                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14 a-12


                              MUNDER SERIES TRUST
                            THE MUNDER @VANTAGE FUND
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                              (MUNDER FUNDS LOGO)

                               480 Pierce Street


                           Birmingham, Michigan 48009



                               September 11, 2006

Dear Shareholder:


    A Special Meeting of Shareholders of the Munder Funds will be held at The Community House, 380 South Bates Street, Birmingham, Michigan 48009, on Thursday, October 26, 2006, at 10:00 a.m., Eastern time to approve new investment advisory agreements for the Munder Funds, to approve the amendment or elimination of certain fundamental investment restrictions for certain Munder Funds, and to approve manager of managers arrangements for the Munder Funds.



    The enclosed materials describe a proposed transaction whereby the management of Munder Capital Management ("Advisor") will partner with Crestview Capital Partners L.P. and Grail Partners LLC to acquire Comerica Incorporated's 89% ownership stake in the Advisor.


    I enthusiastically support this transaction as it will help the Advisor:
    - Maintain its culture and rigorous, disciplined investment process;
    - Attract and retain key investment professionals;
    - Continue to provide quality services to the Munder Funds; and
    - Increase its vested interest in the performance and success of The Munder Funds.


    Following the transaction, the Advisor will continue to operate under its present name and its senior management and portfolio managers will continue to lead the firm and manage your Munder Funds. None of the changes and agreements described in these materials is intended to alter the way in which we manage any of the Munder Funds or result in the increase of any fees or expenses.


    THE BOARDS OF TRUSTEES OF THE MUNDER FUNDS UNANIMOUSLY RECOMMEND YOU VOTE IN FAVOR OF EACH OF THE MATTERS TO BE VOTED ON AT THE MEETING.

    PLEASE REVIEW THESE PROXY SOLICITATION MATERIALS AND COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN OCTOBER 25, 2006.


    If you have any questions after considering the enclosed materials, please call 1-800-331-7847.


   Sincerely,


/s/ John S. Adams                        [JOHN S. ADAMS PHOTO]

John S. Adams
President and Principal Executive Officer

The Munder Funds

MUNDER SERIES TRUST

Institutional Money Market Fund

Liquidity Money Market Fund

Munder Asset Allocation Fund -- Balanced

Munder Bond Fund

Munder Cash Investment Fund

Munder Energy Fund

Munder Index 500 Fund

Munder Intermediate Bond Fund

Munder International Bond Fund

Munder International Equity Fund

Munder Internet Fund

Munder Large-Cap Core Growth Fund

Munder Large-Cap Value Fund

Munder Micro-Cap Equity Fund

Munder Mid-Cap Core Growth Fund

Munder Real Estate Equity Investment Fund

Munder Small-Cap Value Fund

Munder Small-Mid Cap Fund

Munder S&P(R) MidCap Index Equity Fund

Munder S&P(R) SmallCap Index Equity Fund

Munder Tax-Free Money Market Fund

Munder Tax-Free Short & Intermediate
  Bond Fund

Munder Technology Fund

THE MUNDER @ VANTAGE FUND

                               480 PIERCE STREET
                           BIRMINGHAM, MICHIGAN 48009
                                 (800) 468-6337

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 26, 2006

To the Shareholders:

     Munder Series Trust ("MST"), on behalf of each of its series named above (each a "Fund" and, collectively, the "Funds"), and The Munder @Vantage Fund ("@Vantage") will hold a Special Meeting of Shareholders ("Meeting") at The Community House, 380 South Bates Street, Birmingham, Michigan 48009, on Thursday, October 26, 2006, at 10:00 a.m., Eastern time. The Funds and @Vantage are referred to herein collectively as the "Munder Funds."

     The purpose of the Meeting is to ask you to consider the following proposals:


     1. To approve a new combined investment advisory agreement with Munder Capital Management, LLC ("Advisor") for all of the Munder Funds;


     2. To approve a sub-advisory agreement with World Asset Management for the Munder Index 500 Fund, Munder S&P(R) MidCap Index Equity Fund and Munder S&P(R) SmallCap Index Equity Fund;

     3. To approve the amendment or elimination of certain fundamental investment restrictions for the Munder Energy Fund, Munder Internet Fund, Munder Micro-Cap Equity Fund and Munder Technology Fund;

     4. To approve a manager of managers arrangement that would allow the Advisor and any Munder Fund to enter into and materially amend sub-advisory agreements relating to such Munder Fund without obtaining shareholder approval; and



     5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.


     You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of any Munder Fund at the close of business on September 1, 2006.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES.

     In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:                   To vote by Internet:
------------------------------------------------------------------
(1)   Read the Proxy Statement    (1)   Read the Proxy Statement
      and have the enclosed             and have the enclosed
      proxy card at hand.               proxy card at hand.
(2)   Call the toll-free number   (2)   Go to the website that
      that appears on the               appears on the enclosed
      enclosed proxy card.              proxy card.
(3)   Enter the control number    (3)   Enter the control number
      set forth on the enclosed         set forth on the enclosed
      proxy card and follow the         proxy card and follow the
      simple instructions.              simple instructions.


     We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

     PLEASE NOTE: YOU MAY RECEIVE MORE THAN ONE PROXY PACKAGE IF YOU HOLD SHARES IN MORE THAN ONE ACCOUNT. YOU MUST RETURN SEPARATE PROXY CARDS FOR SEPARATE HOLDINGS IF VOTING BY MAIL. WE HAVE PROVIDED POSTAGE-PAID RETURN ENVELOPES FOR EACH, WHICH REQUIRE NO POSTAGE IF MAILED IN THE UNITED STATES.

                PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY
                  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF
                             FURTHER SOLICITATION.

                            YOUR VOTE IS IMPORTANT.

                                       By Order of the Trustees,

                                       /s/ Stephen J. Shenkenberg
                                       Stephen J. Shenkenberg
                                       Secretary





                                       September 11, 2006

MUNDER SERIES TRUST
Institutional Money Market Fund
Liquidity Money Market Fund
Munder Asset Allocation Fund -- Balanced
Munder Bond Fund
Munder Cash Investment Fund
Munder Energy Fund
Munder Index 500 Fund
Munder Intermediate Bond Fund
Munder International Bond Fund
Munder International Equity Fund
Munder Internet Fund
Munder Large-Cap Core Growth Fund
Munder Large-Cap Value Fund
Munder Micro-Cap Equity Fund
Munder Mid-Cap Core Growth Fund
Munder Real Estate Equity Investment Fund
Munder Small-Cap Value Fund
Munder Small-Mid Cap Fund
Munder S&P(R) MidCap Index Equity Fund
Munder S&P(R) SmallCap Index Equity Fund
Munder Tax-Free Money Market Fund
Munder Tax-Free Short & Intermediate
  Bond Fund
Munder Technology Fund

THE MUNDER @VANTAGE FUND

                      ------------------------------------

                                PROXY STATEMENT
                      ------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 26, 2006

     This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Boards of Trustees (referred to together in this Proxy Statement as the "Board") of Munder Series Trust ("MST"), on behalf of each of its series named above (each a "Fund" and, collectively, "Funds"), and The Munder @Vantage Fund ("@Vantage"), to be voted at a Special Meeting of Shareholders to be held at The Community House, 380 South Bates Street, Birmingham, Michigan 48009, on Thursday, October 26, 2006, at 10:00 a.m., Eastern time ("Meeting"), for the purposes set forth below and described in greater detail in this Proxy Statement. The Funds and @Vantage are referred to collectively in this Proxy Statement as the "Munder Funds."

     The following Proposals will be considered and acted upon at the Meeting:


                  Proposal               Munder Funds Affected      Page
------------------------------------------------------------------------
1.   To approve a new combined           All Munder Funds             5
     investment advisory agreement
     ("New Combined Advisory
     Agreement") with Munder Capital
     Management, LLC ("Advisor"), a
     form of which is set forth in
     Exhibit A

                  Proposal               Munder Funds Affected      Page
------------------------------------------------------------------------
2.   To approve a sub-advisory           Munder Index 500 Fund       27
     agreement ("Sub-Advisory            Munder S&P(R) MidCap
     Agreement") with World Asset        Index Equity Fund
     Management, a form of which is set  Munder S&P(R) SmallCap
     forth in Exhibit B                  Index Equity Fund ("Index
                                         Funds")
3.   To approve the amendment or                                     38
     elimination of the fundamental
     investment restrictions regarding:
3.A  Diversification                     Munder Energy Fund          41
                                         Munder Internet Fund
                                         Munder Micro-Cap Equity
                                         Fund
                                         Munder Technology Fund
3.B  Borrowing                           Munder Energy Fund          42
                                         Munder Internet Fund
                                         Munder Micro-Cap Equity
                                         Fund
                                         Munder Technology Fund
3.C  Senior Securities                   Munder Energy Fund          43
                                         Munder Internet Fund
                                         Munder Micro-Cap Equity
                                         Fund
                                         Munder Technology Fund
3.D  Underwriting Securities             Munder Energy Fund          44
                                         Munder Internet Fund
                                         Munder Micro-Cap Equity
                                         Fund
                                         Munder Technology Fund
3.E  Real Estate                         Munder Energy Fund          45
                                         Munder Internet Fund
                                         Munder Micro-Cap Equity
                                         Fund
                                         Munder Technology Fund
3.F  Making Loans                        Munder Energy Fund          45
                                         Munder Internet Fund
                                         Munder Micro-Cap Equity
                                         Fund
                                         Munder Technology Fund
3.G  Concentration of Investments        Munder Energy Fund          46
                                         Munder Internet Fund
                                         Munder Micro-Cap Equity
                                         Fund
                                         Munder Technology Fund

                  Proposal               Munder Funds Affected      Page
------------------------------------------------------------------------
3.H  Commodities                         Munder Energy Fund          48
                                         Munder Internet Fund
                                         Munder Micro-Cap Equity
                                         Fund
                                         Munder Technology Fund
3.I  Pledging, Mortgaging and            Munder Energy Fund          50
     Hypothecating Fund Assets           Munder Internet Fund
                                         Munder Micro-Cap Equity
                                         Fund
                                         Munder Technology Fund
3.J  Investments for Control             Munder Energy Fund          51
                                         Munder Internet Fund
                                         Munder Micro-Cap Equity
                                         Fund
                                         Munder Technology Fund
3.K  Margin Activities and Short         Munder Energy Fund          51
     Selling                             Munder Internet Fund
                                         Munder Micro-Cap Equity
                                         Fund
                                         Munder Technology Fund;
                                         and
4.   To approve a manager of managers    All Munder Funds            52
     arrangement that would allow the
     Advisor and any Munder Fund to
     enter into and materially amend
     sub-advisory agreements relating
     to such Munder Fund without
     obtaining shareholder approval



     In addition, any Proposal to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof will be considered and acted upon at the Meeting.



     You are entitled to vote at the Meeting (and any adjournments or postponements thereof) regarding the Proposals with respect to any Munder Fund for which you owned shares at the close of business on September 1, 2006 ("Record Date"). The date of the first mailing of the proxy cards and this Proxy Statement to shareholders will be on or about September 13, 2006.


     Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given by a shareholder on the proxy card but the proxy card is properly executed and/or voted by the shareholder, such proxy will be voted "FOR" each Proposal and "FOR" any other matters deemed appropriate. Alternatively, shareholders who are named as the record owners of their shares may vote their shares in person at the Meeting. Beneficial owners of shares held through brokers or nominees, however, will not be able to vote in person at the Meeting.


     Once a proxy has been submitted to the Munder Funds, it may be revoked on or before the Meeting: (1) by submitting to the Munder Funds a subsequently dated proxy, (2) by delivering to the Secretary of the Munder Funds at the address on the cover of this Proxy Statement a written notice of revocation, or
(3) if the shareholder is a record owner, by attending the Meeting and casting a vote either in person or by proxy. If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still execute and submit the proxy form included with this Proxy Statement or, if the shareholder is a record owner, attend the Meeting and vote in person.


     Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, "FOR" approval of the Proposals contemplated thereby.

     Each of the Funds is registered as a series of an open-end management investment company under the federal securities laws. @Vantage is registered as a closed-end management investment company under the federal securities laws. The most recent annual reports of the Munder Funds, including financial statements for the fiscal year or period ended June 30, 2006, have been mailed previously to shareholders. At a meeting held on February 14, 2006, the Board approved a change in the fiscal year of the Institutional Money Market Fund, Liquidity Money Market Fund, Munder S&P(R) MidCap Index Equity Fund and Munder S&P(R) SmallCap Index Equity Fund (collectively, "Prior 12/31 Funds") from December 31 to June 30. Annual reports of the Prior 12/31 Funds for the fiscal year ended December 31, 2005 have also been mailed previously to shareholders.

     If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact MST or @Vantage by writing to the Secretary, Munder Funds, 480 Pierce Street, Birmingham, Michigan 48009 or by calling (800) 468-6337. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

                         PROPOSAL 1 -- ALL MUNDER FUNDS

                 APPROVAL OF A NEW COMBINED ADVISORY AGREEMENT


     Shareholders of each Munder Fund are being asked to approve a New Combined Advisory Agreement among the Advisor, @Vantage and MST, on behalf of each Fund. Munder Series Trust II, on behalf of the Munder Healthcare Fund, may also be a party to the New Combined Advisory Agreement if shareholders of the Munder Healthcare Fund do not approve the reorganization and redomiciliation of that Fund into a series of MST.



     Additional information about the Advisor is found below under the heading "Information About the Advisor" and in Exhibit C.


WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE NEW COMBINED ADVISORY AGREEMENT?


     On August 4, 2006, the management team of the Advisor announced that it has partnered with private equity firm Crestview Capital Partners, L.P. ("Crestview") to acquire Comerica Incorporated's ("Comerica") approximately 89% stake in the Advisor ("Transaction"). Grail Partners LLC ("Grail"), who advised the Advisor's management team in connection with the Transaction, will also invest in the acquisition. In general, the acquisition will be accomplished in two steps: (1) the purchase of a portion of Comerica's stake in the Advisor by Munder Capital Holdings, LLC ("Munder Holdings") and Munder Capital Holdings II, LLC ("Munder Holdings II"), new entities formed by the Advisor's management team, Crestview and Grail; and (2) the subsequent redemption by the Advisor of Comerica's remaining stake. The Transaction will help assure that the Advisor maintains its culture and rigorous, disciplined investment process, attracts and retains key investment professionals, and continues to provide quality services to the Munder Funds. The Advisor will continue to operate under its present name and its senior management and portfolio managers will continue to lead the firm and will beneficially own a significant minority interest in the Advisor. Crestview, through its affiliated funds, will beneficially own a majority interest in the Advisor.


     Shortly prior to the closing of the Transaction, Comerica's indirect, wholly-owned subsidiary, WAM Holdings, Inc. ("WAM Holdings"), will purchase the Advisor's passive index division, World Asset Management ("WAM division"), from the Advisor and the Advisor will transfer and assign the assets and liabilities of the WAM division to WAM Holdings. The WAM division is focused on indexed and quantitative investing and currently manages the day-to-day investment activities of the Index Funds pursuant to the Current Advisory Agreement. Following the Transaction, the WAM division is expected to operate as a newly-organized investment advisor that will do business as World Asset Management.

     Following the closing of the Transaction, Munder Capital Management, LLC, the Delaware limited liability company that will be a party to the New Combined Advisory Agreement, will be the successor to Munder Capital Management, a Delaware general partnership and the entity that currently serves as the investment advisor to the Munder Funds. For ease of reference in this Proxy Statement, the term "Advisor" is used to refer to Munder Capital Management, the Delaware general partnership, for all periods prior to the closing of the Transaction as well as Munder Capital Management, LLC, the Delaware limited liability company to be formed as part of the Transaction, for all periods after the closing of the Transaction. Similarly, in this Proxy Statement, the term "WAM" is used to refer to the WAM division for all periods prior to the closing of the Transaction as well as the newly-created entity that will do business as World Asset Management for all periods after the closing of the Transaction.

     Under the Investment Company Act of 1940, as amended ("1940 Act"), the Transaction will result in a change of control of the Advisor, which will result in the automatic termination of the following investment advisory agreements (collectively, "Current Advisory Agreements"):

     - the current combined investment advisory agreement, dated June 13, 2003, as amended, for each Fund ("Current Combined Advisory Agreement"); and

     - the current investment advisory agreement, dated August 17, 2000, as amended, for @Vantage ("Current @Vantage Advisory Agreement").

     In order for the Advisor to be able to continue to provide investment advisory services to the Munder Funds following closing of the Transaction, shareholders of each Munder Fund must approve the New Combined Advisory Agreement with respect to their Munder Fund.

WHAT IS THE PURCHASE PRICE OF COMERICA'S INTEREST IN THE ADVISOR?

     In return for Comerica's approximately 89% fully diluted interest in the Advisor and in accordance with the Purchase and Sale Agreement ("Purchase Agreement"), Comerica is expected to receive $302 million, subject to certain adjustments, and the transfer and assignment of the assets and liabilities comprising the Advisor's WAM division. The $302 million will consist of a cash payment of $232 million, payable upon closing of the Transaction, and an additional payment in the form of an 8% interest-bearing, seven-year subordinated note ("Note") with an initial principal amount of $70 million. The $70 million principal amount would be realized if Comerica client-related revenues received by the Advisor in the five years following the closing of the Transaction remain consistent with current levels. The principal amount of the Note may be increased to a maximum of $80 million or decreased depending on the level of such revenues. Repayment of the Note's principal is scheduled to begin after the sixth anniversary of the closing of the Transaction and to be paid off within one year.


     The $232 million cash payment payable upon closing of the Transaction will be funded with a portion of the proceeds of (1) an aggregate $135 million cash investment, subject to certain adjustments, by Crestview less any cash contribution made by Grail or other investors acceptable to the Arranger (as defined below) and (2) a senior secured term loan facility ("Term Facility") in an aggregate principal amount of $110 million, subject to certain adjustments. The Term Facility and a senior secured revolving credit facility in an aggregate principal amount of up to $10 million will be made available to the Advisor pursuant to a commitment letter arranged by Credit Suisse Securities (USA) LLC ("Arranger"). The Term Facility will mature six years after the closing of the Transaction and will amortize in equal quarterly installments in an aggregate annual amount equal to 1% of the original principal amount of the Term Facility with the balance payable on the maturity date of the Term Facility.


WHAT CONDITIONS HAVE TO BE MET PRIOR TO THE CLOSING OF THE TRANSACTION?

     The closing of the Transaction is subject to certain conditions, including, among others:

     - Obtaining certain required regulatory approvals and making certain regulatory filings, including the Munder Funds filing this Proxy Statement and supplements to their registration statements;


     - Annualized advisory fees payable to the Advisor by all clients that have consented to the assignment of their advisory agreements or approved a new advisory agreement (including, as applicable, the Munder Funds and Munder Healthcare Fund) not being less than 75% of annualized advisory fees payable to the Advisor by such clients as of May 31, 2006 (subject to certain adjustments);


     - Completion of the transfer and assignment of all the assets and liabilities of the WAM division to WAM Holdings;

     - Comerica and the Advisor having entered into certain revenue sharing and sub-advisory agreements;

     - Advisor employees that are also employees or appointees of Comerica (other than the Advisor or its subsidiaries) having submitted their resignation to the Advisor effective as of the closing; and

     - The Advisor having a minimum amount of cash on hand.

     If each of the Transaction's closing conditions is satisfied or waived, the Transaction is expected to close on or about December 29, 2006. Although not considered likely by the Advisor, it is possible that the conditions to closing may be satisfied as early as the date of the Meeting and as a result the closing of the Transaction may occur as early as October 31, 2006. There is no assurance, however, that the Transaction will close. If it does not, then the Current Advisory Agreements will remain in effect.

WHO WILL OWN THE ADVISOR AFTER THE CLOSING OF THE TRANSACTION?

     Following the closing of the Transaction, it is anticipated that Munder Holdings will own approximately 99.5% of the Advisor and Munder Holdings II will own approximately 0.5%. Assuming all eligible employees of the Advisor (other than employees of the WAM division) elect to roll over their units of beneficial interest in the Advisor and receive equity interest in Munder Holdings, it is anticipated that key members of the Advisor's management team and other eligible Advisor employees will beneficially own approximately 36.1% of the Advisor and that Crestview, Grail and other investors, if any, will beneficially own the remaining approximately 63.9% of the Advisor based on the total number of outstanding units. As of the date of this Proxy Statement, eight key members of the Advisor's management team have committed to roll over their units of beneficial interest in the Advisor. All other remaining eligible employees are expected to be provided with the information necessary for them to make their decision prior to the closing of the Transaction. If all remaining eligible employees elect to receive cash, based on the total number of outstanding units, employees of the Advisor will beneficially own approximately 27.3% of the Advisor and Crestview, Grail and other investors, if any, will beneficially own the remaining approximately 72.7% of the Advisor. As indicated above, it is further anticipated that the Advisor will be reorganized as a limited liability company under the name, Munder Capital Management, LLC, immediately following the closing of the Transaction without the proportionate beneficial ownership of the Advisor changing further.

HOW DOES PROPOSAL 1 AFFECT SHAREHOLDERS OF THE MUNDER FUNDS?

     The Transaction and the New Combined Advisory Agreement are not expected to have any material effect on shareholders of the Munder Funds, except that the investment advisory agreements for all of the Munder Funds will be combined into a single agreement and the fees payable under the New Combined Advisory Agreement for Munder Energy Fund, Munder Internet Fund, Munder Micro-Cap Equity Fund and Munder Technology Fund will be computed and accrued daily and paid daily (the same method currently used for all other Munder Funds), instead of being computed and accrued daily and paid monthly. In addition, with respect to the Index Funds, shareholders of those Funds will be asked to approve a new Sub-Advisory Agreement among the Advisor, WAM and the Index Funds with respect to WAM's investment sub-advisory services for the Index Funds.


     Importantly, no changes are proposed to the overall level of services the Advisor currently provides to the Munder Funds and no changes are proposed to the level of fees payable by each Munder Fund for those services. The Advisor has informed the Board that it does not anticipate any changes in the portfolio managers or the portfolio management teams of the Munder Funds as a result of the Transaction, except that the portfolio managers of the Index Funds will be employed by WAM instead of the Advisor following WAM's reorganization and transfer to WAM Holdings, an indirect, wholly-owned subsidiary of Comerica, and provided that shareholders of the Index Funds approve the new Sub-Advisory Agreement in Proposal 2.


WHAT ARE THE TERMS OF THE NEW COMBINED ADVISORY AGREEMENT?

     The form of New Combined Advisory Agreement is attached as Exhibit A. The description of the terms of the New Combined Advisory Agreement that follows is qualified in its entirety by reference to that Exhibit.

     Except as described below, the New Combined Advisory Agreement will be substantially similar in all material respects to the Current Advisory Agreements. Under the New Combined Advisory Agreement, the Advisor will continue to serve as investment advisor to each Munder Fund, retain ultimate responsibility for the management of each Munder Fund and provide investment oversight and supervision of each Munder Fund. These investment management services will be substantially similar in all material respects to the investment advisory services provided under the Current

Advisory Agreements and the Advisor's fees for these services will remain unchanged under the New Combined Advisory Agreement.

     To the same extent permitted under the Current Combined Advisory Agreement, the New Combined Advisory Agreement permits the Advisor to enter into sub-advisory agreements for the benefit of one or more Funds, although the Advisor would continue to have ultimate responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. Unlike the Current @Vantage Advisory Agreement, the New Combined Advisory Agreement would also permit the Advisor to enter into sub-advisory agreements for the benefit of @Vantage. If the Advisor enters into investment sub-advisory agreements for any of the Munder Funds, the Advisor would bear the costs and expenses payable to any sub-advisor, as well as all expenses in connection with the performance of its advisory services for such Funds.

     Under both the Current Advisory Agreements and the New Combined Advisory Agreement, except to the extent the Advisor has delegated any advisory functions to a sub-advisor as permitted under each Agreement, the Advisor will determine, subject to the general supervision and oversight of the Board, and in accordance with each Munder Fund's investment objectives and policies, which securities are to be purchased and sold by each Munder Fund and which broker-dealers are eligible to execute portfolio transactions. Except to the extent the Advisor has delegated any advisory functions to a sub-advisor as permitted under the Agreement, allocation of transactions to broker-dealers is determined by the Advisor, in its best judgment and using its best efforts to seek the best overall terms available. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services provided to the Munder Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. For each of the Munder Funds, during its most recent fiscal year, no commissions were paid to any affiliated brokers in connection with the purchase or sale of securities for any of the Munder Funds.

     Under both the Current Advisory Agreements and the New Combined Advisory Agreement, each Munder Fund bears certain other expenses incurred in its operation, including: taxes; interest; brokerage fees and commissions; fees of the members of its Board who are not officers, directors or employees of the Advisor or any sub-advisor; Securities and Exchange Commission ("SEC") fees and state blue sky fees; charges of custodians and transfer and dividend disbursing agents; the Munder Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Munder Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of independent pricing services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Munder Fund and of its officers and Trustees; and any extraordinary expenses.

     Under both the Current Advisory Agreements and the New Combined Advisory Agreement, the Advisor will exercise its best judgment in rendering the services under the Agreement. The Advisor will be liable to a Munder Fund or to its shareholders only by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Advisor's reckless disregard of its obligations and duties under the Agreement.

     The Current Advisory Agreements had an initial term of two years and could be renewed annually thereafter by the approval of a majority of the Trustees, including a majority of the Trustees that are not "interested persons" of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act ("Non-Interested Trustees"). The current renewal term of the Current Advisory Agreements ends on June 30, 2007. The New Combined Advisory Agreement will run for an initial term also ending on June 30, 2007 and may be renewed annually thereafter so long as it is approved by a majority of the Trustees, including a majority of the Non-Interested Trustees. Like the Current Advisory Agreements, the New Combined Advisory Agreement (1) is terminable as to any applicable Munder Fund at any time without penalty on 60 days' written notice by the Board or by vote of a majority of the outstanding shares of an applicable Munder Fund, or on 90 days' written notice by the Advisor and (2) terminates automatically in the event of any assignment, as defined in the 1940 Act.

     INDEX FUNDS. As noted above, with respect to the Index Funds, a new Sub-Advisory Agreement among the Advisor, WAM and MST, on behalf of the Index Funds, will be entered into with respect to WAM's investment sub-advisory services for the Index Funds if approved by shareholders. As more fully described in Proposal 2, the Transaction contemplates that the WAM division, currently the investment advisor to the Index Funds, would be reorganized as an indirect, wholly-owned subsidiary of Comerica and registered with the SEC as a new investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"). Upon closing of the Transaction, WAM would no longer be a division of the Advisor and would continue to be primarily responsible for the day-to-day management of the Index Funds as an investment sub-advisor of the Index Funds pursuant to a new Sub-Advisory Agreement, assuming shareholders of the Index Funds approve Proposal 2. Thus, as contemplated by the New Combined Advisory Agreement, the Advisor would delegate day-to-day management of the Index Funds to WAM and together with WAM would continue to provide the same level of services provided to the Index Funds under the Current Combined Advisory Agreement. Among the services that WAM would continue to provide include investing and reinvesting the assets of the Index Funds, voting proxies of portfolio securities, and making personnel available to review the Index Funds' investment policies and performance of the Index Funds. Since the same WAM portfolio management team will be responsible for the management of the Index Funds, and there is no change in the total advisory fee payable to the Advisor under the Current Combined Advisory Agreement or in the overall level services being provided to the Index Funds, the Advisor believes that there will be little or no effect on the Index Funds and their shareholders.


     PRINCIPAL DIFFERENCES. Summarized below are the principal differences between the Current Advisory Agreements and the New Combined Advisory Agreement:


     - Combined Agreement for the Funds and @Vantage. The New Combined Advisory Agreement is a single agreement that covers all of the Funds and @Vantage. However, this should have no practical effect for either the Funds or @Vantage in terms of the operation of the New Combined Advisory Agreement.


     - Additional Services. While the services to be performed under the New Combined Advisory Agreement are substantially similar to the services provided under the Current Advisory Agreements, certain additional categories of services have been added in order to reflect better the services already performed by the Advisor for the benefit of the Munder Funds, including the responsibility to (1) vote (or cause a sub-advisor to vote) all proxies solicited by issuers of securities in which the Munder Funds are invested, (2) assist in determining fair value for portfolio securities when market quotations are not readily available and
       (3) make available, without expense, the Advisor's directors, officers and employees to be duly elected or appointed officers of the Munder Funds.

     - Engagement of Sub-Advisors. While the Current Combined Advisory Agreement applicable to the Funds authorizes the Advisor to engage a sub-advisor to manage the day-to-day operations of one or more series of MST, the New Combined Advisory Agreement specifically provides that any sub-advisor so engaged must, among other things, agree to (1) invest and reinvest assets by selecting securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques, (2) cooperate with and provide reasonable assistance to other service providers to the extent reasonably requested by the Advisor or the officers of the Munder Funds, (3) make available copies of investment records and ledgers to assist the Munder Funds' Chief Compliance Officer ("CCO") with overseeing the Funds' compliance program, and provide the Board with periodic or special reports, standardized performance information, and other customary data, (4) make available portfolio managers and other personnel to review investment policies, performance and other matters relating to the management of the Funds, (5) refrain from using or obtaining inside information, and (6) notify the Funds if the sub-advisor fails to be registered as an investment advisor, is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation involving the affairs of the Munder Funds, or if any member of a portfolio management team changes or there is a change in control or management of the sub-advisor. With respect to @Vantage, the Advisor would be permitted to engage a sub-advisor to manage the day-to-day operations of @Vantage in contrast to the Current @Vantage Advisory Agreement, which does not permit the Advisor to engage a sub-advisor.



       The provision regarding the engagement of sub-advisors has also been expanded to contemplate the ability of the Advisor to make alternative sub-advisory arrangements, subject to Board approval, and, if required, shareholder approval. Thus if the SEC adopts a rule with respect to the ability of investment advisors to hire and fire sub-advisors without shareholder approval, the New Combined Advisory Agreement would not prohibit the Advisor and the Munder Funds from relying on such a rule. In Proposal 4, shareholders of each Munder Fund are specifically being asked to approve a manager of managers arrangement that would allow the Advisor and the Munder Funds to rely on such a rule if adopted. To the extent that the Advisor retains one or more sub-advisors under the New Combined Advisory Agreement, the Advisor would be specifically responsible for monitoring reasonably the use by each such sub-advisor of brokers and dealers to execute trades in securities on behalf of the Munder Funds.

     - Brokerage: Similar to provisions in the Current Advisory Agreements, provisions in the New Combined Advisory Agreement would permit the Advisor to enter into agreements with broker-dealers to execute portfolio trades so long as the Advisor uses its best efforts to seek the best overall terms. A new provision has been added to the New Combined Advisory Agreement specifically allowing the Advisor to aggregate or bunch orders for the purchase or sale of securities. This new provision does not expand what the Advisor is permitted to do; it merely memorializes what the Advisor is otherwise permitted to do under the Current Advisory Agreements.


     - Records: The proposed New Combined Advisory Agreement contains provisions specifying that the Advisor will make any necessary filings required under the federal securities laws concerning beneficial ownership of public companies.


     - Expenses: Similar to the Current Advisory Agreements, the Advisor will bear all expenses in connection with the performance of its services under the New Combined Advisory Agreement, including any amounts payable to sub-advisors under any sub-advisory arrangements. In addition, the New Combined Advisory Agreement contains a clause making the Advisor responsible for all reasonable expenses arising from an assignment or change in control of the Advisor, including all reasonable costs associated with soliciting shareholders of the Munder Funds to approve a new advisory agreement with the Advisor. This clause has been added to make the Advisor and not the Munder Funds responsible for any costs associated with obtaining a shareholder vote in the event that the Advisor undergoes a change in control again in the future.


     - Compliance Matters: The New Combined Advisory Agreement contains a new section dealing with compliance matters in order to assist the Munder Funds, their CCO and the Board in complying with the requirements of Rule 38a-1 under the 1940 Act. The New Combined Advisory Agreement provides that the Advisor will supply the Board with its applicable compliance policies and procedures, as well as provide periodic reports discussing its compliance program. In addition, the Advisor will cooperate with the Board and the CCO with respect to any and all compliance-related matters and will provide the Munder Funds with any reasonably requested certifications.

     - Confidential Information: The New Combined Advisory Agreement contains a new section concerning the use of confidential information, including the Munder Funds' portfolio holdings information. Both the Munder Funds and the Advisor will be obligated not to disclose confidential information to any unaffiliated third party except that portfolio holdings information may be disclosed in a manner consistent with the policies adopted by the Munder Funds regarding its dissemination.

     - Calculation of Advisory Fee. With respect to Munder Energy Fund, Munder Internet Fund, Munder Micro-Cap Equity Fund and Munder Technology Fund, the Advisor's compensation under the Current Combined Advisory Agreement is computed and accrued daily and payable monthly. However, with respect to all other Munder Funds, the Advisor's compensation is computed and accrued daily and payable daily. In order to promote uniformity across all Munder Funds under the New Combined Advisory Agreement, the Advisor's compensation would be computed and accrued daily and payable daily with respect to all Munder Funds. The effect of this modification to the Munder Energy Fund, Munder Internet Fund, Munder Micro-Cap Equity Fund and Munder Technology Fund under the New Combined Advisory Agreement would be to decrease the amount of available and reinvestable cash on any given day, which in turn may cause a decrease in the total return of these Funds. However, any such decrease is not expected to be of a material amount.

     Each Munder Fund's shareholders last approved their Fund's Current Advisory Agreement, in accordance with the requirements of the 1940 Act, as of the following dates:

FUND                                       SHAREHOLDER APPROVAL DATE
----                                       -------------------------
Institutional Money Market Fund               April 30, 2003
Liquidity Money Market Fund                   May 16, 2003
Munder Asset Allocation Fund -- Balanced      June 13, 2003
Munder Bond Fund                              June 13, 2003
Munder Cash Investment Fund                   June 13, 2003
Munder Energy Fund                            October 30, 2003
Munder Index 500 Fund                         June 13, 2003
Munder Intermediate Bond Fund                 June 13, 2003
Munder International Bond Fund                June 13, 2003
Munder International Equity Fund              June 13, 2003
Munder Internet Fund                          October 30, 2003
Munder Large-Cap Core Growth Fund             June 13, 2003
Munder Large-Cap Value Fund                   June 13, 2003

FUND                                       SHAREHOLDER APPROVAL DATE
----                                       -------------------------
Munder Micro-Cap Equity Fund                  October 30, 2003
Munder Mid-Cap Core Growth Fund               June 13, 2003
Munder Real Estate Equity Investment Fund     June 13, 2003
Munder Small-Cap Value Fund                   June 13, 2003
Munder Small-Mid Cap Fund                     July 1, 2005
Munder S&P(R) MidCap Index Equity Fund        April 30, 2003
Munder S&P(R) SmallCap Index Equity Fund      April 30, 2003
Munder Tax-Free Money Market Fund             June 13, 2003
Munder Tax-Free Short & Intermediate Bond
  Fund                                        June 13, 2003
Munder Technology Fund                        October 30, 2003
The Munder @Vantage Fund                      October 7, 2000

HOW IS THE ADVISOR COMPENSATED FOR ITS SERVICES TO THE MUNDER FUNDS?

     Exhibit D sets forth advisory fee rates under the Current Advisory Agreements with respect to each Munder Fund, as well as the Munder Healthcare Fund, and the investment advisory fees paid to the Advisor by such Funds during their most recent fiscal year and any advisory fees waived or expenses reimbursed by the Advisor. The advisory fee rate of each Munder Fund will not change under the New Combined Advisory Agreement.


     In addition, Exhibit D sets forth investment advisory fees paid to the Advisor by other funds having a similar investment objective as a Munder Fund, as well as the advisory fee rates applicable to those funds along with such funds' net asset values as of June 30, 2006. No fees were waived or expenses reimbursed by the Advisor with respect to those funds.


WHAT IF A MUNDER FUND'S SHAREHOLDERS DO NOT APPROVE THE NEW COMBINED ADVISORY AGREEMENT?

     Should a Munder Fund's shareholders not approve the New Combined Advisory Agreement, the Advisor will cease to serve as investment advisor to that Munder Fund as of the date of the closing of the Transaction. In the event that the New Combined Advisory Agreement is not approved by a Munder Fund's shareholders prior to the closing of the Transaction, the Board will consider what other action is necessary, appropriate and in the best interests of that Munder Fund and its shareholders under the circumstances, which may include approving an interim investment advisory agreement with the Advisor in accordance with Rule 15a-4 under the 1940 Act pending a further shareholder vote on the New Combined Advisory Agreement. Rule 15a-4 permits an investment advisor to provide services to a mutual fund for a temporary period of time without shareholder approval of the interim agreement so long as the fund's board of trustees, including a majority of the trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the mutual fund, approves the interim agreement and the following conditions, among others, are met:

     - The interim agreement terminates within 150 days;

     - Compensation to be received by the investment advisor under the interim agreement is no greater than the compensation the advisor would have received under the previous investment advisory agreement, and subject to certain exceptions, the interim agreement contains the same terms and conditions as the previous agreement;

     - Compensation earned by the investment advisor under the interim agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement with the advisor;

     - If shareholders approve the new agreement within 150 days of the effective date of the interim agreement, the amount held in the escrow account, including interest, will be paid to the investment advisor; and

     - If shareholders do not approve the new agreement within the above time frame, the investment advisor will be paid the lesser of the costs incurred performing its services under the interim agreement or the total amount in the escrow account, including interest earned.

     Although the Board of Trustees of MST may consider approving an interim agreement between the Advisor and MST, on behalf of an Index Fund, if the Transaction closes before one or more Index Funds have approved the New Combined Advisory Agreement, the Board will not be able to use Rule 15a-4 to approve a form of interim sub-advisory agreement with respect to the Index Fund. As a result, in that situation, the Advisor may have to manage the assets of one or more of the Index Funds directly while shareholder approval of the proposed New Combined Advisory Agreement and proposed Sub-Advisory Agreement continues to be solicited.

     Importantly, approval of the New Combined Advisory Agreement by shareholders of each Munder Fund is not contingent upon approval by any other Munder Fund's shareholders.

DO ANY TRUSTEES, EXECUTIVE OFFICERS OR THEIR ASSOCIATES HAVE A SUBSTANTIAL INTEREST IN APPROVAL OF THE NEW COMBINED ADVISORY AGREEMENT?


     Certain employees of the Advisor currently own a beneficial interest in the Advisor through Munder Group, LLC ("Management LLC"). Those employees (other than those who are employed by the WAM division) will be offered the opportunity to exchange their equity interests in Management LLC for equity interests in Munder Holdings. As discussed above under "Who will own the Advisor after the closing of the Transaction?" Munder Holdings will own 99.5% of the Advisor following the closing of the Transaction.


     Employees of the WAM division who own a beneficial interest in the Advisor through Management LLC are expected to receive a cash payout in exchange for their equity interests in Management LLC.

WHO IS BEARING THE EXPENSES RELATED TO THIS PROPOSAL 1?

     All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of this Proposal 1 will be borne one-half by Munder Holdings and one-half by Comerica.

WHAT DID THE BOARD CONSIDER WHEN APPROVING THE NEW COMBINED ADVISORY AGREEMENT?


     On August 21-22, 2006, the Board held an in-person meeting at which it reviewed information about the Transaction and its potential impact on the Munder Funds and considered the terms of the New Combined Advisory Agreement. The Board and counsel to the Non-Interested Trustees had an opportunity to review the information provided in advance of the meeting by the Advisor and counsel to the Munder Funds. This information included materials that provided detailed information from the Advisor about the Transaction, including information about financial terms of the Transaction, information provided in response to a detailed series of questions submitted by counsel to the Munder Funds in advance of the meeting, information about Crestview and Grail (who are expected to have a significant interest in the Advisor following the closing of the Transaction) and memoranda outlining the legal duties of the Board. The Board also discussed the structure of Transaction with representatives of the Advisor, Crestview and Grail, and in executive session with their counsel.



     The Board considered this new information carefully in conjunction with the detailed information provided to them by the Advisor with respect to the Board meeting held on May 15-16, 2006 in connection with the

Board's annual evaluation and approval of the continuance of the Current Advisory Agreements. In evaluating the New Combined Advisory Agreement, the Board conducted a review that was specifically focused upon the approval of the Agreement, and relied upon the Board's knowledge, resulting from its meetings throughout the year, of the Advisor, its services and the Munder Funds.

     In approving the New Combined Advisory Agreement and determining to submit it to shareholders for approval, the Trustees considered several factors discussed below. The Board was advised by legal counsel to the Munder Funds and legal counsel to the Non-Interested Trustees with respect to their deliberations regarding the approval of the New Combined Advisory Agreement. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.


          (A) THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISOR: With respect to this factor, the Board considered information it believed necessary to assess the stability of the Advisor as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the Munder Funds by the Advisor following the closing of the Transaction. The Trustees reviewed the details of the anticipated equity structure of the Advisor following the closing of the Transaction generally and with respect to the identity and business of the entities that are expected to become direct or indirect equity owners of the Advisor as a result of the Transaction, including the financial resources of those entities and their ability to assist in growing the Advisor's business and/or in servicing the Munder Funds. In this regard, the Trustees considered information about how the Advisor's management and operations would be structured following the Transaction including in particular how the Transaction might affect the Advisor's performance or its delivery of services under the New Combined Advisory Agreement. In particular, the Board noted that the Transaction would result in employees of the Advisor owning a substantially larger percentage of the Advisor than they currently own, which should align their long-term interests with the interests of the Advisor. In addition, the Board observed that increased employee ownership in the Advisor, and the long-term nature of that ownership, and increasing benefits to management from the growth of assets under management should help the Advisor retain key management and investment personnel, which is important when considering the stability of the Advisor.

          The Trustees considered information addressing the projected benefits to the Advisor expected to result from the Transaction. They received information describing how the Transaction is expected to affect the Advisor's business, including the departure or hiring of key personnel, the Advisor's continuing relationship with Comerica and/or new or changed agreements with Comerica regarding the Advisor's personnel or services. The Trustees reviewed the Advisor's actions to minimize the likelihood that the Advisor would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by the Advisor following the Transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees. With respect to portfolio managers of each Munder Fund, the Trustees received information describing changes that the Advisor anticipated making in the structure of, and the method used in determining, the compensation and incentive programs (e.g., salary, bonus, deferred compensation, and pension and retirement plans and arrangements) received by key investment and management personnel and considered how these changes are expected to better align the interests of key investment and management personnel with those of the Funds' shareholders and to promote the long-term performance of the Funds. The Board concluded that the compensation and incentive programs were competitive and should help to retain key personnel.

          The Advisor addressed for the Board its efforts both initially and on an ongoing basis to retain firm clients and to respond to questions from clients and potential clients regarding the Transaction. In this regard, the Trustees also considered information concerning Comerica's and the Advisor's plans for the Advisor or its affiliates to continue to provide investment management, research and trading services to Comerica and its clients on terms substantially similar to those currently in place.

          With respect to the Index Funds, the Board took note of the fact that it was proposed that the Advisor would delegate certain services to be provided to these Funds under the New Combined Advisory Agreement to WAM and they considered the mechanics and likely impact of the separation of WAM from the Advisor as part of the Transaction. In particular, they considered the impact these changes would have on the Index Funds and considered the Advisor's program for overseeing and supervising the services that WAM would be providing to the Index Funds as a sub-adviser, including but not limited to WAM's compliance program. The Advisor also addressed how the firm's compliance responsibilities are expected to be divided and coordinated between the Advisor and WAM with respect to the Index Funds, including, for example, proxy voting.

          The Board also considered the general experience, business and operations of the Advisor (as well as the experience of key personnel from Crestview and Grail) and information as to the Advisor's projected financial condition and resources following the closing of the Transaction and in each of the next several years.


          Based on these and other factors, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and their retention justified approval of the New Combined Advisory Agreement. The Board placed particular significance in this regard on the likelihood that the Advisor would continue to provide the same type and quality of services to the Munder Funds following the closing of the Transaction as the Advisor has historically provided the Munder Funds.



          (B) THE INVESTMENT PERFORMANCE OF THE MUNDER FUNDS AND THE
     ADVISOR: In considering the investment performance of the Munder Funds, the Board took note of its comprehensive review of the Munder Funds' performance during the Board's May 15-16, 2006 meeting at which the Board approved the continuance of the Current Advisory Agreements pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the one-, three-, five- and ten-year and since inception total investment performance, on both a gross and net basis, of each Fund's Class Y shares as of December 31, 2005 and compared this information to the performance of the Fund's benchmark(s), where applicable, and the median performance of the Fund's "peer group" as categorized by Lipper, Inc. ("Lipper"). In addition, the Board considered each Fund's one-, three-, five- and ten-year Lipper "ranking" within the Fund's peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and the overall "star" ratings of the Fund by Morningstar, Inc. The Board also considered each Fund's one-, three-, five-and ten-year total return for Class A shares as of December 31, 2005 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund. In addition, the Board considered the one-year gross and the one-year, three-year and since inception total investment performance of @Vantage as of December 31, 2005; the performance of @Vantage's benchmark indexes and the NASDAQ Composite Index; and the performance of another registered, closed-end management investment company that the Advisor believes has investment objectives, policies, strategies and risk characteristics which are similar to those of @Vantage. This information assisted the Board in assessing the investment performance of each Munder Fund in comparison to the performance of its benchmark(s) and that of its peer group of funds. The Board also received performance data for the Munder Funds updated through June 30, 2006. Finally, the Board considered the impact the closing of the Transaction may have on the Advisor's capabilities to achieve the same or better performance results for the Munder Funds in the future.


          Based on these considerations and comparisons, the Board concluded that the investment performance of the Munder Funds supported approval of the New Combined Advisory Agreement.


          (C) THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE MUNDER FUNDS: With respect to this factor, the Board took note of its comprehensive review of the Advisor's profitability during the Board's May 15-16, 2006 meeting at which the Board approved the continuance of the Current Advisory Agreements pursuant to the requirements of Section 15(c) of the 1940 Act. The Board also reviewed information provided to them by the Advisor that described the anticipated effect the Transaction would have on current and future revenue sharing arrangements, including arrangements with Comerica and its affiliates, and the Advisor's profitability following the closing of the Transaction. The Board observed that any projection regarding the Advisor's profitability would depend on many assumptions as to the Advisor's financial condition and operations following the closing of the Transaction and would be, therefore, speculative. For these reasons, the Board gave measured consideration to projections regarding the Advisor's future profitability in determining whether to approve the New Combined Advisory Agreement.



          (D) THE EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE MUNDER FUNDS GROW AND WHETHER FEE LEVELS WOULD REFLECT ECONOMIES OF
     SCALE: In considering economies of scale with respect to the Munder Funds, the Board took note of its comprehensive review of economies of scale during the Board's May 15-16, 2006 meeting at which the Board approved the continuance of the Current Advisory Agreements pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Advisor's willingness in recent years and on an on-going basis to review the advisory and other fees of all the Munder Funds for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the Munder Funds and reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds' advisory fees) in an overall effort to reduce the Munder Funds' total operating expenses. The Board considered the Advisor's representation that it will seek to share economies of scale with the Munder Funds' shareholders through appropriate mechanisms in the future. The Board also considered the additional contractual breakpoints to be implemented with respect to certain of the Munder Funds that the Advisor proposed at the meeting held on August 21-22, 2006 following discussions at the May 15-16, 2006 meeting. Based on all of the above, the Board concluded that the Advisor's efforts in this regard supported approving the New Combined Advisory Agreement.



          (E) A COMPARISON OF FEE LEVELS OF THE MUNDER FUNDS WITH THOSE OF COMPARABLE FUNDS: In considering the advisory fees applicable to the Munder Funds compared to those of comparable funds, the Board took note of its comprehensive review of the Munder Funds' fee levels, including comparative fee information for peer funds, during the Board's May 15-16, 2006 meeting at which the Board approved the continuance of the Current Advisory Agreements pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered each Fund's advisory fees and total expenses as they compared to those of comparable funds identified by Lipper in the case of the advisory fee comparisons and to the funds included in the Funds' respective Lipper category in the case of total expense comparisons. The Board also considered each Fund's total operating expense ratio (and certain components of the total expense ratio) of the Fund's Class A shares in comparison to those of Class A shares of each comparable fund in the Fund's Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund's Lipper peer group. The Board also received separate information prepared by a third-party data mutual fund provider that compared the Fund's advisory fees at varying asset levels to the fees charged to the Fund's peers. This information assisted the Board in assessing the fee and expense levels of each Munder Fund in comparison to the fee and expenses levels of each Munder Fund's peer group of funds. In addition, the Board noted that @Vantage is a registered, closed-end, non-diversified management investment company that has the ability to make significant investments in illiquid, internet-related companies and is not easily comparable to other funds. In this regard, the Board considered that Lipper does not create "peer groups" for closed-end investment companies (such as @Vantage) like those it creates for open-end investment companies.



          The Board also took into consideration the fact that the Advisor did not propose nor anticipate proposing any changes in the current advisory fees or other fees applicable to the Munder Funds payable to it as a result of the Transaction. Based on these fee and expense comparisons, the Board concluded that the current advisory fee and total fee levels of each of the Munder Funds should not preclude approval of the New Combined Advisory Agreement.



          (F) BENEFITS DERIVED OR TO BE DERIVED BY THE ADVISOR FROM THE RELATIONSHIP WITH THE MUNDER FUNDS: In considering the benefits derived or to be derived by the Advisor from the relationship with the Munder Funds, the Board took note of its comprehensive review of the Advisor's relationship with the Munder Funds, during the Board's May 15-16, 2006 meeting at which the Board approved the continuance of the Current Advisory Agreements pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Advisor's representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Munder Fund, the Advisor may benefit from its relationship with the Munder Funds in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor's name. The Board also considered the Advisor's representation that, although money managers may benefit from the use of "soft dollars" obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on this information, the Board concluded that these additional benefits should not preclude approval of the New Combined Advisory Agreement.


     Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board, including by a separate vote of the Non-Interested Trustees, unanimously approved the New Combined Advisory Agreement and unanimously voted to recommend the New Combined Advisory Agreement to shareholders for approval.

INFORMATION ABOUT THE ADVISOR

     Founded in 1985, the Advisor is currently a Delaware general partnership that is registered as an investment advisor with the SEC and is located at 480 Pierce Street, Birmingham, Michigan 48009. The general partners of the Advisor are currently Management LLC, WAM Holdings and WAM Holdings II, LLC ("WAM Holdings II"). WAM Holdings and WAM Holdings II are indirect, wholly-owned subsidiaries of Comerica Bank, N.A. ("Comerica Bank"), located at 500 Woodward Avenue, 33rd Floor, Detroit, Michigan 48226. Comerica Bank is a wholly-owned subsidiary of Comerica, a publicly-held bank holding company located at 500 Woodward Avenue, Detroit, Michigan 48226. As of August 3, 2006, Comerica owned or controlled approximately 89% of the Advisor on a fully diluted basis.


     For a discussion of the anticipated ownership structure of the Advisor following the closing of the Transaction, please refer to the answer to the question "Who will own the Advisor after the closing of the Transaction?" provided above.



     As of June 30, 2006, the Advisor had approximately $41 billion in assets under management, including amounts advised by its WAM division. Excluding its WAM division, the Advisor managed $25.1 billion in assets, made up of $9.1 billion in actively managed equity securities, $6.3 billion in fixed income securities and $9.7 billion in cash management assets. As of June 30, 2006, the WAM division had $15.9 billion in indexed assets under management.


     Set forth in Exhibit C is certain information with respect to the executive officers and general partners of the Advisor as of August 3, 2006, and information with respect to executive officers and directors of the Advisor expected to serve in those capacities following completion of the Transaction.

RELIANCE ON SECTION 15(F) OF THE 1940 ACT

     The Board has been advised that, in connection with carrying out the Transaction, parties to the Purchase Agreement intend to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment advisor to an investment company, and any of the investment advisor's affiliated persons (as that term is defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment advisor so long as two conditions are met.

     First, for a period of three years after the closing of the Transaction, at least 75% of the Board must be comprised of persons who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor advisor. The Munder Funds intend to comply with this 75% requirement with respect to the Board for the three-year period following the closing of the Transaction.

     The second condition of Section 15(f) is that, for a period of two years following the closing of the Transaction, there must not be imposed on the Munder Funds any "unfair burden" as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an advisor, or any "interested person" of the advisor, would receive or be entitled to receive any compensation, directly or indirectly, from the Munder Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Munder Funds (other than bona fide ordinary compensation as principal underwriter for a Munder Fund).

     Each party to the Purchase Agreement has agreed that it will not take or recommend any act that would constitute an "unfair burden," as defined above, on a Munder Fund for a period of two years following the closing of the Transaction.

SHAREHOLDER APPROVAL


     Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of each Munder Fund entitled to vote on the Proposal, as defined in the 1940 Act, with all classes of a particular Munder Fund voting together and not by class. Shareholders are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.


     A "majority of the outstanding voting securities" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

   YOUR BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY
    RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW COMBINED ADVISORY AGREEMENT.

PROPOSAL 2 -- MUNDER INDEX 500 FUND, MUNDER S&P(R) MIDCAP INDEX EQUITY FUND AND
                 MUNDER S&P(R) SMALLCAP INDEX EQUITY FUND ONLY

                      APPROVAL OF A SUB-ADVISORY AGREEMENT


     Shareholders of each of the Index Funds are being asked to approve the Sub-Advisory Agreement among the Advisor, investment advisor to each of the Index Funds, WAM, and MST, on behalf of the Index Funds. WAM currently manages the day-to-day investment activities of the Index Funds pursuant to the Current Combined Advisory Agreement and is focused on indexed and quantitative investing. It is proposed that the Advisor would continue to serve as investment advisor to the Index Funds pursuant to the New Combined Advisory Agreement, to the extent that the Agreement is separately approved by shareholders of the Index Funds as described in Proposal 1 above. As further discussed in this Proposal 2, it is also proposed that WAM continue to manage the Index Funds on a day-to-day basis as the Index Funds' sub-advisor pursuant to the proposed new Sub-Advisory Agreement following the closing of the Transaction.


     Additional information about WAM is found below under the heading "Information About WAM" and in Exhibit C.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE SUB-ADVISORY AGREEMENT?

     In addition to the change of control of the Advisor and automatic termination of the Current Combined Advisory Agreement that is expected to occur as a result of the completion of the Transaction, as discussed in Proposal 1 above, it is also proposed that, shortly prior to the closing of the Transaction, the WAM division will be reorganized as an indirect, wholly-owned subsidiary of Comerica and registered with the SEC as an investment advisor under the Advisers Act. As a result, WAM will no longer be a part of the Advisor following the completion of the Transaction and, therefore, could only continue to provide investment management services to the Index Funds pursuant to a separate investment advisory agreement with WAM. The Advisor has proposed, and the Board of Trustees of MST, including a majority of its Non-Interested Trustees, has approved with respect to the Index Funds, retaining WAM as a sub-advisor to the Index Funds pursuant to the Sub-Advisory Agreement in order to assure that the Index Funds continue to receive uninterrupted management services by WAM. In order for WAM to be able to continue the day-to-day management of the Index Funds following completion of the Transaction, shareholders of each Index Fund are being asked to approve a new Sub-Advisory Agreement among the Advisor, WAM and MST, on behalf of each of the Index Funds.

WHAT IS THE SALE PRICE OF THE WAM DIVISION?

     Comerica's indirect, wholly-owned subsidiary, WAM Holdings, will purchase the WAM division from the Advisor for $12.5 million and the Advisor will transfer and assign the assets and liabilities of the WAM division to WAM Holdings.

WHO WILL OWN THE WAM DIVISION?

     Shortly prior to the closing of the Transaction, the WAM division will be organized as a newly-created entity that will do business as World Asset Management and will be an indirect, wholly-owned subsidiary of Comerica.

HOW DOES PROPOSAL 2 AFFECT SHAREHOLDERS OF THE INDEX FUNDS?

     If the new Sub-Advisory Agreement is approved by shareholders of each Index Fund, following the closing of the Transaction (which is expected to occur on or about December 29, 2006), WAM will continue to be primarily responsible for the day-to-day management of the Index Funds as a sub-advisor to the Index Funds pursuant to the new Sub-Advisory Agreement. Although WAM will no longer be a division of the Advisor, WAM intends to continue to provide substantially the same portfolio management services it currently provides to the Index Funds under the Current Combined Advisory Agreement. The Index Funds will not pay a separate advisory fee to WAM, but will continue to pay the same fee to the Advisor, who will then pay a sub-advisory fee to WAM for its investment sub-advisory services provided to the Index Funds. Since there is no change in the total advisory fee payable to the Advisor by the Index Funds under the Current Combined Advisory Agreement or the overall advisory and administrative services being provided to the Index Funds, and given that the same WAM portfolio personnel will be responsible for the management of the Index Funds, the Advisor and WAM believe that the completion of the Transaction will have little or no effect on the Index Funds and their shareholders.

WHAT ARE THE TERMS OF THE SUB-ADVISORY AGREEMENT?

     The form of Sub-Advisory Agreement is attached as Exhibit B. The description in this section of the terms of the Sub-Advisory Agreement is qualified in its entirety by reference to that Exhibit.

     The Sub-Advisory Agreement approved by the Board of Trustees of MST and proposed for shareholder approval provides that, for each Index Fund, WAM will determine, subject to the general supervision and oversight of the Board of Trustees of MST and of the Advisor, and in accordance with each such Index Fund's investment objectives and policies, which securities are to be purchased and sold by each Index Fund and which broker-dealers are eligible to execute portfolio transactions. Allocation of transactions to broker-dealers is determined by WAM, in its best judgment and using its best efforts to seek the best overall terms available. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, WAM is authorized to consider the brokerage and research services provided to the Index Funds and/or other accounts over which WAM or its affiliates exercise investment discretion, although WAM has informed the Advisor that it does not intend to consider such services when selecting broker-dealers. For each of the Index Funds, during its most recent fiscal year, no commissions were paid to any affiliated brokers in connection with the purchase or sale of securities for any of the Index Funds.


     Among other things, WAM will be responsible for voting proxies and WAM will bear all expenses in connection with the performance of its services under the Sub-Advisory Agreement. Further, WAM will be responsible for all reasonable expenses arising from any assignment of the Sub-Advisory Agreement or change in control of WAM, including all reasonable costs associated with soliciting shareholders of the Munder Funds to approve a new sub-advisory agreement with WAM.


     WAM will exercise its best judgment in rendering the services under the Sub-Advisory Agreement. WAM will be liable to the Advisor or an Index Fund or to its shareholders only by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of WAM's reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

     Like the New Combined Advisory Agreement, the Sub-Advisory Agreement will run for an initial term ending June 30, 2007 and may be renewed annually thereafter so long as they are each approved by a majority of the Trustees, including a majority of the Non-Interested Trustees. The Sub-Advisory Agreement is terminable as to any Index Fund at any time without penalty on 60 days' written notice by the Board or by vote of a majority of the outstanding shares of such Index Fund, or on 90 days' written notice by WAM or the Advisor. The Sub-Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act, or in the event the New Combined Advisory Agreement is terminated.

HOW WILL WAM BE COMPENSATED FOR ITS SERVICES TO THE INDEX FUNDS?

     Under the Sub-Advisory Agreement, the Advisor, and not the Index Funds, would pay WAM the following sub-advisory fee for each Index Fund:

     0.12% of the first $10 million of average daily net assets;
     0.10% of the next $40 million;
     0.08% of the next $50 million;
     0.04% of the next $100 million; and
     0.02% of average daily net assets in excess of $200 million.

     Amounts payable to WAM will be calculated and accrued daily and paid monthly.

DO ANY TRUSTEES, EXECUTIVE OFFICERS OR THEIR ASSOCIATES HAVE A SUBSTANTIAL INTEREST IN APPROVAL OF THE SUB-ADVISORY AGREEMENT?

     Certain employees the Advisor currently own a beneficial interest in the Advisor through Management LLC. Those employees (other than those who are employed by the WAM division) will be offered the opportunity to exchange their equity interests in Management LLC for equity interests in Munder Holdings. As discussed above under "Who will own the Advisor after the closing of the Transaction?" Munder Holdings will own 99.5% of the Advisor following the closing of the Transaction.

     Employees of the WAM division of the Advisor who own a beneficial interest in the Advisor through Management LLC are expected to receive a cash payout in exchange for their equity interests in Management LLC.

WHAT IF AN INDEX FUND'S SHAREHOLDERS DO NOT APPROVE THE SUB-ADVISORY AGREEMENT?

     Should an Index Fund's shareholders not approve the Sub-Advisory Agreement, WAM will cease to serve as investment advisor to that Index Fund as of the date of the closing of the Transaction and the Advisor will be responsible for the portfolio management of that Index Fund, assuming the Index Fund's shareholders approve the New Combined Advisory Agreement with respect to that Index Fund. Should an Index Fund's shareholders not approve the New Combined Advisory Agreement, neither the Advisor nor WAM will serve as an investment advisor to that Index Fund as of the date of the closing of the Transaction, regardless of whether the Index Fund's shareholders approve the Sub-Advisory Agreement unless the Board approves an interim agreement with the Advisor, as discussed in greater detail under "What if a Munder Fund's shareholders do not approve the New Combined Advisory Agreement?" In either a case, the Board of Trustees of MST will need to take such further actions it deems necessary, appropriate and in the best interests of that Index Fund and its shareholders under the circumstances. Importantly, approval of the Sub-Advisory Agreement by an Index Fund's shareholders is not contingent upon approval by another Index Fund's shareholders.

WHO IS BEARING THE EXPENSES RELATED TO THIS PROPOSAL 2?

     All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of this Proposal 2 will be borne one-half by Munder Holdings and one-half by Comerica.

WHAT DID THE BOARD OF TRUSTEES OF MST CONSIDER WHEN APPROVING THE SUB-ADVISORY AGREEMENT?

     On August 21-22, 2006, the Board of Trustees of MST held an in-person meeting, at which it reviewed the information about the Transaction and its potential impact on the Index Funds and considered the terms of the new Sub-Advisory Agreement. The Board of Trustees of MST and counsel to the Non-Interested Trustees had an opportunity to review the information provided in advance of the meeting by the Advisor, WAM and counsel to the Index Funds. This information included materials that provided detailed information from WAM about the Transaction, including information about the separation of WAM from the Advisor following the closing of the Transaction, and memoranda outlining the legal duties of the Board of Trustees of MST. The Board of Trustees of MST considered this new information carefully in conjunction with the detailed information provided to them by the Advisor with respect to the Board meeting held on May 16, 2006, during which the Trustees considered information in connection with the Board's annual evaluation and approval of the continuance of the Current Combined Advisory Agreement, pursuant to which WAM currently serves as the investment advisor to the Index Funds.


     The Board of Trustees of MST also discussed the Transaction with representatives of the Advisor, who explained the structure of the Transaction and the proposed organization and management of WAM following the closing of the Transaction, and in executive session with their counsel.


     In approving the new Sub-Advisory Agreement and determining to submit it to shareholders for approval, the Trustees considered several factors discussed below. The Board was advised by legal counsel to the Munder Funds and legal counsel to the Non-Interested Trustees with respect to their deliberations regarding the approval of the Sub-Advisory

Agreement. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

          (A) THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY
     WAM: With respect to this factor, the Board took into consideration the nature, extent and quality of services WAM had historically provided the Index Funds as investment advisor to each Index Fund under the Current Advisory Agreement. The Board also considered information about how the Transaction is likely to affect WAM's personnel, organizational structure and day-to-day operations, including any material events that may reasonably be expected to affect WAM's business, such as events outside of the ordinary course of business, the departure or hiring of key personnel and any new or changed agreements between WAM and Comerica, WAM and the Advisor or the Advisor and Comerica regarding WAM's personnel or business. The Board considered the timing and process for transitioning WAM to be a registered investment adviser and indirect, wholly-owned subsidiary of Comerica. The Board also considered WAM's representation that the Transaction should not impact the performance of, or its delivery of services to, the Index Funds. The Board also reviewed information describing the terms of any continuing services and/or relationship between WAM and the Advisor. In this regard, the Board reviewed:

     - the qualifications of management of WAM and of persons providing portfolio management services to the Index Funds;

     - the performance of the Index Funds and WAM, both individually and generally with respect to all of the Index Funds;

     - the information provided by WAM in response to a detailed series of questions submitted by counsel to the Index Funds;

     - the terms of the Sub-Advisory Agreement; and

     - the general experience, business, and operations of WAM as well as its projected financial condition following its reorganization.

          The Board also considered information concerning how the Advisor and WAM intended to divide and coordinate between them the compliance responsibilities for the Index Funds, including, for example, proxy voting. The Board also recognized that WAM would be taking the necessary steps in the months following the Board's consideration and approval of the Sub-Advisory Agreement to register as an investment adviser under the federal securities laws, which would include development of a stand-alone compliance program. The Board was advised that the program was likely to be similar to the Advisor's current compliance program that the Board has previously approved and to which WAM currently is subject. The Board agreed to receive information concerning WAM's compliance program at a future meeting of the Board to be held prior to WAM providing investment sub-advisory services to the Index Funds.


          Based on these and other factors, the Board concluded that the information presented to and considered by the Board justified approval of the Sub-Advisory Agreement.


          (B) THE INVESTMENT PERFORMANCE OF THE INDEX FUNDS AND WAM: In considering the investment performance of the Index Funds for periods during which WAM provided advisory services to the Index Funds, the Board took note of its comprehensive review of the Index Funds' performance during the Board's May 16, 2006 meeting at which the Board approved the continuance of the Current Combined Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the one-, three-, five- and ten-year and since inception total investment performance, on both a gross and net basis, of each Index Fund's Class Y shares as of December 31, 2005 and compared this information to the performance of the Index Fund's benchmark index and the median performance of the Index Fund's "peer group" as categorized by Lipper. In addition, the Board considered each Index Fund's one-, three-, five- and ten-year Lipper "ranking" within the Index Fund's peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and the overall "star" ratings of the Index Fund by Morningstar, Inc. The Board also considered each Index Fund's one-, three-, five- and ten-year total return for Class A shares as of December 31, 2005 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Index Fund. The Board also received performance data for the Index Funds updated through June 30, 2006 as well as performance data for comparable time periods of other client accounts managed by WAM in a similar fashion to the Index Funds. Finally, the Board considered the impact the restructuring of WAM and the closing of the Transaction may have on WAM's capabilities to achieve the same or better performance results for the Index Funds in the future.

          Based on these considerations and comparisons, the Board concluded that the investment performance of the Index Funds supported approval of the Sub-Advisory Agreement.

          (C) THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY WAM AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE INDEX
     FUNDS: With respect to this factor, the Board took note of its comprehensive review of the Advisor's profitability during the Board's May 16, 2006 meeting at which the Board approved the continuance of the Current Combined Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act, which profitability included amounts attributable to WAM as a division of the Advisor. With respect to WAM's profitability following its reorganization, the Board considered that any projections of WAM's profitability as a sub-advisor to the Index Funds would be uncertain, given that any projections would depend on many assumptions that would be, by their very nature, speculative. For these reasons, the Board did not consider projections regarding WAM's profitability in determining whether to approve the Sub-Advisory Agreement.

          (D) THE EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE INDEX FUNDS GROW AND WHETHER FEE LEVELS WOULD REFLECT ECONOMIES OF
     SCALE: In considering economies of scale with respect to the Index Funds, the Board took note of its comprehensive review of economies of scale during the Board's May 16, 2006 meetings at which the Board approved the continuance of the Current Combined Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the willingness of the Advisor (including through its WAM division) in recent years and on an on-going basis to review the advisory and other fees of the Munder Funds for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the Munder Funds and reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds' advisory fees) in an overall effort to reduce the Munder Funds' total operating expenses. Based on these facts, the Board concluded that there was support in this regard to approve the Sub-Advisory Agreement.

          (E) A COMPARISON OF FEE LEVELS OF THE INDEX FUNDS WITH THOSE OF COMPARABLE FUNDS: In considering the sub-advisory fees proposed for the Index Funds, the Board did not consider comparative information of the sub-advisory fees applicable to comparable funds, although the Trustees were presented with information that compared the proposed sub-advisory fees to those fees received by WAM for sub-advising other, comparative funds. The Board also took into consideration the fact that the Advisor did not propose nor anticipate proposing any changes in the current advisory fee payable to the Advisor by the Index Funds or other fees applicable to the Index Funds payable to the Advisor as a result of the Transaction, although as sub-advisor to the Index Funds, WAM would be receiving a fee that represents less than all of the fees applicable to the Index Funds payable to the Advisor. The Board also considered the fact that the Advisor, and not the Fund, would be responsible for paying the applicable sub-advisory fees. Based on this fee and expense information, the Board concluded that the current advisory fee and total fee levels of each of the Index Funds should not preclude approval of the Sub-Advisory Agreement.



          (F) BENEFITS DERIVED OR TO BE DERIVED BY WAM FROM THE RELATIONSHIP WITH THE INDEX FUNDS: In considering the benefits derived or to be derived by WAM from the relationship with the Index Funds, the Board took note of its comprehensive review of the relationship of the Advisor (including its WAM division) with the Index Funds, during the Board's May 16, 2006 meeting at which the Board approved the continuance of the Current Combined Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered WAM's representation that, beyond the fees earned by it for providing services to the Index Funds, WAM may benefit from its relationship with the Index Funds in the sense that separately managed account clients may view the additional assets under management resulting from managing the Index Funds as a positive attribute. In addition, the Board noted that WAM also may obtain increased reputational prestige from managing funds for a nationally recognized mutual fund family. Based on this information, the Board concluded that these additional benefits should not preclude approval of the Sub-Advisory Agreement.


     Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board, including by a separate vote of the Non-Interested Trustees, unanimously approved the Sub-Advisory Agreement and unanimously voted to recommend the Sub-Advisory Agreement to shareholders of the Index Funds for approval.

INFORMATION ABOUT WAM


     WAM is currently a division of the Advisor and is located at 225 E. Brown Street, Birmingham, Michigan 48009. The general partners of the Advisor are Management LLC, WAM Holdings and WAM Holdings II. WAM Holdings and WAM Holdings II are indirect, wholly-owned subsidiaries of Comerica Bank, located at 500 Woodward Avenue, 33(rd) Floor, Detroit, Michigan 48226. Comerica Bank is a wholly-owned subsidiary of Comerica, a publicly-held bank holding company located at 500 Woodward Avenue, Detroit, Michigan 48226.

     Shortly prior to the closing of the Transaction, WAM Holdings will purchase the WAM division from the Advisor and the Advisor will transfer and assign the assets and liabilities of the WAM division to WAM Holdings. It is anticipated that the WAM division will be reorganized as a newly-created entity that will do business as World Asset Management and will be an indirect, wholly-owned subsidiary of Comerica. It is also anticipated that prior to the closing of the Transaction, WAM will register with the SEC as an investment advisor under the Advisers Act.

     As of June 30, 2006, WAM had approximately $15.9 billion in indexed assets under management.

     Set forth in Exhibit C is certain information with respect to the proposed executive officers and directors of WAM following its acquisition and reorganization as an indirect, wholly-owned subsidiary of Comerica and its registration with the SEC as an investment advisor under the Advisers Act. It is anticipated that all employees of WAM immediately prior to August 3, 2006, will become employees of the newly-formed WAM subsidiary of Comerica shortly prior to the closing of the Transaction.

RELIANCE ON SECTION 15(F) OF THE 1940 ACT

     The Board has been advised that, in connection with carrying out the Transaction, parties to the Purchase Agreement intend to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment advisor to an investment company, and any of the investment advisor's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment advisor so long as two conditions are met.

     First, for a period of three years after the closing of the Transaction, at least 75% of the Board must be comprised of persons who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor advisor. The Munder Funds intend to comply with this 75% requirement with respect to the Board for the three-year period following the closing of the Transaction.

     The second condition of Section 15(f) is that, for a period of two years following the closing of the Transaction, there must not be imposed on the Munder Funds any "unfair burden" as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an advisor (including any sub-advisor), or any "interested person" of the advisor, would receive or be entitled to receive any compensation, directly or indirectly, from the Munder Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Munder Funds (other than bona fide ordinary compensation as principal underwriter for a Munder
Fund).

     Each party to the Purchase Agreement has agreed that it will not take or recommend any act that would constitute an "unfair burden," as defined above, on a Munder Fund for a period of two years following the closing of the Transaction.

SHAREHOLDER APPROVAL

     Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" entitled to vote on the Proposal, as defined in the 1940 Act, with all classes of a particular Index Fund voting together and not by class. Shareholders are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

     A "majority of the outstanding voting securities" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

                     YOUR BOARD OF TRUSTEES, INCLUDING THE
                      NON-INTERESTED TRUSTEES, UNANIMOUSLY
                      RECOMMENDS A VOTE "FOR" APPROVAL OF
                          THE SUB-ADVISORY AGREEMENT.

            PROPOSAL 3 -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

                      AMENDMENT OR ELIMINATION OF CERTAIN
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 3?


     The 1940 Act requires each of Munder Energy Fund, Munder Internet Fund, Munder Micro-Cap Equity Fund and Munder Technology Fund to adopt fundamental investment restrictions with respect to several specific types of activities, including such Fund's ability to (1) borrow money; (2) issue senior securities;
(3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and
(7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires each of these Funds to state whether it is a diversified or non-diversified fund, as those terms are defined in the 1940 Act. In addition, the 1940 Act permits each of these Funds to designate any other of its policies as a fundamental policy, as the Fund deems necessary or desirable.



     In order to modify or eliminate any of these Funds' fundamental investment restrictions, including its classification as a diversified or non-diversified fund, the 1940 Act requires that any such change be approved by a majority of the Fund's outstanding voting securities. The Board of Trustees of MST is proposing that shareholders approve revisions to certain of these Funds' fundamental investment restrictions, as described more fully in this Proxy Statement, in an effort to standardize the Funds' investment restrictions and permit the Funds the maximum investment flexibility under current law. The current fundamental investment restrictions of each of the Funds that are proposed to be revised at this Meeting are set forth in Exhibit E to this Proxy Statement.


     In early 2003, shareholders of Munder Energy Fund, Munder Internet Fund, Munder Micro-Cap Equity Fund and Munder Technology Fund were first asked to approve changes to their fundamental investment restrictions substantially similar to those changes described in this Proposal 3. However, because insufficient votes were received to achieve a quorum for these Funds, shareholders of these Funds were unable to vote on those proposals at that time. As a result, shareholders of these Funds are being given another opportunity to consider similar proposals in this Proxy Statement.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE CHANGES TO THESE FUNDS' INVESTMENT RESTRICTIONS?

     The primary purposes of the proposed modification or elimination of certain of the fundamental investment restrictions of these Funds are to increase the Funds' latitude with respect to certain investment strategies and techniques, eliminate certain investment restrictions that are no longer required by law, and make the Funds' fundamental investment restrictions more uniform. Presently, the Funds' fundamental investment restrictions limit investment strategies and result in operating inefficiencies and costs. The Munder Funds were organized at different times and under different state laws. As a result, the fundamental investment restrictions differ among the Munder Funds, and many of the Funds' investment restrictions are more prohibitive than the rules and regulations under the 1940 Act and applicable SEC guidance otherwise require.

     Some of the Funds' fundamental investment restrictions can be traced back to federal or state securities law requirements that were in effect when the Funds were organized. These restrictions have subsequently been made less restrictive or are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements are no longer in effect. As a result, these restrictions unnecessarily limit the investment strategies available to the Advisor in managing each Fund's assets. In addition, the lack of uniform standards by which the Advisor may manage the Funds leads to operating inefficiencies and increases the costs of monitoring compliance.

     Due to these and other factors, the Board of Trustees of MST recommends to Fund shareholders the approval of certain changes to these Funds' fundamental investment restrictions. The Funds' fundamental investment restrictions that are proposed to be amended, the language of each proposed revised investment restriction, and a discussion of the rationale for each suggested change is provided below.

     In general, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., those from which registered investment companies cannot deviate without shareholder authorization) are proposed to remain fundamental investment restrictions of these Funds. However, shareholders are being asked to approve amendments to these fundamental investment restrictions, as set forth in Proposals 3.A - 3.H. Investment restrictions that are currently deemed fundamental by each of these Funds, but which the 1940 Act does not require to be fundamental, are proposed to be eliminated entirely. The fundamental investment restrictions that are proposed to be eliminated entirely are addressed in Proposals 3.I - 3.K.

WHAT EFFECT WILL THE PROPOSED CHANGES TO THE FUNDS' INVESTMENT RESTRICTIONS HAVE ON THESE FUNDS?

     While Proposal 3 is intended to provide the Advisor with greater flexibility in managing each Fund's portfolio, should shareholders approve the Proposals, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in each Fund's registration statement. IMPORTANTLY, THE ADVISOR DOES NOT PRESENTLY INTEND TO ALTER THE WAY IN WHICH IT MANAGES ANY OF THESE FUNDS, NOR DOES IT BELIEVE THAT THE PROPOSED CHANGES WILL, EITHER INDIVIDUALLY OR IN THE AGGREGATE, MATERIALLY AFFECT THE INVESTMENT RISK ASSOCIATED WITH ANY OF THESE FUNDS, ALTHOUGH WITH RESPECT TO SECURITIES LENDING AND BORROWING, THE PROPOSED AMENDED INVESTMENT RESTRICTIONS WOULD PERMIT THE FUNDS TO ENGAGE IN SUCH ACTIVITIES TO A GREATER DEGREE.

     Should a Fund's shareholders not approve a Proposal to amend or eliminate a particular fundamental investment restriction, the Fund's current fundamental investment restriction, as set forth in Exhibit E, would continue to apply unchanged.

WHO IS BEARING THE EXPENSES RELATED TO THIS PROPOSAL 3?


     All mailing, proxy solicitation and tabulation expenses associated with the expense of this Proposal 3 will be borne one-half by Munder Holdings and one-half by Comerica. Each of the affected Funds will bear the portion of printing and legal expenses reasonably estimated to be attributable to this Proposal 3.

         MODIFICATION OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

                        PROPOSAL 3.A -- DIVERSIFICATION
 APPLICABLE FUNDS -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP
                  EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each of these Funds' sub-classification as a diversified or non-diversified Fund would read:

          Each Fund, except Munder Technology Fund, shall be a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Munder Technology Fund shall be a "non-diversified company" as that term is defined in the 1940 Act.

DISCUSSION OF PROPOSED MODIFICATION

     Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. As the term "diversified" is used in the 1940 Act, and as reflected in these Funds' current fundamental investment restrictions, a diversified fund may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer ("75% test"). Under the 1940 Act, a "non-diversified" fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test.

     NO CHANGE IS BEING PROPOSED TO A FUND'S DESIGNATION AS A DIVERSIFIED OR NON-DIVERSIFIED FUND. Instead, the proposed change would modify the Funds' fundamental investment restrictions regarding each Fund's sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Thus, this investment restriction will apply to each Fund the requirements of the 1940 Act, as they may be amended from time to time, without the Board or shareholders taking further action. With respect to Munder Technology Fund which is a non-diversified fund, the restriction is simplified by eliminating the particular percentage limitations applicable to it. This would be consistent with the 1940 Act, which only requires that a Fund state whether it is diversified or non-diversified.

     It is not anticipated that this change would have any effect on the operations of these Funds. These Funds would remain subject to the same limitations on their investments under the definition of "diversified" and "non-diversified" as embodied in the Funds' current fundamental policies, as well as to any additional restrictions on concentration under the 1940 Act (as discussed in Proposal 3.G) or other investment restrictions of the Funds. In addition, each of these Funds, whether diversified or non-diversified, will remain subject to the relevant diversification provisions of the Internal Revenue Code of 1986, as amended, which require that at the end of each quarter of a Fund's taxable year, with respect to 50% of the value of the Fund's total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer's outstanding voting securities.

                           PROPOSAL 3.B -- BORROWING

 APPLICABLE FUNDS -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP
                  EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding borrowing would read:

          Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DISCUSSION OF PROPOSED MODIFICATION

     Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a Fund to borrow from banks in an amount up to 33 1/3% of the Fund's assets, including the amount borrowed. A Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund's total assets. The proposed restriction would permit these Funds to borrow to the full extent permitted by the 1940 Act. Therefore, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

     The current fundamental investment restrictions on borrowing for these Funds provide, consistent with the limits imposed under the 1940 Act, that each Fund may borrow in an amount up to 5% of its total assets for temporary purposes and in an amount up to 33 1/3% of its assets to meet redemptions. If the proposed restriction is adopted, the effect will be to permit these Funds to borrow for purposes other than for temporary purposes or to meet redemption requests, which may subject these Funds to a greater degree to the risks associated with borrowing.

     To the extent that any borrowing made by a Fund involves leveraging, the Fund may be subject to the risk that if the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect on a Fund's net asset value and may increase the volatility of the Fund. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

                       PROPOSAL 3.C -- SENIOR SECURITIES

 APPLICABLE FUNDS -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP
                  EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding issuing senior securities would read:

          Each Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (1) enter into commitments to purchase securities in accordance with a Fund's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (2) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (3) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions.

DISCUSSION OF PROPOSED MODIFICATION

     The 1940 Act prohibits funds from issuing senior securities, except for borrowings where certain conditions are met. In addition, under the 1940 Act certain types of transactions entered into by a fund, including reverse repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness and, therefore, senior securities. Currently, these activities are permissible investments under the 1940 Act so long as certain collateral or coverage requirements designed to protect shareholders are met.

     Under each of these Funds' current fundamental investment restrictions, each Fund is prohibited from issuing senior securities except for borrowings and other transactions for which the proper level of asset coverage is maintained as required by the 1940 Act or SEC interpretation. The proposed amended restriction on issuing senior securities does not alter this, although it does identify some of the types of activities in which the Funds may engage that may involve the issuance of senior securities, but which are currently permissible under the 1940 Act and applicable related guidance. Thus, the proposed amended restriction does not change the current restrictions for any of these Funds, because in all cases, the Funds will continue to be subject to the limitation on borrowing and may engage in such other activities only to the extent permitted by applicable SEC interpretation. Furthermore, a Fund would not be able to engage in such activities unless its investment policies and strategies so permit.

                    PROPOSAL 3.D -- UNDERWRITING SECURITIES

 APPLICABLE FUNDS -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP
                  EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding underwriting securities would read:

          Each Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

DISCUSSION OF PROPOSED MODIFICATION

     The proposed restriction with respect to underwriting securities is substantially similar to the current restrictions for each of these Funds. However, it clarifies the meaning of the current investment restrictions and makes uniform the exception from the prohibition for all Funds.

                          PROPOSAL 3.E -- REAL ESTATE

 APPLICABLE FUNDS -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP
                  EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding investments in real estate would read:

          Each Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (1) acquire or lease office space for its own use; (2) invest in securities of issuers that invest in real estate or interests therein; (3) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (4) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

DISCUSSION OF PROPOSED MODIFICATION

     The proposed change maintains each of these Funds' general restriction on buying or selling real estate, but excepts certain real estate-related activities from the restriction. The proposed restriction would permit these Funds to acquire or lease office space for their own use, although it is not anticipated that any of the Funds will do so. The proposed restriction would also permit these Funds to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). Each of these Funds would also be able to invest in mortgage-backed securities and securities of issuers that invest in real estate interests, including real estate investment trusts, to the extent consistent with its other investment policies and strategies.

                          PROPOSAL 3.F -- MAKING LOANS

 APPLICABLE FUNDS -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP
                  EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding making loans would read:

          Each Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (1) enter into repurchase agreements; (2) lend portfolio securities; and (3) acquire debt securities without being deemed to be making a loan.

DISCUSSION OF PROPOSED MODIFICATION

     The proposed change permits these Funds to engage in securities lending to the extent permitted by the 1940 Act and by then-current SEC policy. The staff of the SEC currently limits loans of a Fund's securities to one-third of the Fund's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. These Funds' current restrictions are consistent with this limitation and, in some cases, are set lower than the maximum allowed under the 1940 Act. Should the SEC staff modify the requirements governing a fund's loan of its securities in the future, under the proposed restriction, each Fund would be able to take advantage of that increased flexibility without requiring further shareholder action.

     This Proposal would result in a change to the fundamental investment restrictions of these Funds to increase the amount of their total assets available for lending from 25% to 33 1/3%. In addition, each of these Funds has been subject to a non-fundamental policy limiting securities lending to no more than 25% of a Fund's assets. In light of this amendment, the non-fundamental policy would be eliminated, which would allow a Fund to loan up to 33 1/3% of its assets. Therefore, each of these Funds could be subject to a greater extent to the risks associated with securities lending. These risks include the possibility of loss to a Fund due to (1) the inability of the borrower to return the securities; (2) a delay in recovery of the securities; or (3) loss of rights in the collateral should the borrower fail financially.

                  PROPOSAL 3.G -- CONCENTRATION OF INVESTMENTS

 APPLICABLE FUNDS -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP
                  EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding concentration of investments would read:

          Each Fund, except those Funds noted below, may not "concentrate" its investments in a particular industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (1) this limitation will not apply to a Fund's investments in: (a) securities of other investment companies; (b) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (c) repurchase agreements (collateralized by the instruments described in clause (b); (2) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (3) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


          Each of the following Funds will concentrate its investments in the particular industry described:


               (i) the Munder Internet Fund may concentrate in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses;

               (ii) the Munder Technology Fund may concentrate in securities of companies that are primarily engaged in the technology-related businesses; and

               (iii) the Munder Energy Fund may concentrate in securities of companies that are primarily engaged in energy-related businesses.


DISCUSSION OF PROPOSED MODIFICATION


     Munder Micro-Cap Equity Fund currently has, and will continue to have, a fundamental investment restriction that prohibits that Fund from concentrating its investments in any one industry. The remaining three Funds will continue to be permitted to concentrate their assets in their respective industries, as described above. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of more than 25% of a fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds' current fundamental restrictions are consistent with this interpretation. Nevertheless, the proposed change would permit investment in an industry up to the most recently prescribed limits under the 1940 Act and accompanying SEC interpretations. The proposed change also provides a uniform list of exceptions from the restrictions.

     For purposes of determining each Fund's concentration in a particular industry, the Fund does not look through the investments of an underlying investment company for purposes of applying its concentration limitation, unless
(1) the underlying investment company is an affiliated person of the Fund such that the Fund may reasonably expect to have access to the portfolio holdings of the underlying investment company, or (2) in the case of a unaffiliated underlying investment company, the underlying investment company itself has a policy to concentrate in a particular industry (e.g., a biotechnology fund).


                          PROPOSAL 3.H -- COMMODITIES

 APPLICABLE FUNDS -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP
                  EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, each Fund's fundamental investment restriction regarding investments in commodities would read:

          Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DISCUSSION OF PROPOSED MODIFICATION

     The current fundamental investment restrictions prohibit these Funds from investing in commodities or commodity contracts, but except certain financial instruments, such as futures contracts and options on futures contracts, which under some interpretations may be deemed commodities. Consistent with the requirement of the 1940 Act, the proposed restriction prohibits only the purchase of physical commodities; it does not limit Funds' purchase or sale of derivatives that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, options, futures contracts and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts in the context of the proposed restriction. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. The proposed restriction also permits each Fund to enter into foreign currency transactions, in accordance with its investment objective and strategies.

     While several of these Funds may already invest in derivatives, the proposed restriction may expand the types of derivatives in which those

Funds may invest and may allow Funds that could not previously invest in derivatives to invest in derivatives for the first time, if such investments are otherwise in accordance with the Fund's investment objective and strategies. To the extent a Fund invests in these derivative instruments, it will be exposed to additional risks and transaction costs. Risks of derivative instruments include:
(1) the risk that interest rates, securities prices and currency markets will not move in the direction that a Fund's portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited);
(6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

     However, notwithstanding the above, it is not currently proposed that any of these Funds' investment policies be changed to permit additional derivatives investments. Without such a change, each Fund will continue to be subject to the limitations currently in effect in each Fund's prospectus or statement of additional information.

    ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

       PROPOSAL 3.I -- PLEDGING, MORTGAGING AND HYPOTHECATING FUND ASSETS

 APPLICABLE FUNDS -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP
                  EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

PROPOSAL

     It is proposed that the fundamental investment restriction on pledging, mortgaging and hypothecating a Fund's assets be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION


     The restriction on pledging, mortgaging and hypothecating a Fund's assets was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds' fundamental investment restrictions. The Funds' current limits on pledging may conflict with each Fund's ability to borrow money to meet redemption requests or for temporary purposes. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Funds' current restrictions, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Funds may borrow in these situations. Although the Funds currently plan to engage only in pledging in connection with borrowing money for redemptions or temporary purposes, pledging assets could decrease the Funds' ability to liquidate assets. If the Funds pledged a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Funds' current borrowing limits would remain consistent with limits prescribed under the 1940 Act, as more fully described in Proposal 3.B above.

                    PROPOSAL 3.J -- INVESTMENTS FOR CONTROL

 APPLICABLE FUNDS -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP
                  EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

PROPOSAL


     It is proposed that the fundamental investment restriction on investments made for purposes of exercising control over, or management of, an issuer be eliminated in its entirety.


REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION


     The investment restriction on investing in a security for the purpose of obtaining or exercising control over, or management of, an issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds' investment restrictions. There are no current expectations that the Funds will invest for the purpose of obtaining or exercising control over, or management of, an issuer.


              PROPOSAL 3.K -- MARGIN ACTIVITIES AND SHORT SELLING

 APPLICABLE FUNDS -- MUNDER ENERGY FUND, MUNDER INTERNET FUND, MUNDER MICRO-CAP
                  EQUITY FUND AND MUNDER TECHNOLOGY FUND ONLY

PROPOSAL

     It is proposed that the fundamental investment restriction on margin activities and selling securities short be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION


     The fundamental investment restriction on margin activities and selling securities short was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds' fundamental investment restrictions. There are no current expectations that the Funds will engage in such activities, except that the Funds may still engage in activities that are exceptions to the Funds' current fundamental investment restrictions, such as the use of short-term credits necessary for the clearance of purchases and sales of portfolio securities.


     The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, see Proposal 3.B. The risks associated with short selling include the risk that a Fund will be required to acquire, convert or exchange securities to replace borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. Losses from short sales can theoretically be unlimited, although under the 1940 Act, a fund is required to "cover" its exposure under any short position.



                                     * * *


SHAREHOLDER APPROVAL

     Approval of Proposals 3.A through 3.K each require the affirmative vote of a "majority of the outstanding voting securities" entitled to vote on the Proposal, as defined in the 1940 Act, with all classes of a particular Fund voting together and not by class. Shareholders are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

     A "majority of the outstanding voting securities" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

   YOUR BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY
              RECOMMENDS A VOTE "FOR" APPROVAL OF THESE PROPOSALS.


                         PROPOSAL 4 -- ALL MUNDER FUNDS



                 APPROVAL OF A MANAGER OF MANAGERS ARRANGEMENT



     Shareholders are being asked to approve a so-called "manager of managers" arrangement that would permit the Munder Funds and the Advisor to enter into, and materially amend, sub-advisory agreements with any sub-advisors retained by the Advisor and the Munder Funds to manage the Munder Funds without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the affected Munder Fund. The Board, including the Non-Interested Trustees, has approved the use of a manager of managers arrangement, and any such arrangement utilized by the Munder Funds would be subject to Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the Non-Interested Trustees). This Proposal 4 cannot be implemented unless shareholders also approve Proposal 1.



     If shareholders of a Munder Fund approve Proposal 1 and this Proposal 4, that Fund would be able to implement a manager of managers arrangement in the event that either (1) the SEC adopts proposed Rule 15a-5 under the 1940 Act ("Proposed Rule") or (2) the Munder Funds apply for and are granted an SEC exemptive order. In either case, no further shareholder vote would be required either to approve a sub-advisory agreement entered into by the Munder Funds or to amend materially any such sub-advisory agreement, subject to the conditions in the Proposed Rule or the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board (including a majority of the Non-Interested Trustees). In view of the fact that
(1) manager of manager exemptive orders are typically subject to the condition that shareholders of a fund approve a manager of managers arrangement prior to reliance on the exemptive order and (2) it is likely that the final version of the Proposed Rule will also contain such a requirement, the Board has determined to ask shareholders to approve a manager of managers arrangement for the Munder Funds in conjunction with the solicitation of shareholder approval of each of the other proposals in this Proxy Statement. This approach is expected to save the Munder Funds the cost of seeking shareholder approval of a manager of managers arrangement following the adoption of the Proposed Rule or the issuance of a relevant exemptive order.



HOW WOULD A MANAGER OF MANAGERS ARRANGEMENT BENEFIT THE MUNDER FUNDS?



     The Board believes that it is in the best interests of each shareholder to provide the Advisor and the Board with increased flexibility to recommend, supervise, evaluate, and change sub-advisors without incurring the significant delay and expense associated with obtaining prior shareholder approval.

     Currently, the Munder Funds must call and hold a shareholder meeting of an affected Munder Fund before it appoints a sub-advisor or materially amends a sub-advisory agreement. Additionally, the Munder Funds must seek shareholder approval of a new sub-advisory agreement if a sub-advisor undergoes a change of control, even if there will be no change in the persons managing the Munder Funds. Each time a shareholder meeting is called, the Munder Funds must create and distribute proxy materials and solicit proxy votes from the affected Munder Fund's shareholders. This process is time-consuming and costly, and such costs are generally borne by the affected Munder Fund, thereby reducing shareholders' investment returns. It is anticipated that a manager of managers arrangement will permit the Munder Funds to operate more efficiently and cost-effectively.



     If the New Combined Advisory Agreement is approved by shareholders of a Munder Fund in Proposal 1, the Advisor will have ultimate responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement and will monitor compliance of each sub-advisor with the investment objectives, strategies, policies, limitations and restrictions of the Munder Fund under the management of such sub-advisor, and review and report to the Board on the performance of the sub-advisor. If shareholders of a Munder Fund approve the New Combined Advisory Agreement in Proposal 1, the Munder Fund shareholders are effectively hiring the Advisor to manage the assets of the Munder Fund, either directly or indirectly through the retention of a sub-advisor who manages the Munder Fund's assets under the Advisor's supervision. Accordingly, the Board believes that shareholders approving the New Combined Advisory Agreement expect that the Advisor and the Board will take responsibility for (1) overseeing any sub-advisors engaged by the Advisor and applicable Munder Fund and (2) recommending whether a particular sub-advisor should be hired, terminated, or replaced.



     If shareholders approve this Proposal, the Board will continue to oversee the selection and engagement of sub-advisors for the Munder Funds. Further, the Board, including a majority of the Non-Interested Trustees, will continue to evaluate and consider for approval all new sub-advisory agreements and all amendments to existing agreements. Finally, under the 1940 Act and the terms of the individual sub-advisory agreements, the Board, including a majority of Non-Interested Trustees, will continue to be required to review and consider each of the sub-advisory agreements for renewal annually, after the expiration of the initial term. Prior to entering into, renewing, or amending a sub-advisory agreement, the Advisor and the relevant sub-advisor will continue to have a legal duty to provide the Board with information on factors pertinent to the Board's decision regarding those advisory arrangements.



     If shareholders of a Munder Fund do not approve this Proposal 4, the Munder Fund will continue to be required to solicit shareholder approval of new or materially amended sub-advisory agreements.



WHAT EFFECT WILL THIS PROPOSAL HAVE ON THE ADVISORY FEES PAID BY THE MUNDER FUNDS TO THE ADVISOR OR THE QUALITY OF ADVISORY SERVICES THE MUNDER FUNDS RECEIVE?



     This Proposal does not affect the amount of investment advisory fees paid by the Munder Funds to the Advisor. When entering into and amending sub-advisory agreements, the Advisor will negotiate fees paid to the sub-advisors for their services. The fees paid to the Advisor by the Munder Funds are considered by the Board in approving and renewing advisory and sub-advisory agreements.



     Under Proposal 4, shareholder approval will continue to be required before the total fees paid by a Munder Fund to the Advisor and/or any sub-advisors are increased. Further, whether or not shareholders approve this Proposal 4, the Advisor will continue to be required to provide the same level of management and administrative services to the Munder Funds as it currently provides, in accordance with the Current Advisory Agreements and other agreements, including the New Combined Advisory Agreement if approved by shareholders in Proposal 1.



WHAT ARE THE CONDITIONS FOR ESTABLISHING A MANAGER OF MANAGERS ARRANGEMENT?



     Currently, the only means for establishing a manager of managers arrangement is by filing an application with the SEC requesting an exemptive order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including any sub-advisory agreements, and approve any material amendment to such agreements. Although there can be no assurance, the Advisor and the Munder Funds expect that the SEC would grant exemptive relief if requested. As of the date of this Proxy Statement, the Advisor and the Munder Funds have not yet filed a request for such exemptive relief, but may do so in the future.



     If shareholders of a Munder Fund approve Proposal 1 as well as this Proposal 4, and the appropriate exemptive relief were obtained, the Advisor and the Munder Fund would be authorized to (1) engage new or additional sub-advisors; (2) enter into and modify existing investment sub-advisory agreements; and (3) terminate and replace sub-advisors without obtaining further approval of the Munder Fund's shareholders, provided that (a) the sub-advisor is not an "affiliated person" of the Advisor or the Munder Fund, other than by reason of serving as a sub-advisor to the Munder Fund, and (b) that the Board has approved the new or amended sub-advisory agreement.



     Similarly, if the SEC adopts the Proposed Rule, in the form proposed on October 23, 2003, it would grant relief similar to the relief that the Advisor and the Munder Funds would seek in a request for an SEC exemptive order. If the SEC adopts the Proposed Rule before, or in lieu of, any requested SEC exemptive order, the Advisor and the Munder Funds would comply with the Rule's terms and conditions.



     Under the terms of any SEC exemptive order, if applied for and granted, and the Proposed Rule in its current form, the Advisor and the Munder Funds would be subject to several conditions imposed by the SEC. For example, within 90 days of a change to a Munder Fund's sub-advisory agreement, the Munder Fund will be required to provide its shareholders with an information statement containing information about the sub-advisor and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. For a complete list of the terms and conditions of the Proposed Rule and the likely conditions to be imposed if the Fund seeks exemptive relief from the SEC, please refer to Exhibit H.



     There is no guarantee that the SEC will grant any proposed exemptive order, if requested, even if Proposal 4 is approved by the shareholders of a Munder Fund, nor is there any guarantee that the SEC will adopt the Proposed Rule. Furthermore, any exemptive order from the SEC or final rule issued by the SEC may differ from general terms and conditions described in Exhibit H hereto. By approving Proposal 4, shareholders of the Munder Funds are approving the operation of the manager of managers arrangement under any such terms or conditions, unless such terms or conditions differ materially from those provided in Exhibit H, in which case the Funds undertake to re-solicit shareholder approval of those new provisions.



WHO IS BEARING THE EXPENSES RELATED TO THIS PROPOSAL 4?



     All mailing, proxy solicitation and tabulation expenses associated with the expense of Proposal 4 will be borne one-half by Munder Holdings and one-half by Comerica. The Munder Funds will bear the portion of printing and legal expenses reasonably estimated to be attributable to this Proposal 4.



SHAREHOLDER APPROVAL



     Approval of Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of each Munder Fund entitled to vote on the Proposal, as defined in the 1940 Act, with all classes of a particular Munder Fund voting together and not by class. Shareholders are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.



     A "majority of the outstanding voting securities" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.



     YOUR BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                   GENERAL INFORMATION ABOUT THE MUNDER FUNDS

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

     Set forth below is a description of the current service providers of the Munder Funds. Except as otherwise disclosed in the Proposals, there are no anticipated changes in the fees payable to these service providers as a result of or in connection with any of the Proposals or the closing of the Transaction.

ADVISOR AND WAM

     The Advisor (Munder Capital Management), located at 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of each Munder Fund. As a result of the expected change in control of the Advisor, in accordance with Proposal 1, shareholders of the Munder Funds are being asked to approve a New Combined Advisory Agreement. WAM, located at 225 E. Brown Street, Birmingham, Michigan 48009, is responsible for managing the Index Funds (Munder Index 500 Fund, Munder S&P(R) MidCap Index Equity Fund and Munder S&P(R) SmallCap Index Equity Fund). The Transaction pursuant to which there will be a change of control of the Advisor also calls for WAM to be reorganized as an indirect, wholly-owned subsidiary of Comerica and a separately registered investment advisor prior to the closing of the Transaction. In accordance with Proposal 2, shareholders of the Index Funds are being asked to approve a new Sub-Advisory Agreement among the Advisor, WAM and MST (on behalf of the Index Funds).

     Set forth in Exhibit C is certain information with respect to (1) the executive officers and general partners of the Advisor as of August 3, 2006 and executive officers and directors of the Advisor expected to serve in those capacities following the closing of the Transaction, and (2) the proposed executive officers and directors of WAM following its reorganization and restructuring as an indirect, wholly-owned subsidiary of Comerica.

ADMINISTRATOR, SUB-ADMINISTRATOR, DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT


     Munder Capital Management serves as the administrator to each Munder Fund. Funds Distributor, Inc., located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110 serves as the distributor of the Munder Funds, except @Vantage, which does not have a distributor. State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111 serves as the sub-administrator and custodian to each Munder Fund. PFPC Inc., located at 4400 Computer Drive, Westborough,

Massachusetts 01581 serves as each Munder Fund's transfer agent and dividend disbursing agent.


     Exhibit D sets forth fees paid by the Munder Funds to the Advisor in its capacity as administrator during the Munder Funds' most recent fiscal year.

INDEPENDENT AUDITORS


     Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116 serves as independent registered public accounting firm for the Munder Funds.


                     EXECUTIVE OFFICERS OF THE MUNDER FUNDS

     Officers of the Munder Funds are elected annually by the Board to oversee the day-to-day activities of each of the Munder Funds. Information as of July 31, 2006 about the executive officers of the Munder Funds, including their principal occupations during the past five years, is set forth in Exhibit F. Each of these officers is also an officer and/or employee of the Advisor. None of these officers receives any compensation from the Munder Funds.

                                 OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                  SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

     MST and @Vantage do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by MST or @Vantage, as applicable, at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting or to otherwise be considered for presentation at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Munder Funds at 480 Pierce Street, Birmingham, Michigan 48009.

                               VOTING INFORMATION

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Munder Funds on or about September 11, 2006. Only shareholders of record as of the close of business on the Record Date, September 1, 2006, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. If no instructions are given by a shareholder on the proxy card but the proxy card is properly executed and/or voted by the shareholder, such proxy will be voted "FOR" each Proposal and "FOR" any other matters deemed appropriate. Alternatively, shareholders who are named as the record owners of their shares may vote their shares in person at the Meeting. Beneficial owners of shares held through brokers or nominees, however, will not be able to vote in person at the Meeting.


     Once a proxy has been submitted to the Munder Funds, it may be revoked on or before the Meeting: (1) by submitting to the Munder Funds a subsequently dated proxy, (2) by delivering to the Secretary of the Munder Funds at the address on the cover of this Proxy Statement a written notice of revocation, or
(3) if the shareholder is a record owner, by attending the Meeting and casting a vote either in person or by proxy. If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still execute and submit the proxy form included with this Proxy Statement or, if the shareholder is a record owner, attend the Meeting and vote in person.


     Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, "FOR" approval of the Proposals contemplated thereby.

QUORUM


     The presence in person or by proxy of the holders of record of one-third of the outstanding shares of @Vantage will constitute a quorum at the Meeting for purposes of Proposals 1 and 4. The presence in person or by proxy of the holders of record of one-third of the outstanding shares of each affected Fund will constitute a quorum at the Meeting for purposes of Proposals 1, 2, 3 and 4 permitting action to be taken on those Proposals with respect to that Fund.

VOTING REQUIREMENT

     Each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" entitled to vote on the Proposal, which for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

                  EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

     For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against each Proposal. However, broker non-votes will be excluded from any vote to adjourn the Meeting with respect to each Proposal, in accordance with the By-laws of MST and @Vantage and, accordingly, will not affect the outcome of an adjournment vote.

                                  ADJOURNMENTS

     In the event that sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment with respect to any Proposal which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal which they are required to vote against that Proposal. For each affected Munder Fund, the vote required to adjourn the Meeting with respect to each Proposal is a majority of its respective shares represented at the Meeting, either in person or by proxy.

     In determining whether to adjourn the Meeting with respect to a Proposal, the following factors may be considered: the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation.

                               PROXY SOLICITATION


     Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Advisor and its affiliates or by proxy soliciting firms retained by the Munder Funds. The Munder Funds have retained The Altman Group ("Altman") to provide proxy solicitation services in connection with the Meeting at an estimated cost of $36,000, plus additional expenses associated with contacting shareholders who do not vote, which are estimated at $1,375,000. In addition, the Munder Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne one-half by Munder Holdings and one-half by Comerica.


     As the meeting date approaches, shareholders of the Munder Funds may receive a call from a representative of the Advisor or Altman if the Munder Funds have not yet received their vote. Authorization to permit the Advisor or Altman to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Munder Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the Advisor or Altman representative is required to ask the shareholder for the shareholder's full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Proxy Statement in the mail.

     If the shareholder information solicited agrees with the information provided to the Advisor or Altman by the Munder Funds, the Advisor or Altman representative has the responsibility to explain the process and ask for the shareholder's instructions. The Advisor or Altman representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Advisor or Altman will record the shareholder's instructions. Within 72 hours, the Advisor or Altman will send the shareholder a letter that confirms the shareholder's vote and asks the shareholder to call the Advisor or Altman immediately if the shareholder's instructions are not correctly reflected in the confirmation.

                               SHARE INFORMATION

     The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:


NAME OF MUNDER FUND                    NUMBER OF SHARES OUTSTANDING
-------------------                    ----------------------------
MUNDER SERIES TRUST
Institutional Money Market Fund              1,335,799,528.810
Liquidity Money Market Fund                    127,816,909.210
Munder Asset Allocation Fund --
  Balanced                                      10,707,389.118
Munder Bond Fund                                 7,818,749.662
Munder Cash Investment Fund                    791,556,399.423
Munder Energy Fund                               6,743,189.002
Munder Index 500 Fund                           30,674,961.148
Munder Intermediate Bond Fund                   35,157,708.839
Munder International Bond Fund                   6,064,159.204
Munder International Equity Fund                10,351,488.213
Munder Internet Fund                            29,997,697.437
Munder Large-Cap Core Growth Fund                8,319,560.316
Munder Large-Cap Value Fund                      7,089,076.109
Munder Micro-Cap Equity Fund                    12,844,368.294
Munder Mid-Cap Core Growth Fund                 98,599,974.002
Munder Real Estate Equity Investment
  Fund                                           3,288,891.291
Munder Small-Cap Value Fund                     40,856,571.524
Munder Small-Mid Cap Fund                        2,220,471.802
Munder S&P(R) MidCap Index Equity
  Fund                                           7,584,038.946
Munder S&P(R) SmallCap Index Equity
  Fund                                           7,306,156.255
Munder Tax-Free Money Market Fund              174,314,192.310
Munder Tax-Free Short & Intermediate
  Bond Fund                                     13,521,154.868
Munder Technology Fund                          33,599,744.843

THE MUNDER @VANTAGE FUND                         2,328,698.240

                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

     As of July 31, 2006, each of the Trustees and executive officers of the Munder Funds beneficially owned individually, and collectively as a group, less than 1% of the outstanding shares of each class of each Munder Fund, except as follows:


FUND/NAME                              AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP*   PERCENT OF CLASS
-------------------                    ---------------------   ----------------
INTERNET FUND -- CLASS Y
John Rakolta, Jr.                           $  555,307              10.29%
INTERNET FUND -- CLASS Y
Trustees and Executive Officers
  collectively as a group                   $  632,436              11.72%
LARGE-CAP VALUE FUND -- CLASS Y
John S. Adams                               $1,454,225               2.48%
LARGE-CAP VALUE FUND -- CLASS Y
Trustees and Executive Officers
  collectively as a group                   $1,475,285               2.52%
TAX-FREE MONEY MARKET FUND -- CLASS A
Michael T. Monahan                          $2,169,073               2.48%
TAX-FREE MONEY MARKET FUND -- CLASS A
Trustees and Executive Officers
  collectively as a group                   $2,169,073               2.48%


------------------------------------

* Each beneficial owner holds sole voting and investment power with respect to all amounts shown, except that the ownership of Class Y shares of the Munder Large-Cap Value Fund reported for Mr. Adams includes an investment of $137,732 held by his wife over which Mr. Adams has no voting or investment power, four investments of $194,203 each held as trustee for four of Mr. Adams' siblings, and one investment of $100,871 held as trustee for another of Mr. Adams' siblings. With respect to each of the accounts for which Mr. Adams serves as trustee, he has shared voting and investment power.

     For a list of persons or entities that, as of September 1, 2006, owned of record or were known by the Munder Funds to own beneficially 5% or more of any class of the Munder Funds' shares, please refer to Exhibit G.


     As of September 1, 2006, except as set forth in the table below, Comerica Bank (1) held of record less than 1% of the outstanding shares of each Munder Fund as agent or trustee for its customers, and (2) had investment and/or voting power with respect to less than 1% of the outstanding shares of each Munder Fund. The Munder Funds have been advised by Comerica Bank that it intends to exercise its discretion to vote all shares over which it has voting power in a manner consistent with its fiduciary responsibilities. Comerica Bank has also advised the Munder Funds that it intends to vote all shares over which it has voting power, including as agent or trustee for its customers, in favor of each Proposal.



                                    RECORD OWNERSHIP      INVESTMENT/VOTING
                                   (AS A PERCENTAGE OF       POWER (AS A
                                    TOTAL OUTSTANDING    PERCENTAGE OF TOTAL
NAME OF MUNDER FUND                      SHARES)         OUTSTANDING SHARES)
-------------------                -------------------   -------------------
Institutional Money Market Fund          69.78%                24.42%
Munder Asset Allocation Fund-
  Balanced                                7.51%                 7.30%
Munder Bond Fund                         47.67%                43.81%
Munder Cash Investment Fund              71.96%                55.98%
Munder Index 500 Fund                    13.58%                12.61%
Munder Intermediate Bond Fund            92.06%                90.59%
Munder International Bond Fund           89.02%                89.02%
Munder International Equity Fund         83.01%                76.57%
Munder Large-Cap Core Growth Fund        67.96%                66.75%
Munder Large-Cap Value Fund              42.97%                41.80%
Munder Micro-Cap Equity Fund              4.28%                 3.84%
Munder Mid-Cap Core Growth Fund           5.68%                 5.49%
Munder Real Estate Equity
  Investment Fund                        65.26%                61.89%
Munder S&P(R) MidCap Index Equity
  Fund                                   66.79%                62.64%
Munder S&P(R) SmallCap Index
  Equity Fund                            91.27%                89.21%
Munder Small-Cap Value Fund               7.53%                 7.16%
Munder Small-Mid Cap Fund                16.61%                14.32%
Munder Tax-Free Money Market Fund        62.85%                42.76%
Munder Tax-Free Short &
  Intermediate Bond Fund                 86.44%                81.47%

     PFPC Trust Company, the trustee/custodian for certain Munder
Funds-sponsored retirement accounts, has also advised the Munder Funds that it intends to vote shares of each Munder Fund held in such accounts that have not been voted in the same proportion as all other shares of such Fund that have been voted.

                                   EXHIBIT A

                    FORM OF NEW COMBINED ADVISORY AGREEMENT
                                     AMONG
                        MUNDER CAPITAL MANAGEMENT, LLC,
                             MUNDER SERIES TRUST[,]
                            [MUNDER SERIES TRUST II]
                                      AND
                            THE MUNDER @VANTAGE FUND


     [NOTE: IF SHAREHOLDERS OF THE MUNDER HEALTHCARE FUND APPROVE THE REORGANIZATION AND REDOMICILIATION OF THE MUNDER HEALTHCARE FUND INTO A SERIES OF MUNDER SERIES TRUST, REFERENCES TO MUNDER SERIES TRUST II WILL BE REMOVED AND CONFORMING AMENDMENTS MADE.]


     AGREEMENT, made this           day of           , 2006, among Munder Series
Trust ("MST"), on behalf of each of its series, [Munder Series Trust II ("MST II"), on behalf of each of its series,] The Munder @Vantage Fund ("@Vantage"), and Munder Capital Management, LLC ("Advisor"), a Delaware limited liability company.

     WHEREAS, MST is a Delaware statutory trust authorized to issue shares in series[, MST II is a Massachusetts business trust authorized to issues shares in series,] and @Vantage is a Delaware statutory trust and the series of MST set forth in Schedule A, as may be amended from time to time, [the series of MST II set forth in Schedule A, as may be amended from time to time,] and @Vantage are each referred to herein as a "Fund" and, collectively, as the "Funds";

     WHEREAS, MST [is/and MST II are each] registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, @Vantage is registered as a closed-end management investment company under the 1940 Act;

     WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, MST [and MST II] entered into a Combined Investment Advisory Agreement with the Advisor dated June 13, 2003 ("2003 Agreement");


     WHEREAS, @Vantage entered into an Investment Advisory Agreement with the Advisor dated August 17, 2000, as amended ("@Vantage Agreement");

     WHEREAS, prior to the termination of the 2003 Agreement and the @Vantage Agreement, the Boards of Trustees of MST[, MST II] and @Vantage and shareholders of each Fund approved this Agreement to become effective following the effectiveness of the change of control of the Advisor; and

     WHEREAS, the 2003 Agreement and the @Vantage Agreement terminated
automatically on           , 2006 as a result of a change of control of the
Advisor;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among MST, [MST II,] @Vantage and the Advisor as follows:

1.  APPOINTMENT

     (a) MST[, MST II] and @Vantage hereby appoint the Advisor to act as investment adviser to the Funds for the periods and on the terms set forth herein. The Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Schedule B hereto.

     (b) In the event that MST[, MST II] or @Vantage establishes one or more series other than the Funds listed on Schedule A attached hereto, with respect to which it desires to retain the Advisor to act as investment adviser hereunder, it shall notify the Advisor in writing. If the Advisor is willing to render such services under this Agreement, it shall notify MST[, MST II] or @Vantage, as applicable, in writing whereupon such series shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds named herein except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Advisor) are modified with respect to such Fund in writing by MST[, MST II] or @Vantage, as applicable, and the Advisor at that time.

2.  SERVICES AS INVESTMENT ADVISER

     Subject to the general supervision and oversight of the Boards of Trustees of MST[, MST II] and @Vantage (collectively, the "Board"), the Advisor:

     (a) will have overall supervisory responsibility for the general management and investment of each Fund's assets and will provide a program of continuous investment management for each Fund in accordance with each Fund's investment objective and policies as stated in each Fund's prospectus and statement of additional information filed with the Securities and Exchange Commission ("SEC"), as they may be amended from time to time (each a "Prospectus" and, together, the "Prospectuses");

     (b) subject to the approval of the Board, may enter into an agreement with one or more sub-advisors (each a "Sub-Advisor") pursuant to which each Sub-Advisor shall furnish the investment advisory services specified therein in connection with the management of one or more of the Funds as specified therein (each a "Sub-Advisory Agreement" and, collectively, the "Sub-Advisory Agreements"); provided, that any Sub-Advisory Agreement with a Sub-Advisor shall be in compliance with, and approved as required by, the 1940 Act or the rules or regulations thereunder or in accordance with exemptive relief granted by the SEC under the 1940 Act. The Advisor will continue to have ultimate responsibility for all investment advisory services furnished pursuant to any Sub-Advisory Agreement. The Advisor shall be solely responsible for compensating any Sub-Advisor for performing any of the duties and obligations delegated to such Sub-Advisor, provided that the Advisor may request that MST[, MST II] and @Vantage directly pay to the Sub-Advisor the portion of the Advisor's compensation that the Advisor is obligated to pay to the Sub-Advisor. If MST[, MST II] and @Vantage agree to such request, the compensation MST[, MST II] and @Vantage pay to the Advisor shall be reduced by amounts paid directly to any Sub-Advisor. In the event that any Sub-Advisor appointed hereunder is terminated, the Advisor may provide investment advisory services pursuant to this Agreement through its own employees or through another Sub-Advisor as approved by MST[, MST II] and @Vantage.

     (c) will, or will cause the appropriate Sub-Advisor(s) to, invest and reinvest the assets of the Funds by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Funds may purchase, sell, enter into or use;

     (d) will, or will cause the appropriate Sub-Advisor(s) to, determine the portions of each Fund's portfolio to be invested in securities or other assets and uninvested or in cash equivalents;

     (e) will, or will cause the appropriate Sub-Advisor(s) to, oversee the placement of purchase and sale orders on behalf of the Funds;

     (f) will, or will cause the appropriate Sub-Advisor(s) to, employ professional portfolio managers and securities analysts to provide research services to the Funds;

     (g) will, or will cause the appropriate Sub-Advisor(s) to, vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested in a manner that complies with the Funds' proxy voting policies and procedures and, in the good faith judgment of the Advisor, best serves the interests of each Fund's shareholders; maintain records of all proxies voted on behalf of the Funds; and provide information to MST[, MST II] or @Vantage or their designated agents in a manner that is sufficiently complete and timely to ensure compliance by MST[, MST II] and @Vantage with their filing obligations under Rule 30b1-4 of the 1940 Act;

     (h) will, or will cause the appropriate Sub-Advisor(s) to, maintain books and records with respect to each Fund's securities transactions;


     (i) will, and will cause each Sub-Advisor to, provide periodic and special reports to the Board, as requested;


     (j) to the extent reasonably requested by the officers of the Funds, will, and will cause each Sub-Advisor to, cooperate with and provide reasonable assistance to other service providers engaged by MST[, MST II] or @Vantage by:
(1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Funds, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information; and

     (k) will monitor compliance of each Sub-Advisor with the investment objectives, strategies, policies, limitations and restrictions of any Fund under the management of such Sub-Advisor, and review and report to the applicable Board on the performance of each such Sub-Advisor.

     In providing those services, the Advisor will provide the Funds with ongoing research, analysis, advice and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Advisor will furnish the Funds with whatever statistical information the Funds may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

     The Advisor further agrees that, in performing its duties hereunder, it will, and that any Sub-Advisory Agreements it enters into with any Sub-Advisor shall require that the Sub-Advisor will:


     (a) comply in all material respects with (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (2) the rules and regulations of the Commodities Futures Trading Commission, (3) the

Internal Revenue Code of 1986, as amended ("Code"), (4) the investment objectives, strategies, policies, limitations and restrictions of each Fund as described in the Prospectuses, and (5) all other applicable federal and state law and regulations, and with any applicable procedures adopted by the Board;

     (b) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

     (c) maintain books and records with respect to each Fund's securities transactions, render to the Board such periodic and special reports as the Board may reasonably request, and keep the Board informed of developments materially affecting each Fund's portfolio;

     (d) make available to the Board, Chief Compliance Officers of MST[, MST II] and @Vantage (each the "CCO") and the Funds' administrator, promptly upon their request, such copies of its investment records and ledgers with respect to each Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board, the Advisor will complete periodic or special questionnaires and furnish to the Board such periodic and special reports regarding each Fund and the Advisor. In addition, the Advisor will furnish to the Board and, subject to compliance with the Funds' applicable policies regarding disclosure of portfolio holdings, third-party data reporting services all currently available standardized performance information and other customary data;

     (e) make available to the Board at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Board and the Advisor, by telephone, in order to review the investment policies, performance and other matters relating to the management of the Funds;

     (f) make available to the Funds' administrator and, as appropriate, MST[, MST II] or @Vantage, promptly upon its request, such copies of its investment records and ledgers with respect to the Funds as may be required to assist the administrator and MST[, MST II] and @Vantage in their compliance with applicable laws and regulations. The Advisor will furnish the Board with such periodic and special reports regarding the Funds as it may reasonably request;

     (g) use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Advisor seek to obtain any such information, in providing investment advice to each Fund;

     (h) immediately notify MST, [MST II,] @Vantage and the Board in the event that the Advisor or any of its affiliates becomes aware that the Advisor: (1) is subject to a statutory disqualification that prevents the Advisor from serving as investment adviser pursuant to this Agreement; (2) fail to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Advisor is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (4) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of MST[, MST II] or @Vantage. The Advisor further agrees to notify MST[, MST II] and @Vantage immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in any Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Advisor will promptly notify MST, [MST II,] @Vantage and the Board if its chief executive officer or any member of the portfolio management team for any Fund changes or there is otherwise an actual change in control or management of the Advisor;

     (i) not disclose information regarding Fund characteristics, trading history, portfolio holdings or any other related information to any third party, except in compliance with the Funds' policies on disclosure of portfolio holdings;

     (j) provide MST, [MST II,] @Vantage or the Board with such information and assurances (including certifications and sub-certifications) as MST, [MST II,] @Vantage or the Board may reasonably request from time to time in order to assist MST, [MST II,] @Vantage or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Funds' Form N-CSRs and Form N-Qs;

     (k) assist as requested in determining the fair value of portfolio securities when market quotations are not readily available (including making knowledgeable personnel of the Advisor available for discussions with the Board and/or any fair valuation committee appointed by the Board upon reasonable request, obtaining bids and offers or quotes from broker-dealers or market-makers with respect to securities held by the Funds and providing information upon request on valuations the Advisor has determined of securities also held by other clients of the Advisor), for the purpose of calculating each Fund's net asset value in accordance with the procedures and methods established by the Board; and

     (l) meet with the Board to explain its activities at such times and places as the Board may reasonably request.

     The Advisor will also make available, without additional expense to the Funds, the service of the Advisor's directors, officers and employees to be duly elected or appointed officers of MST[, MST II] and @Vantage, subject to their individual consent to serve and to any limitations imposed by laws, rules or regulations.

3.  DOCUMENTS

     MST[, MST II] and @Vantage have each delivered properly certified or authenticated copies of each of the following documents to the Advisor and will deliver to it all future amendments and supplements thereto, if any:

     (a) certified resolution of the Board authorizing the appointment of the Advisor and approving the form of this Agreement; and

     (b) the Prospectuses and any exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Prospectuses.

4.  BROKERAGE

     The Advisor may place orders pursuant to its investment determinations for each of the Funds directly with the issuers of the securities, or with any broker or dealer. The Advisor may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds. The Advisor may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Advisor deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Funds, the Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services

(as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for MST[, MST II] and @Vantage that the Advisor have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor may cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. It is understood that the services provided by such brokers may be useful to the Advisor in connection with the Advisor's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Advisor and its affiliates are authorized to effect portfolio transactions for the Funds and to retain brokerage commissions on such transactions. The Advisor may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Funds with orders for its other clients where: (1) such aggregation or bunching of order is not inconsistent with a Fund's investment objectives, policies and procedures, (2) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by the Advisor in a manner that is fair and equitable in the judgment of the Advisor, and (3) the Advisor shall be cognizant of its fiduciary obligations to the Funds and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected. To the extent that the Advisor retains one or more Sub-Advisors, the Advisor shall monitor reasonably the use by each such Sub-Advisor of brokers and dealers to execute trades in securities on behalf of the Funds.

5.  RECORDS

     (a) The Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Advisor with respect to the Funds by the 1940 Act. The

Advisor further agrees that all records which it maintains for the Funds are the property of the Funds and it will promptly surrender any of such records upon request.

     (b) The Advisor shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Advisor also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of the Advisor. The Advisor shall coordinate with MST[, MST II] and @Vantage, as appropriate, with respect to the making of such filings.

6.  STANDARD OF CARE

     The Advisor shall exercise its best judgment in rendering the services under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Funds' shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Advisor against any liability to a Fund or to its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Advisor" shall include any officers, directors, employees, or other affiliates of the Advisor performing services with respect to a Fund.

7.  COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, each Fund will pay the Advisor a fee as set forth on Schedule B attached hereto. The fee shall be computed and accrued daily and payable daily. For purposes of determining fees payable in this manner, the value of a Fund's daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectuses.

8.  EXPENSES

     (a) The Advisor will bear all expenses in connection with the performance of its services under this Agreement and will bear the costs and expenses payable to Sub-Advisors under the Sub-Advisory Agreements.

     (b) The Advisor shall bear all reasonable expenses of MST[, MST II] and @Vantage, if any, arising out of an assignment or change in control of the Advisor. In the event that there is a proposed change in control of the Advisor that would act to terminate this Agreement, and if a vote of shareholders to approve a new advisory agreement is at that time deemed by counsel to MST[, MST II] and/or @Vantage to be required by the 1940 Act or any rule or regulation thereunder, the Advisor agrees to assume all reasonable costs associated with soliciting shareholders of the Funds to approve any such new advisory agreement with the Advisor. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

     (c) Except to the extent expressly assumed by the Advisor or required under applicable laws, rules and regulations to be paid, assumed or reimbursed by the Advisor, each Fund will bear certain other expenses to be incurred in its operation, including: taxes; interest; brokerage fees and commissions, if any; fees of the members of its Board who are not officers, directors or employees of the Advisor or any Sub-Advisor; SEC fees and state blue sky fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of independent pricing services, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers and the members of the Board; and any extraordinary expenses.

9.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The investment advisory services of the Advisor to the Funds under this Agreement are not to be deemed exclusive, and the Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of a Fund) and to engage in activities so long as its services hereunder are not impaired thereby. If the Advisor provides any advice to its clients concerning investment in the shares of a Fund, the Advisor shall act solely for such clients in that regard and not in any way on behalf of MST, [MST II,] @Vantage or the Funds.

10.  COMPLIANCE MATTERS

     (a) The Advisor understands and agrees that it is a "service provider" to MST[, MST II] and @Vantage as contemplated by Rule 38a-1 under the 1940 Act. As such, the Advisor agrees to cooperate fully with MST[, MST II] and @Vantage and their Trustees and officers, including the CCO, with respect to (1) any and all compliance-related matters, and (2) the efforts of MST[, MST II] and @Vantage to assure that each of their service providers adopt and maintain policies and procedures that are reasonably designed to prevent violation of the "federal securities laws", as that term is defined by Rule 38a-1, by MST, [MST II,] @Vantage and the Advisor. In this regard, the Advisor shall:

          (1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Advisor's applicable compliance policies and procedures;

          (2) submit to the Board for its consideration and approval, annually (and at such other times as MST[, MST II] and @Vantage may reasonably request), a report ("Report") fully describing any material amendments to the Advisor's applicable compliance policies and procedures since the most recent Report;

          (3) provide periodic reports discussing the Advisor's compliance program and special reports in the event of material compliance matters;

          (4) permit MST, [MST II,] @Vantage and their Trustees and officers to become familiar with the Advisor's operations and understand those aspects of the Advisor's operations that may expose MST[, MST II] and @Vantage to compliance risks or lead to a violation by MST, [MST II,] @Vantage or the Advisor of the federal securities laws;

          (5) permit MST, [MST II,] @Vantage and their Trustees and officers to maintain an active working relationship with the Advisor's compliance personnel by, among other things, providing the CCO and other officers with a specified individual within the Advisor's organization to discuss and address compliance-related matters;

          (6) provide MST, [MST II,] @Vantage and their Trustees and officers, including the CCO, with such certifications as may be reasonably requested; and

          (7) reasonably cooperate with any independent registered public accounting firm engaged by MST[, MST II] or @Vantage and shall take all reasonable action in the performance of its obligations under this Agreement to assure that access to all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm's opinion and their review of the appropriate internal controls and operations, as such may be required from time to time.

     (b) The Advisor represents, warrants and covenants that it has implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

11.  DURATION AND TERMINATION

     (a) Current Funds. This Agreement shall be effective immediately following the effective time on the effective date of the change of control of the Advisor with respect to the Funds listed on Schedule A as of that date ("Current Funds"). For each Current Fund, this Agreement shall continue in effect from the effective date hereof, unless sooner terminated, as provided herein, through June 30, 2007 and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the members of the relevant Board or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Current Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the relevant Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     (b) New Funds. With respect to any Fund that is not a Current Fund ("New Fund"), this Agreement shall become effective on such date as determined by the relevant Board, provided that with respect to any New Fund, this Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of that New Fund's outstanding voting securities and shall continue in effect with respect to the New Fund, unless sooner terminated, as provided herein, for two years from the initial approval date for each New Fund and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the members of the relevant Board or (ii) a vote of a

"majority" (as defined in the 1940 Act) of the New Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the relevant Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     (c) Termination. This Agreement is terminable with respect to the Funds, or any Fund, without penalty, on sixty (60) days' written notice by the relevant Board or Boards or by vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the affected Funds or upon ninety (90) days' written notice by the Advisor. Termination of this Agreement with respect to any given Fund, shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

12.  CONFIDENTIAL INFORMATION

     Each party agrees that it will treat confidentially all information provided by any other party regarding such other parties' businesses and operations, including without limitation the investment activities or holdings of each Fund. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party; however, a Fund's portfolio holdings information may be disclosed in a manner consistent with the policies and procedures adopted by the Board regarding its dissemination. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through no wrongful act of the recipient or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations.

13.  AMENDMENT

     No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the SEC, no material amendment of this Agreement with respect to any Fund shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of that Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff), and (ii) a majority of the members of the Board, including a majority of Board members who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14.  USE OF NAME

     It is understood that the name of Munder Capital Management, LLC or any derivative thereof or logo associated with that name is the valuable property of the Advisor and its affiliates, and that MST, [MST II,] @Vantage and each Fund have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to a given Fund. Upon termination of this Agreement or upon termination of this Agreement with respect to a given Fund, MST, [MST II,] or @Vantage, as appropriate, and any affected Fund shall forthwith cease to use such name (or derivative or logo) and MST, [MST II,] or @Vantage, as appropriate, shall promptly amend its charter documents to change the Fund name to comply herewith.

15.  SEPARATE AGREEMENTS

     The parties affirm and agree that this Agreement shall be enforced as a separate agreement as between the Advisor and each of MST[, MST II] and @Vantage. Nothing in this Agreement shall be interpreted to combine or collectively enjoin any of MST[, MST II] or @Vantage. For all purposes, this Agreement shall be considered and interpreted as individual agreements between the Advisor and each of MST[, MST II] and @Vantage.

16.  MISCELLANEOUS

     (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     (b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

     (c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

     (d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

     (e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     (f) Notices of any kind to be given to the Advisor by MST[, MST II] or @Vantage shall be in writing and shall be duly given if mailed or delivered to the Advisor at 480 Pierce Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by the Advisor. Notices of any kind to be given to MST[, MST II] or @Vantage by the Advisor shall be in writing and shall be duly given if mailed or delivered to 480 Pierce Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by MST[, MST II] and @Vantage.

     [(g) With respect to MST II, the words "Munder Series Trust II" and "Trustees" or "Board of Trustees" used or implied herein refer respectively to the trust created and the Trustees, as trustees of MST II, but not individually or personally acting from time to time under the Declaration of Trust, which is hereby referred to and a copy of each is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of MST II.]

     [(h) With respect to MST II, the obligations of "Munder Series Trust II" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents of MST II are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of MST II personally, but bind only the trust's property, and all persons dealing with any series or class of shares of MST II must look solely to MST II property belonging to such series or class for the enforcement of any claims against the MST II.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

                                       MUNDER SERIES TRUST
                                       [MUNDER SERIES TRUST II]
                                       THE MUNDER @VANTAGE FUND

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                       MUNDER CAPITAL
                                       MANAGEMENT, LLC

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                   SCHEDULE A

                             AS OF           , 2006

MUNDER SERIES TRUST
Institutional Money Market Fund
Liquidity Money Market Fund

Munder Asset Allocation Fund -- Balanced

Munder Bond Fund
Munder Cash Investment Fund
Munder Energy Fund
[Munder Healthcare Fund]*
Munder Index 500 Fund
Munder Intermediate Bond Fund
Munder International Bond Fund
Munder International Equity Fund
Munder Internet Fund
Munder Large-Cap Core Growth Fund
Munder Large-Cap Value Fund
Munder Micro-Cap Equity Fund
Munder Mid-Cap Core Growth Fund
Munder Real Estate Equity Investment Fund
Munder S&P MidCap Index Equity Fund
Munder S&P SmallCap Index Equity Fund
Munder Small-Cap Value Fund
Munder Small-Mid Cap Fund
Munder Tax-Free Money Market Fund
Munder Tax-Free Short & Intermediate Bond Fund
Munder Technology Fund

[MUNDER SERIES TRUST II]*
[Munder Healthcare Fund]*

THE MUNDER @VANTAGE FUND
------------------------------------

* Munder Series Trust II, on behalf of its series, Munder Healthcare Fund, is currently seeking the approval shareholders of that Fund with respect to an Agreement and Plan of Reorganization and Redomiciliation ("Agreement and Plan") that contemplates the reorganization and redomiciliation of that Fund as a series of Munder Series Trust. If that Agreement and Plan is approved and the transaction closes prior to the effective date of this Agreement, then all references to "Munder Series Trust II" and "MST II" will be removed from this Agreement.

                                   SCHEDULE B

                             AS OF           , 2006


                                              ANNUAL FEES
                                 (AS A PERCENTAGE OF DAILY NET ASSETS)
                                 -------------------------------------
Institutional Money Market Fund  0.20%
Liquidity Money Market Fund      0.20%
Munder Balanced Fund             0.65%
Munder Bond Fund                 0.50% of the first $1 billion of
                                 average daily net assets; and 0.45%
                                 of average daily net assets in excess
                                 of $1 billion
Munder Cash Investment Fund      0.35%
Munder Energy Fund               0.75%
Munder Healthcare Fund           1.00% of the first $100 million of
                                 average daily net assets; 0.90% of
                                 the next $100 million; 0.85% of the
                                 next $50 million; and 0.75% of
                                 average daily net assets in excess of
                                 $250 million
Munder Index 500 Fund            0.20% of the first $250 million of
                                 average daily net assets; 0.12% of
                                 the next $250 million; and 0.07% of
                                 average daily net assets in excess of
                                 $500 million
Munder Intermediate Bond Fund    0.50% of the first $1 billion of
                                 average daily net assets; and 0.45%
                                 of average daily net assets in excess
                                 of $1 billion
Munder International Bond Fund   0.50%
Munder International Equity      0.75%
  Fund
Munder Internet Fund             1.00% of the first $1 billion of
                                 average daily net assets; and 0.85%
                                 of average daily net assets in excess
                                 of $1 billion

                                              ANNUAL FEES
                                 (AS A PERCENTAGE OF DAILY NET ASSETS)
                                 -------------------------------------
Munder Large-Cap Core Growth     0.75% of the first $1 billion of
  Fund                           average daily net assets; 0.725% of
                                 the next $1 billion; and 0.70% of
                                 average daily net assets in excess of
                                 $2 billion
Munder Large-Cap Value Fund      0.75% of the first $100 million of
                                 average daily net assets; and 0.70%
                                 of average daily net assets in excess
                                 of $100 million
Munder Micro-Cap Equity Fund     1.00%
Munder Mid-Cap Core Growth Fund  0.75%
Munder Real Estate Equity        0.74%
  Investment Fund
Munder S&P MidCap Index Equity   0.15%
  Fund
Munder S&P SmallCap Index        0.15%
  Equity Fund
Munder Small-Cap Value Fund      0.75%
Munder Small-Mid Cap Fund        0.75%
Munder Tax-Free Money Market     0.35%
  Fund
Munder Tax-Free Short &          0.50% of the first $200 million of
  Intermediate Bond Fund         average daily net assets; and 0.40%
                                 of average daily net assets in excess
                                 of $200 million
Munder Technology Fund           1.00% of the first $300 million of
                                 average daily net assets; 0.90% of
                                 the next $700 million; and 0.80% of
                                 average daily net assets in excess of
                                 $1 billion
The Munder @Vantage Fund         1.75%

                                   EXHIBIT B

                         FORM OF SUB-ADVISORY AGREEMENT
                                     AMONG
                         MUNDER CAPITAL MANAGEMENT, LLC
                             WORLD ASSET MANAGEMENT
                                      AND
                              MUNDER SERIES TRUST


     AGREEMENT, made this           day of December, 2006, among Munder Series
Trust ("MST"), on behalf of each of its series set forth on Schedule A, as may be amended from time to time (each, a "Fund" and, together, the "Funds"), Munder Capital Management, LLC ("Advisor"), a Delaware limited liability company, and
World Asset Management, Inc., a           ("Sub-Advisor").


     WHEREAS, MST is a Delaware statutory trust which is authorized to issue shares in series and MST is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Advisor and the Sub-Advisor are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, MST has retained the Advisor to render investment advisory services to MST, on behalf of the Funds, pursuant to an Investment Advisory
Agreement dated December   , 2006, as may be amended from time to time
("Advisory Agreement");

     WHEREAS, the Advisory Agreement authorizes the Advisor to delegate to one or more other investment advisers any or all of the Advisor's duties and obligations under the Advisory Agreement; and

     WHEREAS, MST and the Advisor wish to retain the Sub-Advisor to render certain investment advisory services for the Funds and the Sub-Advisor is willing to furnish such services to the Funds;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Advisor, the Sub-Advisor and MST as follows:

1.  APPOINTMENT

     (a) MST and the Advisor hereby appoint the Sub-Advisor to act as investment sub-adviser to the Funds for the periods and on the terms set forth herein as the Advisor, from time to time, may specify. The Sub-Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Schedule B hereto.

     (b) In the event that MST establishes one or more series other than the Funds listed on Schedule A attached hereto, with respect to which MST and the Advisor desires to retain the Sub-Advisor to act as investment sub-adviser hereunder, it shall notify the Sub-Advisor in writing. If the Sub-Advisor is willing to render such services under this Agreement, it shall notify MST and the Advisor in writing whereupon such series shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds named herein except to the extent that said provisions (including those relating to the compensation payable by the Advisor to the Sub-Advisor) are modified with respect to such Fund in writing by the Advisor, the Sub-Advisor and MST at that time.

2.  SERVICES AS INVESTMENT SUB-ADVISER

     Subject to the general supervision and oversight of the Advisor and the Board of Trustees of MST ("Board"), the Sub-Advisor will:

     (a) provide a program of continuous investment management for each Fund in accordance with each Fund's investment objective and policies as stated in each Fund's prospectus and statement of additional information filed with the Securities and Exchange Commission ("SEC"), as they may be amended from time to time (each a "Prospectus" and, together, the "Prospectuses");

     (b) invest and reinvest the assets of the Funds by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Funds may purchase, sell, enter into or use;

     (c) oversee the placement of purchase and sale orders on behalf of the Funds;

     (d) employ professional portfolio managers and securities analysts to provide research services to the Funds;

     (e) vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested in a manner that complies with MST's proxy voting policies and procedures and, in the good faith judgment of the Sub-Advisor, best serves the interests of each Fund's shareholders; maintain records of all proxies voted on behalf of the Funds;

and provide information to MST, the Advisor or their designated agent in a manner that is sufficiently complete and timely to ensure MST's compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

     (f) maintain books and records with respect to each Fund's securities transactions;

     (g) provide periodic and special reports to the Board, as requested; and

     (h) to the extent reasonably requested by the Advisor or officers of the Funds, cooperate with and provide reasonable assistance to the Advisor and MST's other service providers by: (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Funds, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

     In providing those services, the Sub-Advisor will provide the Advisor and the Funds with ongoing research, analysis, advice and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Sub-Advisor will furnish the Advisor and/or the Funds with whatever statistical information the Advisor and/or the Funds may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

     The Sub-Advisor further agrees that, in performing its duties hereunder, it will:


     (a) comply in all material respects with (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (2) the rules and regulations of the Commodities Futures Trading Commission, (3) the Internal Revenue Code of 1986, as amended ("Code"), (4) the investment objectives, strategies, policies, limitations and restrictions of each Fund as described in the Prospectuses, and
(5) all other applicable federal and state law and regulations, and with any applicable procedures adopted by the Board and/or the Advisor;


     (b) manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

     (c) maintain books and records with respect to each Fund's securities transactions, render to the Advisor and/or the Board such periodic and special reports as the Advisor and/or the Board may reasonably request, and keep the Advisor and/or the Board informed of developments materially affecting each Fund's portfolio;

     (d) make available to the Board, the Advisor, MST's Chief Compliance Officer ("CCO") and MST's administrator, promptly upon their request, such copies of its investment records and ledgers with respect to each Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Advisor, the Sub-Advisor will complete periodic or special questionnaires and furnish to the Board and the Advisor such periodic and special reports regarding each Fund and the Sub-Advisor. In addition, the Sub-Advisor will furnish to the Board, the Advisor and, subject to compliance with the Funds' applicable policies regarding disclosure of portfolio holdings, third-party data reporting services all currently available standardized performance information and other customary data;

     (e) make available to the Board and the Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Board, the Advisor and the Sub-Advisor, by telephone, in order to review the investment policies, performance and other matters relating to the management of the Funds;


     (f) review draft reports to shareholders and other documents provided to the Sub-Advisor, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;


     (g) make available to the Funds' administrator, the Advisor and, as appropriate, MST, promptly upon its request, such copies of its investment records and ledgers with respect to the Funds as may be required to assist the administrator, the Advisor and MST in their compliance with applicable laws and regulations. The Sub-Advisor will furnish the Advisor and/or the Board with such periodic and special reports regarding the Funds as they may reasonably request;

     (h) use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Sub-Advisor seek to obtain any such information, in providing investment advice to each Fund;

     (i) immediately notify MST, the Advisor and the Board in the event that the Sub-Advisor or any of its affiliates becomes aware that the Sub-Advisor: (1) is subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment adviser pursuant to this Agreement; (2) fail to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (4) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of MST or the Advisor. The Sub-Advisor further agrees to notify MST and the Advisor immediately of any material fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that is not contained in MST's Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Advisor will promptly notify MST, the Advisor and the Board if its chief executive officer or any member of the portfolio management team for any Fund changes or there is otherwise an actual change in control or management of the Sub-Advisor;

     (j) not disclose information regarding Fund characteristics, trading history, portfolio holdings or any other related information to any third party, except in compliance with MST's policies on disclosure of portfolio holdings;

     (k) provide the Advisor, MST or the Board with such information and assurances (including certifications and sub-certifications) as the Advisor, MST or the Board may reasonably request from time to time in order to assist the Advisor, MST or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Funds' Form N-CSRs and Form N-Qs;


     (l) will promptly assist MST and the Advisor in determining the fair value of portfolio securities when market quotations are not readily available (including promptly making knowledgeable personnel of the Sub-Advisor available for discussions with the Advisor, the Board and/or any fair valuation committee appointed by the Board upon reasonable request, obtaining bids and offers or quotes from broker-dealers or market-makers with respect to securities held by the Funds and providing information upon request on valuations the Sub-Advisor has determined of securities also held by other clients of the Sub-Advisor), for the purpose of calculating each Fund's net asset value in accordance with the procedures and methods established by the Board;


     (m) meet with the Board to explain its activities at such times and places as the Advisor or the Board may reasonably request; and

     (n) not consult with any other investment sub-adviser of MST (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Advisor concerning the Funds' transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

3.  BROKERAGE

     The Sub-Advisor may place orders pursuant to its investment determinations for each of the Funds directly with the issuers of the securities, or with any broker or dealer. The Sub-Advisor may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds. The Sub-Advisor may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Funds, the Sub-Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Sub-Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Funds and/or other accounts over which the Sub-Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for MST that the Sub-Advisor have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Advisor may cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Advisor to the Funds. It is understood that the services provided by such brokers may be useful to the Sub-Advisor in connection with the Sub-Advisor's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Advisor and its affiliates are authorized to effect portfolio transactions for the Funds and to retain brokerage commissions on such transactions. The Sub-Advisor may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Funds with orders for its other clients where: (1) such aggregation or bunching of order is not inconsistent with a Fund's investment objectives, policies and procedures, (2) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by the Sub-Advisor in a manner that is fair and equitable in the judgment of the Sub-Advisor, and (3) the Sub-Advisor shall be cognizant of its fiduciary obligations to the Funds and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.

4.  RECORDS

     (a) The Sub-Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Sub-Advisor with respect to the Funds by the 1940 Act. The Sub-Advisor further agrees that all records which it maintains for the Funds are the property of the Funds and it will promptly surrender any of such records upon request.

     (b) The Sub-Advisor shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Advisor also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of the Sub-Advisor. The Sub-Advisor shall coordinate with the Advisor and MST as appropriate with respect to the making of such filings.

5.  STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services under this Agreement. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or a Fund or the Funds' shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor or a Fund or to its shareholders to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement. As used in this Section 5, the term "Advisor" shall include any officers, directors, employees, or other affiliates of the Sub-Advisor performing services with respect to a Fund.

6.  COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor a fee as set forth on Schedule B attached hereto. The fee shall be computed and accrued daily and payable monthly. For purposes of determining fees payable in this manner, the value of a Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectuses.

7.  EXPENSES

     (a) The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement.

     (b) The Sub-Advisor shall bear all reasonable expenses of MST, if any, arising out of an assignment or change in control of the Sub-Advisor. In the event that there is a proposed change in control of the Sub-Advisor that would act to terminate this Agreement, and if a vote of shareholders to approve a new sub-advisory agreement is at that time deemed by counsel to MST to be required by the 1940 Act or any rule or regulation thereunder, the Sub-Advisor agrees to assume all reasonable costs associated with soliciting shareholders of the Funds to approve any such new sub-advisory agreement with the Sub-Advisor. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

8.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The investment sub-advisory services of the Sub-Advisor to the Funds under this Agreement are not to be deemed exclusive, and the Sub-Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of a Fund) and to engage in activities so long as its services hereunder are not impaired thereby. If the Sub-Advisor provides any advice to its clients concerning investment in the shares of a Fund, the Sub-Advisor shall act solely for such clients in that regard and not in any way on behalf of the Advisor, MST or the Funds.

9.  COMPLIANCE MATTERS

     (a) The Sub-Advisor understands and agrees that it is a "service provider" to MST as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Advisor agrees to cooperate fully with the Advisor and MST and its Trustees and officers, including MST's CCO, with respect to (1) any and all compliance-related matters, and (2) MST's efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the "federal securities laws", as that term is defined by Rule 38a-1, by MST, the Advisor and the Sub-Advisor. In this regard, the Sub-Advisor shall:

          (1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Advisor's applicable compliance policies and procedures;


          (2) submit to the Board for its consideration and approval, annually (and at such other times as MST may reasonably request), a report ("Report") fully describing any material amendments to the Sub-Advisor's applicable compliance policies and procedures since the most recent Report;


          (3) provide periodic reports discussing the Sub-Advisor's compliance program and special reports in the event of material compliance matters;

          (4) permit the Advisor and MST and its Trustees and officers to become familiar with the Sub-Advisor's operations and understand those aspects of the Sub-Advisor's operations that may expose the Advisor and MST to compliance risks or lead to a violation by MST, the Advisor or the Sub-Advisor of the federal securities laws;

          (5) permit the Advisor and MST and its Trustees and officers to maintain an active working relationship with the Sub-Advisor's compliance personnel by, among other things, providing the Advisor and MST's CCO and other officers with a specified individual within the Sub-Advisor's organization to discuss and address compliance-related matters;

          (6) provide the Advisor and its chief compliance officer and MST and its Trustees and officers, including the MST CCO, with such certifications as may be reasonably requested; and

          (7) reasonably cooperate with any independent registered public accounting firm engaged by MST and shall take all reasonable action in the performance of its obligations under this Agreement to assure that access to all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm's opinion and their review of the appropriate internal controls and operations, as such may be required from time to time.

     (b) The Sub-Advisor represents, warrants and covenants that it has implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

10.  DURATION AND TERMINATION

     (a) Current Funds. This Agreement shall be effective immediately following the effective time of the Advisory Agreement with respect to the Funds listed on Schedule A as of that date ("Current Funds"). For each Current Fund, this Agreement shall continue in effect from the effective date hereof, unless sooner terminated, as provided herein, through June 30, 2007 and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the members of the Board or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Current Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.


     (b) New Funds. With respect to any Fund that is not a Current Fund ("New Fund"), this Agreement shall become effective on such date as determined by the Board, provided that with respect to any New Fund, and except to the extent permitted by the 1940 Act or the rules and regulations thereunder or pursuant to any exemptive relief granted by the SEC, this Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of that New Fund's outstanding voting securities (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff) and shall continue in effect with respect to the New Fund, unless sooner terminated, as provided herein, for two years from the initial approval date for each New Fund and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the members of the Board or (ii) a vote of a "majority" (as defined in the 1940 Act) of the New Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     (c) Termination. This Agreement is terminable with respect to the Funds, or any Fund, without penalty, on sixty (60) days' written notice by the Board or by vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the affected Funds or upon ninety (90) days' written notice by the Advisor or the Sub-Advisor. In addition, this Agreement will terminate with respect to any Fund in the event of the termination of the Advisory Agreement with respect to that Fund. Termination of this Agreement with respect to any given Fund, shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

11.  CONFIDENTIAL INFORMATION

     Each party agrees that it will treat confidentially all information provided by any other party regarding such other parties' businesses and operations, including without limitation the investment activities or holdings of each Fund. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party; however, a Fund's portfolio holdings information may be disclosed in a manner consistent with the policies and procedures adopted by the Board regarding its dissemination. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through no wrongful act of the recipient or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations.

12.  AMENDMENT

     No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the SEC, no material amendment of this Agreement with respect to any Fund shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of that Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff), and (ii) a majority of the members of the Board, including a majority of Board members who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

13.  MISCELLANEOUS

     (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     (b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

     (c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

     (d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

     (e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     (f) Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor, MST or the Funds.

     (g) Notices of any kind to be given to the Advisor by the Sub-Advisor or MST shall be in writing and shall be duly given if mailed or delivered to the Advisor at 480 Pierce Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by the Advisor. Notices of any kind to be given to MST by the Advisor or the Sub-Advisor shall be in writing and shall be duly given if mailed or delivered to 480 Pierce Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by MST. Notices of any kind to be given to the Sub-Advisor by the Advisor or MST shall be in writing and shall be duly given if mailed or delivered to the Sub-Advisor at 225 E. Brown Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by the Sub-Advisor.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

                                       WORLD ASSET

                                       MANAGEMENT, INC.


                                       By:
                                             -----------------------------------
                                       Name:
                                       Title:

                                       MUNDER CAPITAL

                                       MANAGEMENT, LLC


                                       By:
                                             -----------------------------------
                                       Name:
                                       Title:

                                       MUNDER SERIES TRUST

                                       By:
                                             -----------------------------------
                                       Name:
                                       Title:

                                   SCHEDULE A


                            AS OF             , 2006


MUNDER SERIES TRUST
Munder Index 500 Fund
Munder S&P MidCap Index Equity Fund
Munder S&P SmallCap Index Equity Fund

                                   SCHEDULE B


                            AS OF             , 2006


                                              ANNUAL FEES
                                 (AS A PERCENTAGE OF DAILY NET ASSETS)
                                 -------------------------------------
Munder Index 500 Fund            0.12% of the first $10 million of
                                 average daily net assets;
                                 0.10% of the next $40 million;
                                 0.08% of the next $50 million;
                                 0.04% of the next $100 million; and
                                 0.02% of average daily net assets in
                                 excess of $200 million
Munder S&P MidCap Index Equity   0.12% of the first $10 million of
  Fund                           average daily net assets;
                                 0.10% of the next $40 million;
                                 0.08% of the next $50 million;
                                 0.04% of the next $100 million; and
                                 0.02% of average daily net assets in
                                 excess of $200 million
Munder S&P SmallCap Index        0.12% of the first $10 million of
  Equity Fund                    average daily net assets;
                                 0.10% of the next $40 million;
                                 0.08% of the next $50 million;
                                 0.04% of the next $100 million; and
                                 0.02% of average daily net assets in
                                 excess of $200 million

                                   EXHIBIT C

                       MANAGEMENT OF THE ADVISOR AND WAM

                                    ADVISOR

     The following table sets forth the executive officers and general partners of the Advisor, their business addresses and their principal occupation or business as of August 3, 2006.

NAME AND BUSINESS ADDRESS*        PRINCIPAL OCCUPATION/BUSINESS
--------------------------        -----------------------------
GENERAL PARTNERS
Munder Group LLC               General partner of the Advisor;
                               Entity through which the Advisor's
                               employees hold their beneficial
                               interest in the Advisor
WAM Holdings, Inc.             General partner of the Advisor;
c/o Comerica Incorporated      Holding company through which
500 Woodward Avenue,           Comerica indirectly holds its
33rd Floor                     beneficial interest in the Advisor
Detroit, MI 48226

WAM Holdings II, Inc.          General partner of the Advisor;
c/o Comerica Incorporated      Holding company through which
500 Woodward Avenue,           Comerica indirectly holds its
33rd Floor                     beneficial interest in the Advisor
Detroit, MI 48226

EXECUTIVE OFFICERS
Dennis J. Mooradian            Chief Executive Officer of the
                               Advisor; Executive Vice President,
                               Wealth & Institutional Management of
                               Comerica
John S. Adams                  President and Chief Investment
                               Officer of the Advisor; President
                               and Principal Executive Officer of
                               MST, @Vantage and Munder Series
                               Trust II
Peter K. Hoglund               Managing Director and Chief
                               Administrative Officer of the
                               Advisor; Vice President and
                               Principal Financial Officer of MST,
                               @Vantage and Munder Series Trust II

NAME AND BUSINESS ADDRESS*        PRINCIPAL OCCUPATION/BUSINESS
--------------------------        -----------------------------
Todd B. Johnson                Managing Director and Chief
                               Investment Officer -- Passive
                               Investments of the Advisor
Peter G. Root                  Managing Director and Chief
                               Investment Officer -- Fixed Income
                               of the Advisor; Registered
                               Representative for Funds
                               Distributor, Inc., an affiliate of
                               The BISYS Group, Inc.
Stephen J. Shenkenberg         Managing Director, General Counsel,
                               Chief Compliance Officer and
                               Secretary, of the Advisor; Vice
                               President, Secretary, Chief Legal
                               Officer and Chief Compliance Officer
                               of MST, @Vantage and Munder Series
                               Trust II
Tony Y. Dong                   Managing Director, Mid-Cap Equities
                               of the Advisor
Sharon E. Fayolle              Managing Director, Cash Management
                               of the Advisor; Registered
                               Representative for Funds
                               Distributor, Inc., an affiliate of
                               The BISYS Group, Inc.
James V. FitzGerald            Managing Director, Retail Marketing
                               of the Advisor; Registered
                               Representative for Funds
                               Distributor, Inc., an affiliate of
                               The BISYS Group, Inc.
Anne K. Kennedy                Managing Director, Institutional
                               Investment Services of the Advisor;
                               Registered Representative for Funds
                               Distributor, Inc., an affiliate of
                               The BISYS Group, Inc.
Beth A. Obear                  Managing Director, Human Resources
                               of the Advisor

------------------------------------

* Unless otherwise specified, the business address for each officer and general partner is 480 Pierce Street, Birmingham, Michigan 48009.

     The following table sets forth information on four of the proposed directors of the Advisor following completion of the Transaction and the Advisor's reorganization into a limited liability company under the name, Munder Capital Management, LLC. In addition, the Advisor anticipates having three independent directors. Candidates for such positions have not yet been identified. With the exception of John S. Adams replacing Dennis J. Mooradian as Chief Executive Officer, and both Mr. Mooradian and Todd B. Johnson resigning their positions with the Advisor, the same executive officers will serve the Advisor in their current positions.

NAME AND BUSINESS ADDRESS*           PRINCIPAL OCCUPATION
--------------------------           --------------------
DIRECTORS
John S. Adams               President and Chief Investment Officer
                            of the Advisor; President and
                            Principal Executive Officer of MST,
                            @Vantage and Munder Series Trust II
Tony Y. Dong                Managing Director, Mid-Cap Equities of
                            the Advisor
Richard DeMartini           Managing Director, Crestview
Donald Putnam               Managing Director, Grail

------------------------------------

* The business address for each director and executive officer is anticipated to be 480 Pierce Street, Birmingham, Michigan 48009.

                                      WAM


     The following table sets forth information about one of the proposed directors of WAM and its proposed executive officers following completion of the Transaction. In addition, Comerica anticipates appointing additional directors. Candidates for such positions have not yet been identified. Rosanna Bennett will be acting Chief Compliance Officer until such time as a successor is identified.



NAME AND BUSINESS ADDRESS*          PRINCIPAL OCCUPATION**
--------------------------          ----------------------
DIRECTOR
Dennis J. Mooradian         Executive Vice President, Wealth &
                            Institutional Management of Comerica

EXECUTIVE OFFICERS
Todd B. Johnson             Chief Executive Officer and Chief
                            Investment Officer of WAM
Robert J. Kay               Director, Client Services of WAM
Theodore D. Miller          Director, International Investments of
                            WAM
Kenneth A. Schluchter III   Director, Domestic Investments of WAM
Rosanna Bennett             Acting Chief Compliance Officer of WAM


------------------------------------

 * WAM's current business address is 225 E. Brown Street, Birmingham, Michigan 48009.


** Executive officer titles are subject to change.

                                   EXHIBIT D


                  INVESTMENT ADVISORY FEES AND ADMINISTRATIVE


                           FEES PAID TO THE ADVISOR,

                         ITS AFFILIATED PERSONS AND ANY
                       AFFILIATED PERSONS OF SUCH PERSONS

     The following table provides the annual advisory fee rate of each Munder Fund and Munder Healthcare Fund payable under the Current Advisory Agreements, as well as the amounts paid by each to the Advisor during the Fund's most recent fiscal year. Also included in the table is the net asset value of each such Fund as of the end of its most recent fiscal year. The annual advisory fee rate of each Munder Fund will not change under the New Combined Advisory Agreement.

                            INVESTMENT ADVISORY FEES

                           ADVISORY FEES       ANNUAL ADVISORY FEES   NET ASSET VALUE AS
                           RECEIVED FOR          (AS A PERCENTAGE      OF FISCAL PERIOD
                           FISCAL PERIOD         OF AVERAGE DAILY     ENDED JUNE 30, 2006
                        ENDED JUNE 30, 2006        NET ASSETS)           (IN MILLIONS)
                        -------------------    --------------------   -------------------
MUNDER SERIES TRUST
Institutional Money         $1,259,605*       0.20%                        $1,359.9
  Market Fund
Liquidity Money Market      $  216,425*       0.20%                        $  127.6
  Fund
Munder Asset                $  870,885        0.65%                        $  132.7
  Allocation Fund --
  Balanced
Munder Bond Fund            $  383,602        0.50% of the first $1        $   75.4
                                              billion of average
                                              daily net assets; and
                                              0.45% of average daily
                                              net assets in excess
                                              of $1 billion
Munder Cash Investment      $2,306,706        0.35%                        $  745.2
  Fund
Munder Energy Fund          $  871,172        0.75%                        $  116.4
Munder Index 500 Fund       $1,084,558        0.20% of the first           $  828.0
                                              $250 million of
                                              average daily net
                                              assets; 0.12% of the
                                              next $250 million; and
                                              0.07% of average daily
                                              net assets in excess
                                              of $500 million

                           ADVISORY FEES       ANNUAL ADVISORY FEES   NET ASSET VALUE AS
                           RECEIVED FOR          (AS A PERCENTAGE      OF FISCAL PERIOD
                           FISCAL PERIOD         OF AVERAGE DAILY     ENDED JUNE 30, 2006
                        ENDED JUNE 30, 2006        NET ASSETS)           (IN MILLIONS)
                        -------------------    --------------------   -------------------
Munder Intermediate         $1,795,219        0.50% of the first $1        $  324.8
  Bond Fund                                   billion of average
                                              daily net assets; and
                                              0.45% of average daily
                                              net assets in excess
                                              of $1 billion
Munder International        $  273,318        0.50%                        $   65.0
  Bond Fund
Munder International        $1,172,756        0.75%                        $  174.2
  Equity Fund
Munder Internet Fund        $7,022,341        1.00% of the first $1        $  597.9
                                              billion of average
                                              daily net assets; and
                                              0.90% of average daily
                                              net assets in excess
                                              of $1 billion
Munder Large-Cap Core       $  935,632        0.75% of the first $1        $  131.3
  Growth Fund                                 billion of average
                                              daily net assets;
                                              0.725% of average
                                              daily net assets from
                                              $1 billion to $2
                                              billion; and 0.70% of
                                              average daily net
                                              assets in excess of $2
                                              billion
Munder Large-Cap Value      $  847,282        0.75% of the first           $  115.1
  Fund                                        $100 million of
                                              average daily net
                                              assets; and 0.70% of
                                              average daily net
                                              assets in excess of
                                              $100 million
Munder Micro-Cap            $5,577,097        1.00%                        $  587.9
  Equity Fund
Munder Mid-Cap Core         $9,512,133        0.75%                        $2,120.1
  Growth Fund
Munder Real Estate          $  651,101        0.74%                        $   77.9
  Equity Investment
  Fund
Munder Small-Cap Value      $9,034,078        0.75%                        $1,220.0
  Fund
Munder Small-Mid Cap        $   73,138        0.75%                        $   22.5
  Fund
Munder S&P(R) MidCap        $   67,447*       0.15%                        $   88.1
  Index Equity Fund
Munder S&P(R) SmallCap      $   95,941*       0.15%                        $  126.4
  Index Equity Fund

                           ADVISORY FEES       ANNUAL ADVISORY FEES   NET ASSET VALUE AS
                           RECEIVED FOR          (AS A PERCENTAGE      OF FISCAL PERIOD
                           FISCAL PERIOD         OF AVERAGE DAILY     ENDED JUNE 30, 2006
                        ENDED JUNE 30, 2006        NET ASSETS)           (IN MILLIONS)
                        -------------------    --------------------   -------------------
Munder Tax-Free Money       $  657,589        0.35%                        $  176.1
  Market Fund
Munder Tax-Free Short       $  802,416        0.50% of the first           $  138.8
  & Intermediate Bond                         $200 million of
  Fund                                        average daily net
                                              assets; and 0.40% of
                                              average daily net
                                              assets in excess of
                                              $200 million
Munder Technology Fund      $1,562,477        1.00% of the first           $  122.9
                                              $300,000,000 of
                                              average daily net
                                              assets; 0.90% of
                                              average daily net
                                              assets from
                                              $300,000,001 to $1
                                              billion; and 0.80% of
                                              average daily net
                                              assets in excess of $1
                                              billion
THE MUNDER @VANTAGE         $  434,899        1.75%                        $   21.4
  FUND
  MUNDER SERIES TRUST II
Munder Healthcare Fund      $1,979,799        1.00% of to the first        $  156.7
                                              $100 million of
                                              average daily net
                                              assets; 0.90% of the
                                              next $100 million;
                                              0.85% of the next $50
                                              million; and 0.75% of
                                              average daily net
                                              assets in excess of
                                              $250 million


------------------------------------

* The Fund changed its fiscal year from December 31 to June 30 as of February 14, 2006. Figure provided is for six-month fiscal period ended June 30, 2006. Amounts paid during fiscal year ended December 31, 2005 were $2,219,134 in the case of Institutional Money Market Fund, $473,529 in the case of Liquidity Money Market Fund, $141,882 in the case of Munder S&P(R) MidCap Index Equity Fund and $183,146 in the case of Munder S&P(R) SmallCap Index Equity Fund.

     The Advisor, including through its WAM division, is also a sub-advisor to several mutual funds with investment objectives similar to that of one or more Munder Funds. As a sub-advisor to each of these funds, the Advisor performs a much more limited set of services and assumes significantly reduced responsibilities for its sub-advised funds than it does for the Munder Funds. Hence, it receives an appropriately reduced fee for its limited services and responsibilities with respect to those funds. Certain information about each of the sub-advised funds managed by the Advisor in a manner similar to a Munder Fund is provided below.

                                   SUB-ADVISORY                           NET ASSET VALUE
                                   FEES RECEIVED    ANNUAL SUB-ADVISORY   OF SUB-ADVISED
                                    FOR TWELVE     FEES (AS A PERCENTAGE   ASSETS AS OF
MUNDER FUND AND SUB-ADVISED FUNDS  MONTHS ENDED      OF AVERAGE DAILY      JUNE 30, 2006
MANAGED IN A SIMILAR MANNER        JUNE 30, 2006        NET ASSETS)        (IN MILLIONS)
---------------------------------  -------------   ---------------------  ---------------
MUNDER INDEX 500 FUND
E*TRADE S&P 500 Index Fund, a       $   78,137     0.03% on the first         $282.3
series of E*TRADE Funds                            $900 million and
                                                   0.02% on assets above
                                                   $900 million
MUNDER INTERNET FUND
ATSF Munder Net50Fund, a series     $  527,119     0.50% of average           $106.0
of Aegon/Transamerica Series                       daily net assets,
Fund, Inc.                                         subject to a minimum
                                                   annual fee of
                                                   $150,000
MUNDER MID-CAP CORE GROWTH FUND
HSBC Investor Mid-Cap Fund, a       $  151,209     0.50% of average           $ 26.8
series of the HSBC Investor Funds                  daily net assets
Old Mutual Growth II Portfolio, a   $   34,932     0.475% of average          $296.5
series of Old Mutual Advisor                       daily net assets
Funds II
Old Mutual Growth II Portfolio, a   $  641,027     0.475% of average          $ 20.8
series of Old Mutual Insurance                     daily net assets
Series Fund
MUNDER SMALL-MID CAP FUND
American Express US Mid & Small     $  289,180     0.60% of average           $ 69.0
Cap Equities Portfolio, a series                   daily net assets up
of American Express Funds, Inc.                    to $100 million,
                                                   0.50% on the next
                                                   $100 million, and
                                                   0.45% on assets above
                                                   $200 million

                                   SUB-ADVISORY                           NET ASSET VALUE
                                   FEES RECEIVED    ANNUAL SUB-ADVISORY   OF SUB-ADVISED
                                    FOR TWELVE     FEES (AS A PERCENTAGE   ASSETS AS OF
MUNDER FUND AND SUB-ADVISED FUNDS  MONTHS ENDED      OF AVERAGE DAILY      JUNE 30, 2006
MANAGED IN A SIMILAR MANNER        JUNE 30, 2006        NET ASSETS)        (IN MILLIONS)
---------------------------------  -------------   ---------------------  ---------------
MUNDER SMALL-CAP VALUE FUND
Small Cap Opportunities Trust, a    $2,366,683     0.55% of average           $432.2
series of John Hancock Trust                       daily net assets up
                                                   to $500 million, and
                                                   0.05% on assets above
                                                   $500 million
Small Cap Opportunities Fund, a     $  902,698     0.55% of average           $233.1
series of John Hancock Funds II                    daily net assets up
                                                   to $500 million, and
                                                   0.05% on assets above
                                                   $500 million

     For the fiscal year ended June 30, 2006, the Advisor waived the following fees or reimbursed the following expenses with respect to the following Munder
Funds:

                                              OTHER EXPENSES REIMBURSED BY
NAME OF MUNDER FUND    ADVISORY FEES WAIVED           THE ADVISOR
-------------------    --------------------   ----------------------------
The Munder @Vantage
  Fund                         None                     $145,592
Munder Small-Mid Cap
  Fund                         None                     $393,788

     No fees were waived or expenses reimbursed with respect to any funds sub-advised by the Advisor. For the six-month period ended June 30, 2006, the Advisor waived the following fees or reimbursed the following expenses with respect to the following Prior 12/31 Funds:

                                              OTHER EXPENSES REIMBURSED
NAME OF MUNDER FUND    ADVISORY FEES WAIVED        BY THE ADVISOR
-------------------    --------------------   -------------------------
Institutional Money          $251,921                $1,049,058
  Market Fund

     For the fiscal year ended December 31, 2005, the Advisor waived the following fees or reimbursed the following expenses with respect to the following Prior 12/31 Fund:

                                              OTHER EXPENSES REIMBURSED
NAME OF MUNDER FUND    ADVISORY FEES WAIVED        BY THE ADVISOR
-------------------    --------------------   -------------------------
Institutional Money          $496,638                $1,936,367
  Market Fund

                              ADMINISTRATIVE FEES

     The following table provides the amounts paid by each Munder Fund to the Advisor in its capacity as administrator during the Munder Fund's most recent fiscal year.

                                                ADMINISTRATIVE FEES
                                                   RECEIVED FOR
                                                FISCAL PERIOD ENDED
NAME OF MUNDER FUND                                JUNE 30, 2006
-------------------                             -------------------
MUNDER SERIES TRUST
Institutional Money Market Fund                     $  574,047*
Liquidity Money Market Fund                         $  104,879*
Munder Asset Allocation Fund -- Balanced            $  205,860
Munder Bond Fund                                    $  126,745
Munder Cash Investment Fund                         $  740,019
Munder Energy Fund                                  $  183,039
Munder Index 500 Fund                               $  935,507
Munder Intermediate Bond Fund                       $  467,768
Munder International Bond Fund                      $   92,998
Munder International Equity Fund                    $  234,513
Munder Internet Fund                                $  774,128
Munder Large-Cap Core Growth Fund                   $  194,432
Munder Large-Cap Value Fund                         $  179,930
Munder Micro-Cap Equity Fund                        $  658,718
Munder Mid-Cap Core Growth Fund                     $1,131,735
Munder Real Estate Equity Investment Fund           $  143,982
Munder Small-Cap Value Fund                         $1,121,862
Munder Small-Mid Cap Fund                           $   89,363
Munder S&P(R) MidCap Index Equity Fund              $   73,301*
Munder S&P(R) SmallCap Index Equity Fund            $   98,772*
Munder Tax-Free Money Market Fund                   $  274,853
Munder Tax-Free Short & Intermediate Bond
  Fund                                              $  239,781
Munder Technology Fund                              $  232,723
THE MUNDER @VANTAGE FUND                            $   59,360

---------------

* Fund changed its fiscal year from December 31 to June 30 as of February 14, 2006. Figure provided is for six-month period ended

  June 30, 2006. Amounts paid during fiscal year ended December 31, 2005 were $1,068,712 in the case of Institutional Money Market Fund, $207,021 in the case of Liquidity Money Market Fund, $153,174 in the case of Munder S&P(R) MidCap Index Equity Fund and $190,110 in the case of Munder S&P(R) SmallCap Index Equity Fund.

                                   EXHIBIT E

  FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS TO BE AMENDED OR ELIMINATED

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS OF MUNDER ENERGY FUND, MUNDER TECHNOLOGY FUND, MUNDER INTERNET FUND AND MUNDER MICRO-CAP EQUITY FUND

     The Funds may not:

     1. (For each Fund except the Munder Technology Fund) with respect to 75% of a Fund's assets, invest more than 5% of a Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (Proposal 3.A).

     2. Borrow money or issue senior securities (as defined in the 1940 Act) except that the Funds may borrow (a) for temporary purposes in amounts not exceeding 5% of its total assets and (b) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (a)) not exceeding 33 1/3% of its total assets. (Proposals 5.B & 5.C).

     3. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities. (Proposal 3.D).

     4. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein. (Proposal 3.E).

     5. Make loans of securities to other persons in excess of 25% of a Fund's total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations. (Proposal 3.F).

     6. Invest more than 25% of its total assets in any one industry (a) provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered to represent industries; (b) except that Munder Internet Fund will invest more than 25% of its assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or Intranet related businesses; (c) except that Munder Technology Fund will invest more than 25% of its total assets in the technology industry; and (d) except that Munder Energy Fund will invest more than 25% of its assets in securities of companies that are primarily engaged in non-regulated energy and power activities. (Proposal 3.G).

     7. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by Munder Technology Fund and Munder Internet Fund of forward currency contracts, financial futures contracts and options on financial futures contracts, and options on securities and on securities, foreign currencies and on securities indices, as permitted by each Fund's prospectus. (Proposal 3.H).

     8. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by its fundamental investment limitation on borrowing (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose). (Proposal 3.I).

     9. Make investments for the purpose of exercising control or management. (Proposal 3.J).

     10. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures. (Proposal 3.K).

                                   EXHIBIT F

                 CURRENT EXECUTIVE OFFICERS OF THE MUNDER FUNDS

                                                                        PRINCIPAL
                             POSITION(S)       TERM OF OFFICE(1)      OCCUPATION(S)
                              WITH THE           AND LENGTH OF         DURING PAST
NAME, ADDRESS AND AGE       MUNDER FUNDS        TIME SERVED(2)           5 YEARS
---------------------       ------------       -----------------      -------------
John S. Adams           President & Principal  Through 2/07;      President and Chief
480 Pierce Street       Executive Officer      since 4/06         Investment Officer of
Suite 300                                                         the Advisor (since
Birmingham, MI 48009                                              3/06); President and
Age 48                                                            Chief Investment
                                                                  Officer of Pierce
                                                                  Street Advisors, LLC
                                                                  (investment advisor)
                                                                  (since 3/06);
                                                                  Managing Director and
                                                                  Chief Investment
                                                                  Officer, Equities of
                                                                  the Advisor (12/04 to
                                                                  3/06); Senior
                                                                  Portfolio Manager of
                                                                  the Advisor (6/87 to
                                                                  12/04).
Peter K. Hoglund        Vice President and     Through 2/07;      Managing Director and
480 Pierce Street       Principal Financial    since 2/01         Chief Administrative
Suite 300               Officer                                   Officer of the
Birmingham, MI 48009                                              Advisor (since 2/05);
Age 40                                                            Chief Administrative
                                                                  Officer of Pierce
                                                                  Street Advisors, LLC
                                                                  (investment advisor)
                                                                  (since 5/05); Chief
                                                                  Administrative
                                                                  Officer of the
                                                                  Advisor (5/00 to
                                                                  2/05).

                                                                        PRINCIPAL
                             POSITION(S)       TERM OF OFFICE(1)      OCCUPATION(S)
                              WITH THE           AND LENGTH OF         DURING PAST
NAME, ADDRESS AND AGE       MUNDER FUNDS        TIME SERVED(2)           5 YEARS
---------------------       ------------       -----------------      -------------
Stephen J. Shenkenberg  Vice President,        Through 2/07;      Managing Director,
480 Pierce Street       Secretary, Chief       since 8/00         General Counsel,
Suite 300               Legal Officer and                         Chief Compliance
Birmingham, MI 48009    Chief Compliance                          Officer and Secretary
Age 48                  Officer                                   of the Advisor (since
                                                                  2/05); General
                                                                  Counsel and Chief
                                                                  Compliance Officer of
                                                                  Pierce Street
                                                                  Advisors, LLC
                                                                  (investment advisor)
                                                                  (since 5/05);
                                                                  Executive Vice
                                                                  President and General
                                                                  Counsel of the
                                                                  Advisor (7/00 to
                                                                  2/05); Director of
                                                                  Diversified Strategy
                                                                  Hedge Fund, Ltd.
                                                                  (since 1/06).
Cherie N. Ugorowski     Treasurer and          Through 2/07;      Controller of the
480 Pierce Street       Principal Accounting   since 8/01         Advisor (since 6/01).
Suite 300               Officer
Birmingham, MI 48009
Age 37

---------------

(1) The officers are elected annually by the Board.

(2) Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

                                   EXHIBIT G

                   PRINCIPAL SHAREHOLDERS OF THE MUNDER FUNDS

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of September 1, 2006 the following person(s) owned of record or were known by the Munder Funds to own beneficially 5% or more of any class of the Munder Funds' shares.


FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Asset Allocation      MLPF&S FBO                                  978,237.858      24.058
Fund --               The Sole Benefit of Its Customers
Balanced -- Class A   Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Asset Allocation      MLPF&S FBO                                  307,305.048      20.231
Fund --               The Sole Benefit of Its Customers
Balanced -- Class B   Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Asset Allocation      Citigroup Global Markets Inc                170,582.892      11.230
Fund --               Attn Peter Booth
Balanced -- Class B   333 W 34th St 7th Fl
                      New York NY 10001-2483
Asset Allocation      MLPF&S FBO                                  471,915.165      33.633
Fund --               The Sole Benefit of Its Customers
Balanced -- Class C   Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Asset Allocation      Citigroup Global Markets Inc                133,901.083       9.543
Fund --               Attn Peter Booth
Balanced -- Class C   333 W 34th St 7th Fl
                      New York NY 10001-2483
Asset Allocation      Munder Capital Mgmt                             197.165     100.000
Fund --               Attn Kim Winek
Balanced -- Class R   480 Pierce St
                      Birmingham MI 48009
Asset Allocation      Patterson & Co FBO Comerica                 913,653.163      99.675
Fund --               For Various Retirement Plans
Balanced -- Class K   NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Asset Allocation      The Northern Trust Co TTEE FBO              962,762.843      34.356
Fund --               Henry Ford Health Systems
Balanced -- Class Y   Saving Plan-Dv
                      U/A DTD 03/04/02
                      PO Box 92994
                      Chicago IL 60675-2994
Asset Allocation      Dingle & Co                                 798,805.222      28.505
Fund --               C/O Comerica Bank
Balanced -- Class Y   Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Asset Allocation      Charter Township of Clinton                 331,131.298      11.816
Fund --               Public Employee Health Care Fund
Balanced -- Class Y   40700 Romeo Plank
                      Clinton Township MI 48038
Asset Allocation      Patterson & Co FBO Comerica                 257,330.598       9.183
Fund --               For Various Retirement Plans
Balanced -- Class Y   NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
Bond Fund -- Class A  MLPF&S FBO                                  268,689.416      19.602
                      The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Bond Fund -- Class A  FTC & Co                                    117,212.642       8.551
                      Datalynx
                      PO Box 173736
                      Denver CO 80217-3736
Bond Fund -- Class B  MLPF&S FBO                                  131,873.598      34.277
                      The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Bond Fund -- Class C  MLPF&S FBO                                   74,751.726      40.537
                      The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Bond Fund -- Class C  Raymond James & Assoc Inc                    10,620.249       5.759
                      FBO Kethley Trust
                      880 Carillon Pkwy
                      St Petersburg FL 33716

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Bond Fund -- Class K  Calhoun & Co                              2,089,097.686      61.265
                      C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Bond Fund -- Class K  Patterson & Co FBO Comerica                 760,563.485      22.304
                      For Various Retirement Plans
                      NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
Bond Fund -- Class K  Dingle & Co                                 533,246.422      15.638
                      C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Bond Fund -- Class Y  Patterson & Co FBO Comerica               1,059,827.113      42.927
                      For Various Retirement Plans
                      NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
Bond Fund -- Class Y  Dingle & Co                                 797,360.335      32.296
                      C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Bond Fund -- Class Y  Fifth Third Bank TTEE                       297,540.805      12.052
                      FBO:NMH Foundation Custody
                      P.O. Box 3385
                      Cincinnati Oh 45263
Bond Fund -- Class Y  Calhoun & Co                                256,970.372      10.408
                      C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Cash Investment       National Financial Services Corp         57,348,606.800      82.075
Fund -- Class A       For The Exclusive Benefit Of
                      Our Customers
                      Attn: Mutual Funds 5th Fl
                      P O Box 3908 Church Street Station
                      New York NY 10008-3908
Cash Investment       Rbc Dain Rauscher FBO                       304,037.000       9.834
Fund -- Class B       Garth E Carrier Ttee
                      Garth E Carrier Trust
                      U/A DTD 07/22/1994
                      2548 Elk Grove Road
                      Solvang CA 93463-9626

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Cash Investment       Citigroup Global Markets Inc                211,260.730       6.833
Fund -- Class B       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Cash Investment       Citigroup Global Markets Inc                121,243.990       6.527
Fund -- Class C       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Cash Investment       UBS Financial Services Inc. FBO             111,709.990       6.013
Fund -- Class C       Edward St Angelo TTEE
                      Edward St Angelo Living Trust
                      11 Fessenden Road
                      Barrington RI 02806-4711
Cash Investment       Pershing LLC                                 94,544.880       5.089
Fund -- Class C       P. O. Box 2052
                      Jersey City, NJ 07303-9998
Cash Investment       Calhoun & Co                             552,275,775.860     84.401
Fund -- Class K       C/O Comerica Bank Detroit
                      Attn Vicky Froehlich
                      P O Box 75000
                      Detroit MI 48275-3455
Cash Investment       Patterson & Co FBO Comerica              101,718,495.521     15.545
Fund -- Class K       For Various Retirement Plans
                      NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
Cash Investment       Calhoun & Co                             17,329,583.960      27.778
Fund -- Class Y       C/O Comerica Bank Detroit
                      Attn Vicky Froehlich
                      P O Box 75000
                      Detroit MI 48275-3455
Energy Fund -- Class  MLPF&S FBO                                  385,782.309      13.302
A                     The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Energy Fund -- Class  MLPF&S FBO                                  721,650.951      29.502
B                     The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Energy Fund -- Class  MLPF&S FBO                                  357,145.786      26.170
C                     The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Energy Fund -- Class  Citigroup Global Markets Inc                 69,433.734       5.088
C                     Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Energy Fund -- Class  Munder Capital Mgmt                             524.665      99.808
K                     Attn Kim Winek
                      480 Pierce St
                      Birmingham MI 48009
Energy Fund -- Class  MCB Trust Services FBO                       26,051.898      82.638
Y                     FBO Munder Capital Management
                      700 17th St Ste 300
                      Denver CO 80202-3531
Energy Fund -- Class  Robert L Larsen                               2,016.786       6.397
Y                     23 Olmstead Rd
                      Morristown NJ 07960-0000
Index 500 Fund --     MLPF&S FBO                                3,103,214.133      17.749
Class A               The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Index 500 Fund --     Citigroup Global Markets Inc              1,354,760.564       7.748
Class A               Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Index 500 Fund --     MLPF&S FBO                                  632,492.940      23.646
Class B               The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Index 500 Fund --     Citigroup Global Markets Inc                341,524.913      12.768
Class B               Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Index 500 Fund --     Orchard Trust Co LLC Custodian               22,578.480      69.442
Class R               FBO Oppenheimer Funds Record
                      Keeper Pro
                      C/O Fascore LLC
                      8515 E Orchard Rd 2T2
                      Greenwood Village CO 80111-6298
Index 500 Fund --     Jonathan Santamaria, Howard Pines             4,803.436      14.774
Class R               FBO Beam Pines 401K
                      600 Third Ave
                      26th Floor
                      New York NY 10016

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Index 500 Fund --     Dain Rauscher Inc FBO                         2,587.907       7.959
Class R               Ropers Majeski 401K
                      FBO Thomas Clarke
                      Richard K Wilson Ttee
                      1001 Marshall St
                      Redwood City CA 94063-2000
Index 500 Fund --     Emjayco                                       1,971.029       6.062
Class R               FBO Locolabs 401(K) Psp #
                      PO Box 170910
                      Milwaukee WI 53217-0909
Index 500 Fund --     Patterson & Co FBO Comerica               5,347,378.968      69.019
Class K               For Various Retirement Plans
                      NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
Index 500 Fund --     Calhoun & Co                              2,350,553.731      30.339
Class K               C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Index 500 Fund --     Dingle & Co                               1,371,259.544      50.128
Class Y               C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Index 500 Fund --     Patterson & Co FBO Comerica                 568,791.918      20.793
Class Y               For Various Retirement Plans
                      NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
Index 500 Fund --     Calhoun & Co                                396,237.309      14.485
Class Y               C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Institutional Money   National Financial Services Corp         255,396,225.720     92.868
Market Fund --        For The Exclusive Benefit Of
Comerica Class K      Our Customers
                      Attn: Mutual Funds 5th Fl
                      P O Box 3908 Church Street Station
                      New York NY 10008-3908
Institutional Money   Calhoun & Co                             19,614,354.620       7.132
Market Fund --        C/O Comerica Bank Detroit
Comerica Class K      Attn Vicky Froehlich
                      P O Box 75000
                      Detroit MI 48275-3455

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Institutional Money   Calhoun & Co                             912,554,339.140     86.026
Market Fund --        C/O Comerica Bank Detroit
Comerica Class Y      Attn Vicky Froehlich
                      P O Box 75000
                      Detroit MI 48275-3455
Institutional Money   Comerica Bank                            132,237,564.820     12.466
Market Fund --        Comerica Securities/Direct
Comerica Class Y      201 W Fort St Mc 3089
                      Detroit MI 48226
Intermediate Bond     MLPF&S FBO                                  142,047.448      14.754
Fund -- Class A       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Intermediate Bond     MLPF&S FBO                                   34,736.245      23.225
Fund -- Class B       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Intermediate Bond     Citigroup Global Markets Inc                  9,152.105       6.119
Fund -- Class B       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Intermediate Bond     NFS LLC FEBO                                  8,760.220       5.857
Fund -- Class B       NFS/FMTC IRA
                      FBO Earl Ruby
                      4776 Pickering Rd
                      Bloomfield Hills MI 48301
Intermediate Bond     NFS LLC FEBO                                  8,627.420       5.768
Fund -- Class B       Emil E Szot
                      FMT Co TTEE Psrp Ps
                      15 Ridge Lane
                      Blairstown NJ 07825
Intermediate Bond     MLPF&S FBO                                   50,014.026      44.274
Fund -- Class C       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Intermediate Bond     PFPC Trust Company As Custodian               6,547.552       5.796
Fund -- Class C       Joseph S Howanski SEP IRA
                      2410 N Greenhill Rd
                      Broomall PA 19008

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Intermediate Bond     Calhoun & Co                             23,077,909.168      96.132
Fund -- Class K       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Intermediate Bond     Dingle & Co                               6,214,583.977      62.610
Fund -- Class Y       C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Intermediate Bond     Calhoun & Co                              2,551,820.214      25.709
Fund -- Class Y       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
International Bond    MLPF&S FBO                                  400,950.410      82.100
Fund -- Class A       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
International Bond    Bear Stearns Securities Corp.                10,299.588      14.505
Fund -- Class B       FBO
                      1 Metrotech Center North
                      Brooklyn NY 11201-3859
International Bond    MLPF&S FBO                                   10,036.588      14.134
Fund -- Class B       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
International Bond    Pershing LLC                                  4,273.088       6.018
Fund -- Class B       P. O. Box 2052
                      Jersey City, NJ 07303-9998
International Bond    MLPF&S FBO                                   44,054.221      52.793
Fund -- Class C       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
International Bond    First Clearing, LLC                           5,110.398       6.124
Fund -- Class C       Stuart B Hirsch
                      11 East Pkwy
                      Clifton NJ 07014-1201
International Bond    First Clearing, LLC                           4,251.854       5.095
Fund -- Class C       Kent Erwin Johnson-Mngng
                      Director of The Kent Erwin
                      6 Orsinger Forge
                      San Antonio TX 78230-1581

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
International Bond    Calhoun & Co                                  1,937.559      80.338
Fund -- Class K       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
International Bond    Munder Capital Mgmt                             472.849      19.606
Fund -- Class K       Attn Kim Winek
                      480 Pierce St
                      Birmingham MI 48009
International Bond    Dingle & Co                               5,346,037.879      98.655
Fund -- Class Y       C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
International Equity  MLPF&S FBO                                  104,942.747      12.380
Fund -- Class A       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
International Equity  MLPF&S FBO                                   61,459.915      33.249
Fund -- Class B       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
International Equity  MLPF&S FBO                                   88,398.682      38.487
Fund -- Class C       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
International Equity  Citigroup Global Markets Inc                 16,364.951       7.125
Fund -- Class C       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
International Equity  Calhoun & Co                              2,683,635.396      93.929
Fund -- Class K       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
International Equity  Dingle & Co                               4,076,672.450      65.414
Fund -- Class Y       C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
International Equity  Calhoun & Co                              1,650,969.954      26.491
Fund -- Class Y       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Internet              MLPF&S FBO                                3,584,339.611      16.116
Fund -- Class A       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Internet              Citigroup Global Markets Inc              1,527,906.417       6.870
Fund -- Class A       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Internet              MLPF&S FBO                                  331,257.988      14.600
Fund -- Class B       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Internet              Citigroup Global Markets Inc                163,957.376       7.226
Fund -- Class B       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Internet              MLPF&S FBO                                1,347,429.078      26.014
Fund -- Class C       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Internet              Citigroup Global Markets Inc                503,578.897       9.722
Fund -- Class C       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Internet              Munder Capital Mgmt                             633.714     100.000
Fund -- Class R       Attn Kim Winek
                      480 Pierce St
                      Birmingham MI 48009
Internet              Calhoun & Co                                    765.754      85.775
Fund -- Class K       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Internet              Wells Fargo Investments LLC                     126.991      14.225
Fund -- Class K       625 Marquette Ave S 13th Floor
                      Minneapolis, MN 55402

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Internet              Dingle & Co                                 113,919.502      37.172
Fund -- Class Y       C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Internet              MCB Trust Services FBO                       64,654.661      21.097
Fund -- Class Y       FBO Munder Capital Management
                      700 17th St Ste 300
                      Denver CO 80202-3531
Internet              UBS Financial Services Inc. FBO              31,569.463      10.301
Fund -- Class Y       John Rakolta Jr
                      613 Abbott St
                      Detroit MI 48226-1348
Internet              Mac & Co A/C                                 21,049.536       6.869
Fund -- Class Y       Mutual Fund Ops-Tc
                      PO Box 3198
                      Pittsburgh PA 15230
Large-Cap Core        MLPF&S FBO                                  411,003.524      22.763
Growth Fund -- Class  The Sole Benefit of Its Customers
A                     Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Large-Cap Core        Citigroup Global Markets Inc                108,610.504       6.015
Growth Fund -- Class  Attn Peter Booth
A                     333 W 34th St 7th Fl
                      New York NY 10001-2483
Large-Cap Core        MLPF&S FBO                                   47,227.641      24.830
Growth Fund -- Class  The Sole Benefit of Its Customers
B                     Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Large-Cap Core        First Clearing, LLC                          11,321.825       5.952
Growth Fund -- Class  Milton B Young
B                     4334 Lassen Drive
                      Baton Rouge La 70814-5130
Large-Cap Core        MLPF&S FBO                                   64,735.049      26.300
Growth Fund -- Class  The Sole Benefit of Its Customers
C                     Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Large-Cap Core        Citigroup Global Markets Inc                 57,867.866      23.510
Growth Fund -- Class  Attn Peter Booth
C                     333 W 34th St 7th Fl
                      New York NY 10001-2483

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Large-Cap Core        Calhoun & Co                              3,028,761.348      94.330
Growth Fund -- Class  C/O Comerica Bank
K                     Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Large-Cap Core        Dingle & Co                               2,125,323.391      74.135
Growth Fund -- Class  C/O Comerica Bank
Y                     Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Large-Cap Core        Calhoun & Co                                373,162.967      13.017
Growth Fund -- Class  C/O Comerica Bank
Y                     Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Large-Cap Value       MLPF&S FBO                                  197,851.826      23.827
Fund -- Class A       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Large-Cap Value       MLPF&S FBO                                   59,425.277      29.521
Fund -- Class B       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Large-Cap Value       MLPF&S FBO                                   68,705.085      34.182
Fund -- Class C       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Large-Cap Value       Calhoun & Co                              1,660,792.596      73.925
Fund -- Class K       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Large-Cap Value       Patterson & Co FBO Comerica                 552,104.770      24.575
Fund -- Class K       For Various Retirement Plans
                      NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
Large-Cap Value       Patterson & Co FBO Comerica               2,002,609.001      55.477
Fund -- Class Y       For Various Retirement Plans
                      NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Large-Cap Value       Dingle & Co                               1,063,016.984      29.448
Fund -- Class Y       C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Large-Cap Value       Calhoun & Co                                273,780.340       7.584
Fund -- Class Y       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Liquidity Money       National Financial Services Corp         127,698,833.000     99.908
Market Fund           For The Exclusive Benefit Of
                      Our Customers
                      Attn: Mutual Funds 5th Fl
                      P O Box 3908 Church Street Station
                      New York NY 10008-3908
Micro-Cap Equity      MLPF&S FBO                                1,268,775.097      14.937
Fund -- Class A       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Micro-Cap Equity      Charles Schwab & Co Inc                     836,352.914       9.846
Fund -- Class A       Special Custody Act For The
                      Benefit of Customers
                      Attn Mutual Funds
                      101 Montgomery Street
                      San Francisco CA 94104
Micro-Cap Equity      MLPF&S FBO                                  137,107.284      12.473
Fund -- Class B       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Micro-Cap Equity      Citigroup Global Markets Inc                 63,268.028       5.756
Fund -- Class B       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Micro-Cap Equity      MLPF&S FBO                                  614,245.718      26.333
Fund -- Class C       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Micro-Cap Equity      Citigroup Global Markets Inc                152,189.306       6.524
Fund -- Class C       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Micro-Cap Equity      MG Trust Company Cust. FBO                    7,664.685      17.559
Fund -- Class R       First Tool Corporation
                      700 17th Street
                      Suite 300
                      Denver CO 80202
Micro-Cap Equity      Wilmington Trust Company TTEE FBO             7,301.646      16.727
Fund -- Class R       @Road, Inc. 401(K) Plan
                      C/O Mutual Funds
                      P O Box 8971
                      Wilmington DE 19899-8971
Micro-Cap Equity      Wilmington Trust Comp TTEE FBO                5,428.091      12.435
Fund -- Class R       Scaled Composites, LLC Incentive
                      Savings Plan A/C
                      C/O Mutual Funds
                      P O Box 8971
                      Wilmington, DE 19899-8971
Micro-Cap Equity      Trustlynx & Co                                4,761.388      10.908
Fund -- Class R       Trustlynx
                      PO Box 173736
                      Denver CO 80217-3736
Micro-Cap Equity      Wilmington Trust Co TTEE FBO                  4,315.893       9.887
Fund -- Class R       Profit Sharing Plan of The Ratcliff
                      Architects Plan A/C
                      C/O Mutual Funds
                      P O Box 8971
                      Wilmington, DE 19899-8971
Micro-Cap Equity      MG Trust Company Cust. FBO                    2,957.157       6.775
Fund -- Class R       Victor Reinz Valve Seals, LLC
                      700 17th Street
                      Suite 300
                      Denver CO 80202
Micro-Cap Equity      Trustlynx & Co                                2,643.303       6.056
Fund -- Class R       Trustlynx
                      PO Box 173736
                      Denver CO 80217-3736
Micro-Cap Equity      Calhoun & Co                                147,993.948      65.649
Fund -- Class K       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Micro-Cap Equity      Patterson & Co FBO Comerica                  56,322.312      24.984
Fund -- Class K       For Various Retirement Plans
                      NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Micro-Cap Equity      Dingle & Co                                  16,904.461       7.499
Fund -- Class K       C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Micro-Cap Equity      Dingle & Co                                 270,131.026      41.606
Fund -- Class Y       C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Micro-Cap Equity      Calhoun & Co                                110,184.830      16.971
Fund -- Class Y       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Micro-Cap Equity      MCB Trust Services FBO                       62,936.546       9.694
Fund -- Class Y       FBO Munder Capital Management
                      700 17th St Ste 300
                      Denver CO 80202-3531
Micro-Cap Equity      NFS LLC                                      58,742.588       9.048
Fund -- Class Y       The Northern Trust Company
                      FBO A/C
                      PO Box 92956
                      Chicago IL 60675-2956
Micro-Cap Equity      John P Richardson Gen Prtnr                  37,413.382       5.762
Fund -- Class Y       Richardson Family Limited Prtnrshp
                      3452 Balfour Dr
                      Troy MI 48084
Mid-Cap Core Growth   MLPF&S FBO                                8,351,251.135      17.620
Fund -- Class A       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Mid-Cap Core Growth   Charles Schwab & Co Inc                   6,360,294.375      13.420
Fund -- Class A       Special Custody Act For The
                      Benefit of Customers
                      Attn Mutual Funds
                      101 Montgomery Street
                      San Francisco CA 94104
Mid-Cap Core Growth   MLPF&S FBO                                  472,474.762      20.421
Fund -- Class B       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Mid-Cap Core Growth   Citigroup Global Markets Inc                125,858.222       5.440
Fund -- Class B       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Mid-Cap Core Growth   MLPF&S FBO                                4,581,633.479      36.797
Fund -- Class C       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Mid-Cap Core Growth   Citigroup Global Markets Inc              1,467,950.421      11.790
Fund -- Class C       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Mid-Cap Core Growth   Trustlynx & Co                               65,382.858      15.396
Fund -- Class R       Trustlynx
                      PO Box 173736
                      Denver CO 80217-3736
Mid-Cap Core Growth   Trustlynx & Co                               51,394.446      12.102
Fund -- Class R       Trustlynx
                      PO Box 173736
                      Denver CO 80217-3736
Mid-Cap Core Growth   Trustlynx & Co                               31,246.096       7.357
Fund -- Class R       Trustlynx
                      PO Box 173736
                      Denver CO 80217-3736
Mid-Cap Core Growth   Counsel Trust FBO                            23,843.027       5.614
Fund -- Class R       Chalk's Truck Parts, Inc. 401K Psp
                      336 Fourth Ave 5th Floor
                      The Times Building
                      Pittsburgh PA 15222-2004
Mid-Cap Core Growth   Calhoun & Co                              4,199,219.431      90.044
Fund -- Class K       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Mid-Cap Core Growth   Patterson & Co FBO Comerica                 432,112.797       9.266
Fund -- Class K       For Various Retirement Plans
                      NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
Mid-Cap Core Growth   Charles Schwab & Co Inc                   6,081,080.961      19.397
Fund -- Class Y       Special Custody Act For The
                      Benefit of Customers
                      Attn Mutual Funds
                      101 Montgomery Street
                      San Francisco CA 94104

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Mid-Cap Core Growth   NFS LLC                                   4,631,427.629      14.773
Fund -- Class Y       FIIOC As Agent For
                      Qualified Employee Benefit
                      Plans (401K) Finops-Ic Funds
                      100 Magellan Way Kw1C
                      Covington KY 41015
Mid-Cap Core Growth   Standard Insurance Co                     2,618,203.848       8.351
Fund -- Class Y       P11D Attn Separate Account A
                      1100 Sw 6th Ave
                      Portland OR 97204-0000
Mid-Cap Core Growth   Prudential Investment Management          2,154,681.770       6.873
Fund -- Class Y       Service FBO Mutual Fund Clients
                      100 Mulberry Street
                      3 Gateway Center FL 11
                      Mail Stop NJ 05-11-20
                      Newark NJ 07102
Mid-Cap Core Growth   State of South Carolina Salary            1,851,526.782       5.906
Fund -- Class Y       Deferral 401(K) Savings Plan
                      Attn Dianne Poston
                      One Heritage Drive
                      North Quincy MA 02171
Real Estate Equity    MLPF&S FBO                                   80,012.666      17.794
Investment Fund --    The Sole Benefit of Its Customers
Class A               Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Real Estate Equity    MLPF&S FBO                                   34,136.472      26.135
Investment Fund --    The Sole Benefit of Its Customers
Class B               Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Real Estate Equity    MLPF&S FBO                                   34,803.850      29.267
Investment Fund --    The Sole Benefit of Its Customers
Class C               Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Real Estate Equity    Citigroup Global Markets Inc                  7,436.168       6.253
Investment Fund --    Attn Peter Booth
Class C               333 W 34th St 7th Fl
                      New York NY 10001-2483
Real Estate Equity    A G Edwards & Sons Inc FBO                    6,607.246       5.556
Investment Fund --    Marguerite H Snowdon
Class C               TTEE Marguerite Snowdon
                      One North Jefferson
                      St Louis MO 63103-2287

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Real Estate Equity    Patterson & Co FBO Comerica                   6,055.702      45.090
Investment Fund --    For Various Retirement Plans
Class K               NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
Real Estate Equity    Calhoun & Co                                  4,287.919      31.927
Investment Fund --    C/O Comerica Bank
Class K               Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Real Estate Equity    Dingle & Co                                   3,085.734      22.976
Investment Fund --    C/O Comerica Bank
Class K               Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Real Estate Equity    Dingle & Co                               2,033,314.524      78.925
Investment Fund --    C/O Comerica Bank
Class Y               Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
S&P MidCap Index      Calhoun & Co                              4,655,540.838      81.257
Equity Fund -- Class  C/O Comerica Bank
K                     Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
S&P MidCap Index      Patterson & Co FBO Comerica               1,072,189.358      18.714
Equity Fund -- Class  For Various Retirement Plans
K                     NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
S&P MidCap Index      Calhoun & Co                              6,395,247.092      97.765
Equity Fund -- Class  C/O Comerica Bank
K                     Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
S&P MidCap Index      Patterson & Co FBO Comerica               1,441,723.184      77.738
Equity Fund -- Class  For Various Retirement Plans
Y                     NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
S&P MidCap Index      Calhoun & Co                                306,014.086      16.500
Equity Fund -- Class  C/O Comerica Bank
Y                     Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
S&P MidCap Index      Dingle & Co                                 102,169.719       5.509
Equity Fund -- Class  C/O Comerica Bank
Y                     Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
S&P SmallCap Index    Patterson & Co FBO Comerica                 491,757.932      64.307
Equity Fund -- Class  For Various Retirement Plans
Y                     NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
S&P SmallCap Index    Calhoun & Co                                272,890.140      35.686
Equity Fund -- Class  C/O Comerica Bank
Y                     Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Small-Cap Value       MLPF&S FBO                                4,370,325.806      24.991
Fund -- Class A       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Small-Cap Value       Charles Schwab & Co Inc                   1,543,499.950       8.826
Fund -- Class A       Special Custody Act For The
                      Benefit of Customers
                      Attn Mutual Funds
                      101 Montgomery Street
                      San Francisco CA 94104
Small-Cap Value       MLPF&S FBO                                  570,898.936      28.369
Fund -- Class B       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Small-Cap Value       MLPF&S FBO                                2,633,088.152      38.342
Fund -- Class C       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Small-Cap Value       Citigroup Global Markets Inc                696,266.861      10.139
Fund -- Class C       Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Small-Cap Value       Lobatco                                     124,097.255      40.903
Fund -- Class R       P O Box 3188
                      Longview Tx 75606-3188

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Small-Cap Value       DCGT As TTEE And/Or Cust                     80,892.334      26.663
Fund -- Class R       FBO Various Qualified Plans
                      Attn NPIO Trade Desk
                      711 High Street
                      Des Moines, IA 50303
Small-Cap Value       Trustlynx & Co                               30,048.602       9.904
Fund -- Class R       Trustlynx
                      PO Box 173736
                      Denver CO 80217-3736
Small-Cap Value       Calhoun & Co                              1,458,607.153      75.284
Fund -- Class K       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Small-Cap Value       Patterson & Co FBO Comerica                 431,761.916      22.285
Fund -- Class K       For Various Retirement Plans
                      NC-1151
                      1525 West Wt Harris Blvd
                      Charlotte, NC 28288-1151
Small-Cap Value       NFS LLC                                   2,972,815.454      24.271
Fund -- Class Y       The Northern Trust Company
                      FBO A/C
                      PO Box 92956
                      Chicago IL 60675-2956
Small-Cap Value       John Hancock Life Insurance Co USA        1,555,229.381      12.697
Fund -- Class Y       East Tower 7th Fl
                      PO Box 600
                      Buffalo NY 14201-0600
Small-Cap Value       Dingle & Co                               1,356,493.599      11.075
Fund -- Class Y       C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Small-Mid Cap         MLPF&S FBO                                  226,151.762      18.942
Fund -- Class A       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Small-Mid Cap         Pershing LLC                                  9,680.542       9.174
Fund -- Class B       P. O. Box 2052
                      Jersey City, NJ 07303-9998
Small-Mid Cap         MLPF&S FBO                                   64,577.657      13.163
Fund -- Class C       The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Small-Mid Cap         Munder Capital Mgmt                           3,333.333      61.617
Fund -- Class R       Attn Kim Winek
                      480 Pierce St
                      Birmingham MI 48009
Small-Mid Cap         Pershing LLC                                  1,346.499      24.890
Fund -- Class R       P. O. Box 2052
                      Jersey City, NJ 07303-9998
Small-Mid Cap         MG Trust Company Cust. FBO                      729.899      13.492
Fund -- Class R       Wow Distributing Company, Inc. 401(k)
                      700 17th Street
                      Suite 300
                      Denver CO 80202
Small-Mid Cap         Munder Capital Mgmt                           3,333.334     100.000
Fund -- Class K       Attn Kim Winek
                      480 Pierce St
                      Birmingham MI 48009
Small-Mid Cap         Calhoun & Co                                250,244.623      59.344
Fund -- Class Y       C/O Comerica Bank
                      Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Small-Mid Cap         Dingle & Co                                 118,475.000      28.096
Fund -- Class Y       C/O Comerica Bank
                      Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Small-Mid Cap         MCB Trust Services FBO                       34,818.911       8.257
Fund -- Class Y       FBO Munder Capital Management
                      700 17th St Ste 300
                      Denver CO 80202-3531
Tax-Free Money        National Financial Services Corp         62,934,579.720      99.289
Market Fund -- Class  For The Exclusive Benefit Of
A                     Our Customers
                      Attn: Mutual Funds 5th Fl
                      P O Box 3908 Church Street Station
                      New York NY 10008-3908
Tax-Free Money        Calhoun & Co                             95,367,007.440      99.943
Market Fund -- Class  C/O Comerica Bank Detroit
K                     Attn Vicky Froehlich
                      P O Box 75000
                      Detroit MI 48275-3455
Tax-Free Money        Calhoun & Co                             14,196,568.120      91.550
Market Fund -- Class  C/O Comerica Bank Detroit
Y                     Attn Vicky Froehlich
                      P O Box 75000
                      Detroit MI 48275-3455

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Tax-Free Short &      MLPF&S FBO                                  392,940.249      29.421
Intermediate Bond     The Sole Benefit of Its Customers
Fund -- Class A       Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Tax-Free Short &      NFS LLC FEBO                                100,290.979       7.509
Intermediate Bond     Zef Vuljevic TTEE
Fund -- Class A       Zef Vuljevic Revocable Trust
                      U/A 7/25/01
                      11952 Hubbard
                      Livonia MI 48150
Tax-Free Short &      MLPF&S FBO                                   39,868.002      49.524
Intermediate Bond     The Sole Benefit of Its Customers
Fund -- Class B       Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Tax-Free Short &      A. G. Edwards & Sons, Inc. FBO                6,968.827       8.657
Intermediate Bond     Emily King
Fund -- Class B       One North Jefferson
                      St. Louis, MO 63103-2287
Tax-Free Short &      Mesirow Financial Inc                         4,408.867       5.477
Intermediate Bond     Charles R Levun &
Fund -- Class B       350 North Clark Street
                      Chicago IL 60610-4796
Tax-Free Short &      MLPF&S FBO                                  146,723.871      40.225
Intermediate Bond     The Sole Benefit of Its Customers
Fund -- Class C       Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Tax-Free Short &      LPL Financial Services                       76,799.124      21.055
Intermediate Bond     9785 Towne Centre Drive
Fund -- Class C       San Diego CA 92121-1968
Tax-Free Short &      RBC Dain Rauscher FBO                        56,834.150      15.581
Intermediate Bond     Marie J Gundle TTEE
Fund -- Class C       Marie J Gundle Trust
                      U/A DTD 09/27/1993
                      34411 Quaker Valley
                      Farmington Hls MI 48331-3666
Tax-Free Short &      Ruth Stone TTEE FBO                          20,094.663       5.509
Intermediate Bond     Ruth Stone Living Trust
Fund -- Class C       U/A DTD 04/09/1985
                      3810 Mission Hills Rd
                      Northbrook IL 60062

FUND/CLASS            SHAREHOLDER                               SHARES OWNED     % OF CLASS
----------            -----------                              ---------------   ----------
Tax-Free Short &      Calhoun & Co                             11,377,945.691      99.379
Intermediate Bond     C/O Comerica Bank
Fund -- Class K       Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Tax-Free Short &      Dingle & Co                                 231,076.368      79.349
Intermediate Bond     C/O Comerica Bank
Fund -- Class Y       Attn: Mutual Fund Unit/MC3446
                      P.O. Box 75000/MC3446
                      Detroit, MI 48275
Tax-Free Short &      Calhoun & Co                                 57,732.162      19.825
Intermediate Bond     C/O Comerica Bank
Fund -- Class Y       Attn Mutual Funds Unit MC3446
                      PO Box 75000
                      Detroit MI 48275-3446
Technology Fund --    MLPF&S FBO                                2,419,585.718      11.376
Class A               The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Technology Fund --    MLPF&S FBO                                  481,091.595      11.563
Class B               The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Technology Fund --    Citigroup Global Markets Inc              1,085,664.659      13.553
Class C               Attn Peter Booth
                      333 W 34th St 7th Fl
                      New York NY 10001-2483
Technology Fund --    MLPF&S FBO                                  929,018.238      11.597
Class C               The Sole Benefit of Its Customers
                      Attn Fund Administration (97Xxx)
                      4800 Deer Lake Dr E 2nd Fl
                      Jacksonville FL 32246-6484
Technology Fund --    MCB Trust Services FBO                       73,405.830      45.919
Class Y               FBO Munder Capital Management
                      700 17th St Ste 300
                      Denver CO 80202-3531
Technology Fund --    James C Robinson                             22,830.684      14.282
Class Y               Mary M Robinson Jt Wros
                      340 Lakeland
                      Grosse Pointe MI 48230
Technology Fund --    PFPC Trust Company As Custodian               8,754.127       5.476
Class Y               Julius Otten Rollover IRA
                      24725 Rockford
                      Dearborn MI 48124

                                   EXHIBIT H



CONDITIONS OF PROPOSED RULE 15A-5



     (a) Exemption from shareholder approval. Notwithstanding Section 15(a) of the 1940 Act, a sub-advisory contract need not be approved by a vote of a majority of the outstanding voting securities of a fund, if the following conditions are met:



          (1) No increase in fees. The sub-advisory contract does not directly or indirectly increase the management and advisory fees charged to the fund or its shareholders.



          (2) Conflicting relationships prohibited.



               (i) The sub-advisor is not an affiliated person of the principal advisor with which it has contracted or of the fund (other than by reason of serving as an investment advisor to the fund), and no director or officer of the fund , and no principal advisor or director or officer of the principal advisor with which the sub-advisor has contracted, directly or indirectly owns any material interest in the sub-advisor other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity); or



               (ii) The sub-advisor is a wholly-owned subsidiary (as defined in Section 2(a)(43) of the 1940 Act) of the principal advisor, and the wholly-owned subsidiary has been hired as a sub-advisor to replace another wholly-owned subsidiary that has been terminated as a sub-advisor to the fund, or the sub-advisory contract of a wholly-owned subsidiary has been materially amended.



          (3) Shareholder authorization. Shareholders of the fund have authorized a principal advisor, subject to approval by the board of directors, to enter into contracts with sub-advisors without approval by a vote of the outstanding voting securities of the fund or, if the fund's securities have not been publicly offered or sold to persons who are not promoters or affiliated persons of the fund , the directors of the fund have authorized the principal advisor to enter into such contracts.



          (4) Supervision of sub-advisors. A contract between the fund and a principal advisor provides that the principal advisor must supervise and oversee the activities of the sub-advisor under the sub-advisory contract on behalf of the fund.

          (5) Disclosure to shareholders. Within 90 days after entry into a new sub-advisory contract or after making a material change to a wholly-owned subsidiary's existing sub-advisory contract, the fund furnishes its shareholders with an information statement, which must be filed with the SEC in accordance with the requirements of Rule 14c-5(b) under the 1940 Act, that describes the new agreement, and contains the information specified in Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.



          (6) Fund name. If the fund identifies the sub-advisor as a part of the fund 's name or title, it also clearly identifies in its name or title the principal advisor with which the sub-advisor has contracted, before the name of the sub-advisor.



          (7) Board of directors composition, selection, and representation.



               (i) A majority of the directors of the fund are not interested persons of the fund, and those directors select and nominate any other disinterested directors; and



               (ii) Any person who acts as legal counsel for the disinterested directors is an independent legal counsel.



LIKELY CONDITIONS OF AN SEC EXEMPTIVE ORDER:



     (1) Before an affected Munder Fund may rely on the requested order, the operation of the Munder Fund in the manner described in the application will be approved by a majority of the Munder Fund's outstanding voting securities, as defined in the 1940 Act, or, in the case of a Munder Fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the initial shareholder(s) prior to offering shares of the Munder Fund to the public.



     (2) The affected Munder Fund will disclose in its prospectus the existence, substance and effect of any order granted pursuant to the application. In addition, the Munder Fund will hold itself out to the public as employing the manager of managers approach described in the application. The prospectus will prominently disclose that the Advisor has ultimate responsibility (subject to oversight by the Board) for the investment performance of the Munder Fund due to its responsibility to oversee sub-advisors and recommend their hiring, termination and replacement.

     (3) Within 90 days of the hiring of any new sub-advisor, the Advisor will furnish shareholders of the affected Munder Fund with all of the information about the new sub-advisor that would be contained in a proxy statement, except as modified by the order to permit the disclosure of aggregate fees paid to unaffiliated sub-advisors ("Aggregate Fees"). This information will include the disclosure of Aggregate Fees and any change in such disclosure caused by the addition of a new sub-advisor. The Advisor will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, except as modified by the order to permit the disclosure of Aggregate Fees.



     (4) The Advisor will not enter into a sub-advisory agreement with any affiliated sub-advisor without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the affected Munder Fund.



     (5) At all times, at least a majority of the Board will be Non-Interested Trustees, and the nomination of new or additional Non-Interested Trustees will be placed within the discretion of the then-existing Non-Interested Trustees. The Board also will satisfy the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.



     (6) When a change of sub-advisor is proposed for a Munder Fund with an affiliated sub-advisor, the Board, including a majority of the Non-Interested Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Munder Fund and its shareholders and does not involve a conflict of interest from which the Advisor or an affiliated sub-advisor derives an inappropriate advantage.



     (7) The Advisor will provide general management services to the affected Munder Fund, including overall supervisory responsibility for the general management and investment of the Munder Fund's assets and, subject to review and approval of the Board, will: (i) set the Munder Fund's overall investment strategies; (ii) evaluate, select and recommend sub-advisors to manage all or a part of the Munder Fund's assets; (iii) when appropriate, allocate and reallocate the Munder Fund's assets among multiple sub-advisors; (iv) monitor and evaluate the sub-advisors' performance; and (v) implement procedures reasonably designed to ensure that the sub-advisors comply with the Munder Fund's investment objectives, policies and restrictions.

     (8) No trustee or officer of an affected Munder Fund, or director or officer of the Advisor will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in a sub-advisor except for: (i) ownership of interests in the Advisor or any entity that controls, is controlled by, or is under common control with the Advisor; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-advisor or an entity that controls, is controlled by, or is under common control with a sub-advisor.



     (9) Each affected Munder Fund will disclose in its registration statement the applicable Aggregate Fees and provide individual disclosure of any applicable fees paid to affiliated sub-advisors.



     (10) Independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Non-Interested Trustees. The selection of such counsel will be within the discretion of the then-existing Non-Interested Trustees.



     (11) The Advisor will provide the Board, no less frequently than quarterly, with information about the Advisor's profitability on a per-Munder Fund basis, as applicable. The information will reflect the impact on profitability of the hiring or termination of any sub-advisor during the applicable quarter.



     (12) Whenever a sub-advisor is hired or terminated, the Advisor will provide the Board with information showing the expected impact on the Advisor's profitability.



     (13) The requested order will expire on the effective date of the Proposed Rule, if adopted.

[MUNDER LOGO]
                                                                      PROXY CARD


The Munder @Vantage Fund        SPECIAL MEETING OF SHAREHOLDERS OCTOBER 26, 2006
MUNDER @Vantage FUND

This proxy is Solicited on Behalf of the Board of Trustees.

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Amy D. Eisenbeis or any one of them, attorneys, with full power of substitution to vote all shares of the above-referenced fund (Fund) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the The Community House, 380 South Bates Street, Birmingham, Michigan, on Thursday, October 26, 2006 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.


                                        YOUR VOTE IS IMPORTANT, NO MATTER HOW
      [ADDRESS LINE 1]                  MANY SHARES YOU OWN.
      [ADDRESS LINE 2]
      [ADDRESS LINE 3]                  THE MATTERS THAT WE ARE SUBMITTING FOR
      [ADDRESS LINE 4]                  YOUR CONSIDERATION ARE SIGNIFICANT TO
      [ADDRESS LINE 5]                  THE FUND AND TO YOU AS A FUND
      [ADDRESS LINE 6]                  SHAREHOLDER. PLEASE TAKE THE TIME TO
      [ADDRESS LINE 7]                  READ THE PROXY STATEMENT AND CAST YOUR
                                        VOTE USING ANY OF THE METHODS DESCRIBED
                                        BELOW.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                 /\ FOLD HERE /\

      PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. OTHERWISE, PLEASE VOTE
                 BY ONE OF THE CONVENIENT METHODS LISTED BELOW.


         VOTING ON THE INTERNET          Note: Please sign your name exactly as
                                         it appears in the registration. If
- Log on to WWW.MYPROXYONLINE.COM        shares are held in the name of two or
- You will need the CONTROL NUMBER and   more persons, in whatever capacity,
  CHECK DIGIT found on the bottom of     only ONE need sign. When signing in a
  this card.                             fiduciary capacity, such as executor or
- Follow the on-screen instructions.     attorney, please so indicate. When
- Please do not return this paper ballot signing on behalf of a partnership or
  if you vote online.                    corporation, please indicate title.


             VOTING BY PHONE

- Call toll-free 1-866-437-4672
- You will need the CONTROL NUMBER and
  CHECK DIGIT found on the bottom of     ---------------------------------------
  this card.                             Signature                     Date
- Follow the instructions.
- Please do not return this paper ballot
  if you vote by phone.
                                         ---------------------------------------
                                         Signature (if held jointly)   Date



CONTROL NUMBER: 1234567890                                    CHECK DIGIT: 12345

MUNDER @VANTAGE FUND                                                  PROXY CARD

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). As to any other matter, said attorneys will vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

               TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [FILLED BOX]


   TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE MARK ONE OF THE THREE BOXES
   BELOW:

                                                                  FOR   AGAINST  ABSTAIN

                                                                  [ ]     [ ]      [ ]





TO VOTE EACH PROPOSAL SEPARATELY, PLEASE MARK THE BOXES BELOW:


                                                                  FOR   AGAINST  ABSTAIN

1.   To approve a new combined investment advisory agreement
     with Munder Capital Management, LLC ("Advisor")              [ ]     [ ]      [ ]

4.   To approve a manager of managers arrangement that would
     allow the Advisor and the Fund to enter into and materially amend sub-advisory agreements relating to the Fund without
     obtaining shareholder approval.                              [ ]     [ ]      [ ]



(*****scanner bar code here*****)

TAG ID: 123456789                                              CUSIP: 123456789

[MUNDER LOGO]
                                                                      PROXY CARD


Munder Series Trust             SPECIAL MEETING OF SHAREHOLDERS OCTOBER 26, 2006
MUNDER XXXXXXX FUND

This proxy is Solicited on Behalf of the Board of Trustees.


The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Amy D. Eisenbeis or any one of them, attorneys, with full power of substitution to vote all shares of the above-referenced fund (Fund) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the The Community House, 380 South Bates Street, Birmingham, Michigan, on Thursday, October 26, 2006 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.


Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.



      [ADDRESS LINE 1]                  YOUR VOTE IS IMPORTANT, NO MATTER HOW
      [ADDRESS LINE 2]                  MANY SHARES YOU OWN.
      [ADDRESS LINE 3]
      [ADDRESS LINE 4]                  THE MATTERS THAT WE ARE SUBMITTING FOR
      [ADDRESS LINE 5]                  YOUR CONSIDERATION ARE SIGNIFICANT TO
      [ADDRESS LINE 6]                  THE FUND  AND TO YOU AS A FUND
      [ADDRESS LINE 7]                  SHAREHOLDER. PLEASE TAKE THE TIME TO
                                        READ THE PROXY STATEMENT AND CAST YOUR
                                        VOTE USING ANY OF THE METHODS DESCRIBED
                                        BELOW.


--------------------------------------------------------------------------------
                              /\   FOLD HERE  /\


      PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. OTHERWISE, PLEASE VOTE
                 BY ONE OF THE CONVENIENT METHODS LISTED BELOW.


      VOTING ON THE INTERNET            Note: Please sign your name exactly
                                        as it appears in the registration.  If
- Log on to WWW.MYPROXYONLINE.COM       shares are held in the name of two or
- You will need the CONTROL NUMBER      more persons, in whatever capacity, only
  and CHECK DIGIT found on the          ONE need sign. When signing in a
  bottom of this card.                  fiduciary capacity, such as executor or
- Follow the on-screen instructions.    attorney, please so indicate. When
- Please do not return this paper       signing on behalf of a partnership or
  ballot if you vote online.            corporation, please indicate title.




        VOTING BY PHONE

- Call toll-free 1-866-437-4672         ----------------------------------------
- You will need the CONTROL NUMBER      Signature                         Date
  and CHECK DIGIT found on the bottom
  of this card.
- Follow the instructions.
- Please do not return this paper
  ballot if you vote by phone.          ----------------------------------------
                                        Signature (if held jointly)       Date


CONTROL NUMBER: 1234567890                           CHECK DIGIT: 12345

MUNDER XXXXXXX FUND                                                   PROXY CARD


IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). As to any other matter, said attorneys will vote in accordance with their best judgment.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.


               TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [Filled box]


TO VOTE ALL PROPOSALS IN THE SAME MANNER,
PLEASE MARK ONE OF THE THREE BOXES BELOW:

                                                         FOR    AGAINST  ABSTAIN
                                                         [ ]      [ ]      [ ]


TO VOTE EACH PROPOSAL SEPARATELY,
PLEASE MARK THE BOXES BELOW:

                                                         FOR    AGAINST  ABSTAIN

1. To approve a new combined investment advisory
   agreement with Munder Capital Management, LLC
   ("Advisor")                                           [ ]      [ ]      [ ]

4. To approve a manager of managers arrangement
   that would allow the Advisor and the Fund to
   enter into and materially amend sub-advisory
   agreements relating to the Fund without
   obtaining shareholder approval.                       [ ]      [ ]      [ ]





(*****scanner bar code here*****)

TAG ID: 123456789                                 CUSIP:  123456789

[MUNDER LOGO]                                                         PROXY CARD


Munder Series Trust             SPECIAL MEETING OF SHAREHOLDERS OCTOBER 26, 2006
MUNDER XXXXXXX FUND

This proxy is Solicited on Behalf of the Board of Trustees.

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Amy D. Eisenbeis or any one of them, attorneys, with full power of substitution to vote all shares of the above-referenced fund (Fund) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the The Community House, 380 South Bates Street, Birmingham, Michigan, on Thursday, October 26, 2006 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

      [ADDRESS LINE 1]                  YOUR VOTE IS IMPORTANT, NO MATTER HOW
      [ADDRESS LINE 2]                  MANY SHARES YOU OWN.
      [ADDRESS LINE 3]
      [ADDRESS LINE 4]                  THE MATTERS THAT WE ARE SUBMITTING FOR
      [ADDRESS LINE 5]                  YOUR CONSIDERATION ARE SIGNIFICANT TO
      [ADDRESS LINE 6]                  THE FUND AND TO YOU AS A FUND
      [ADDRESS LINE 7]                  SHAREHOLDER. PLEASE TAKE THE TIME TO
                                        READ THE PROXY STATEMENT AND CAST YOUR
                                        VOTE USING ANY OF THE METHODS DESCRIBED
                                        BELOW.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                 /\ FOLD HERE /\

      PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. OTHERWISE, PLEASE VOTE
                 BY ONE OF THE CONVENIENT METHODS LISTED BELOW.


        VOTING ON THE INTERNET          Note: Please sign your name exactly as
                                        it appears in the registration. If
-  Log on to WWW.MYPROXYONLINE.COM      shares are held in the name of two or
-  You will need the CONTROL NUMBER     more persons, in whatever capacity, only
   and CHECK DIGIT found on the bottom  ONE need sign. When signing in a
   of this card.                        fiduciary capacity, such as executor or
-  Follow the on-screen instructions.   attorney, please so indicate. When
-  Please do not return this paper      signing on behalf of a partnership or
   ballot if you vote online.           corporation, please indicate title.

            VOTING BY PHONE

-  Call toll-free 1-866-437-4672
-  You will need the CONTROL NUMBER
   and CHECK DIGIT found on the bottom  ----------------------------------------
   of this card.                        Signature                      Date
-  Follow the instructions.
-  Please do not return this paper
   ballot if you vote by phone.
                                        ----------------------------------------
                                        Signature (if held jointly)    Date

CONTROL NUMBER: 1234567890                                    CHECK DIGIT: 12345

MUNDER XXXXXXX FUND                                                   PROXY CARD

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). AS TO ANY OTHER MATTER, SAID ATTORNEYS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

               TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [FILLED BOX]


TO VOTE ALL PROPOSALS IN THE SAME MANNER, PLEASE MARK ONE OF THE THREE BOXES
BELOW:

                                                  FOR      AGAINST       ABSTAIN
                                                  [ ]        [ ]           [ ]

TO VOTE EACH PROPOSAL SEPARATELY,
PLEASE MARK THE BOXES BELOW:
                                                  FOR      AGAINST       ABSTAIN
1. To approve a new combined investment
   advisory agreement with Munder Capital
   Management, LLC ("Advisor")                    [ ]        [ ]           [ ]

3. To approve the amendment or elimination of the following fundamental investment restrictions regarding:

   a. Diversification                             [ ]        [ ]           [ ]
   b. Borrowing                                   [ ]        [ ]           [ ]
   c. Issuing Senior Securities                   [ ]        [ ]           [ ]
   d. Underwriting Securities                     [ ]        [ ]           [ ]
   e. Investments in Real Estate                  [ ]        [ ]           [ ]
   f. Making Loans                                [ ]        [ ]           [ ]
   g. Concentration of Investments                [ ]        [ ]           [ ]
   h. Investments in Commodities                  [ ]        [ ]           [ ]
   i. Pledging, Mortgaging, and Hypothecating
      Assets                                      [ ]        [ ]           [ ]
   j. Investments for Control Over Issuer         [ ]        [ ]           [ ]
   k. Margin Activities and Short Selling         [ ]        [ ]           [ ]

4. To approve a manager of managers arrangement
   that would allow the Advisor and the Fund to
   enter into and materially amend sub-advisory
   agreements relating to the Fund without
   obtaining shareholder approval.                [ ]        [ ]           [ ]


(*****scanner bar code here*****)

TAG ID: 123456789                                              CUSIP:  123456789

[MUNDER LOGO]                                                         PROXY CARD

Munder Series Trust             SPECIAL MEETING OF SHAREHOLDERS OCTOBER 26, 2006
MUNDER XXXXXXX FUND

This proxy is Solicited on Behalf of the Board of Trustees.

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Amy D. Eisenbeis or any one of them, attorneys, with full power of substitution to vote all shares of the above-referenced fund (Fund) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the The Community House, 380 South Bates Street, Birmingham, Michigan, on Thursday, October 26, 2006 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

      [ADDRESS LINE 1]                 YOUR VOTE IS IMPORTANT, NO MATTER HOW
      [ADDRESS LINE 2]                 MANY SHARES YOU OWN.
      [ADDRESS LINE 3]
      [ADDRESS LINE 4]                 THE MATTERS THAT WE ARE SUBMITTING FOR
      [ADDRESS LINE 5]                 YOUR CONSIDERATION ARE SIGNIFICANT TO
      [ADDRESS LINE 6]                 THE FUND AND TO YOU AS A FUND
      [ADDRESS LINE 7]                 SHAREHOLDER. PLEASE TAKE THE TIME TO
                                       READ THE PROXY STATEMENT AND CAST YOUR
                                       VOTE USING ANY OF THE METHODS DISCRIBED
                                       BELOW.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                 /\ FOLD HERE /\


   PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. OTHERWISE, PLEASE VOTE BY ONE OF THE CONVENIENT METHODS LISTED BELOW.

        VOTING ON THE INTERNET          Note: Please sign your name exactly as
                                        it appears in the registration. If
-  Log on to WWW.MYPROXYONLINE.COM      shares are held in the name of two or
-  You will need the CONTROL NUMBER     more persons, in whatever capacity, only
   and CHECK DIGIT found on the bottom  ONE need sign. When signing in a
   of this card.                        fiduciary capacity, such as executor or
-  Follow the on-screen instructions.   attorney, please so indicate. When
-  Please do not return this paper      signing on behalf of a partnership or
   ballot if you vote online.           corporation, please indicate title.

            VOTING BY PHONE
                                        ----------------------------------------
-  Call toll-free 1-866-437-4672        Signature                    Date
-  You will need the CONTROL NUMBER
   and CHECK DIGIT found on the bottom
   of this card.                        ----------------------------------------
-  Follow the instructions.             Signature (if held jointly)  Date
-  Please do not return this paper
   ballot if you vote by phone.

CONTROL NUMBER: 1234567890                            CHECK DIGIT:  12345

MUNDER XXXXXXX FUND                                                   PROXY CARD

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). As to any other matter, said attorneys will vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

               TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [Filled box]

TO VOTE ALL PROPOSALS IN THE SAME MANNER,
PLEASE MARK ONE OF THE THREE BOXES BELOW:
                                                         FOR   AGAINST   ABSTAIN

                                                         [  ]    [  ]      [  ]

TO VOTE EACH PROPOSAL SEPARATELY,
PLEASE MARK THE BOXES BELOW:
                                                         FOR   AGAINST   ABSTAIN

1. To approve a new combined investment
   advisory agreement with Munder Capital
   Management, LLC ("Advisor")                           [  ]    [  ]      [  ]

2. To approve a sub-advisory agreement with
   World Asset Management ("WAM").                       [  ]    [  ]      [  ]

4. To approve a manager of managers arrangement
   that would allow the Advisor and the Fund to
   enter into and materially amend sub-advisory
   agreements relating to the Fund without
   obtaining shareholder approval.                       [  ]    [  ]      [  ]


(*****scanner bar code here*****)

TAG ID: 123456789                                     CUSIP:  123456789